OMNIBUS AMENDMENT NO. 4 TO LOAN DOCUMENTS This Omnibus Amendment No. 4 to Loan Documents (this “Amendment”), dated as of May 7, 2020 (the “Fourth Amendment Effective Date”), is entered into by and among NEWTEK SMALL BUSINESS FINANCE, LLC, a New York limited liability company (“Borrower”), the Lenders party hereto, and CAPITAL ONE, NATIONAL ASSOCIATION, in its capacity as administrative agent (in such capacity, “Administrative Agent”). RECITALS A. Borrower, certain Lenders and Administrative Agent are parties to that certain Fourth Amended and Restated Loan and Security Agreement, dated as of May 11, 2017 (as amended by that certain Omnibus Amendment to Loan Documents, dated as of May 31, 2018, that certain Omnibus Amendment No. 2 to Loan Documents, dated as of June 24, 2019, that certain Omnibus Amendment No. 3 to Loan Documents, dated as of September 13, 2019, and as may be further amended, amended and restated, supplemented, or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used in this Amendment have the meanings given to them in the Loan Agreement unless otherwise specified. B. Borrower has requested that Administrative Agent and Lenders agree to make certain amendments to the Loan Agreement, on the terms and subject to the conditions set forth in this Amendment, and Administrative Agent and Lenders have agreed to such amendments, subject to the terms and conditions set forth herein. NOW, THEREFORE, in consideration of the foregoing and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Administrative Agent, Lenders and Borrower agree as follows: 1. Amendments to Loan Agreement. The Loan Agreement (including the Schedules thereto and Exhibits B-1 through B-5, Exhibit D, Exhibit F, and Exhibit G, but excluding the other Exhibits thereto) is, hereby amended, as of the Fourth Amendment Effective Date, to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Loan Agreement attached as Exhibit A hereto (the Loan Agreement as amended hereby, the “Amended Loan Agreement”). 2. No Other Changes. Except as explicitly amended by this Amendment, all of the terms and conditions of the Loan Documents shall remain in full force and effect and shall apply to any advance thereunder. 3. Conditions Precedent. This Amendment shall be effective on the Fourth Amendment Effective Date upon satisfaction of the following conditions: (a) Administrative Agent shall have received copies of this Amendment, duly executed by each of the parties hereto, together with each of the following, each in substance and form acceptable to Administrative Agent: (i) the Multi-Party Agreement together with any required consent of the SBA; (ii) if the Borrower qualifies as a “legal entity customer” under 31 C.F.R. § 1010.230 (the “Beneficial Ownership Regulation”), receipt by the Administrative Agent and each Lender, to the extent requested by the Administrative Agent or such Lender, of a certification regarding beneficial 39809798 ownership required by the Beneficial Ownership Regulation (each, a “Beneficial Ownership Certification”) in relation to the Borrower; (iii) the Custodial Agreement; (iv) the Backup Servicing Agreement and Backup Servicing Fee Letter; (v) an Acknowledgment and Agreement of Guarantors, duly executed by each Guarantor; (b) a Certificate of an Authorized Officer of each Credit Party certifying as to (i) the resolutions of the managers (or the equivalent) of such Credit Party approving this Amendment and the transactions contemplated hereby, (ii) the articles of organization and the limited liability company agreement of such Credit Party, and (iii) the officers of such Credit Party who are authorized to sign this Amendment and the other Loan Documents entered into in connection herewith, and setting forth the sample signatures of such officers; (c) a certificate of good standing or qualification, as the case may be, of the Borrower dated within thirty days of the date of this Amendment, to do business, certified by the Secretary of State or other Governmental Authority of the Borrower’s jurisdiction of organization; (d) a written opinion or opinions of Borrower’s independent counsel addressed to Administrative Agent and the Lenders and opinions of such other counsel as Administrative Agent deems reasonably necessary; (e) prior to and immediately after giving effect to this Amendment, no Default or Event of Default shall have occurred and be continuing; (f) payment by Borrower of all outstanding fees and expenses of Administrative Agent; and (g) such other matters as Administrative Agent or any Lender may require. 4. Representations and Warranties. Borrower hereby represents and warrants to Administrative Agent and Lenders as follows: (a) Borrower has all requisite power and authority to execute this Amendment and to perform all of its obligations hereunder, and this Amendment has been duly executed and delivered by Borrower and constitutes the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms. (b) The execution, delivery and performance by Borrower of this Amendment have been duly authorized by all necessary limited liability company action and do not: (i) require any authorization, consent or approval by any governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, (ii) violate any provision of any law, rule or regulation or of any order, writ, injunction or decree presently in effect, having applicability to Borrower, or the certificate of certificate of formation or operating agreement of Borrower, or (iii) result in a breach of or constitute a default under any indenture or loan or loan agreement or any other agreement, lease or instrument to which Borrower is a party or by which it or its properties may be bound or affected. (c) All of the representations and warranties contained in Section V of the Loan Agreement are correct on and as of the date hereof as though made on and as of such date. -2- 39809798

(d) No order, consent, approval, license, authorization or validation of, or filing, recording or registration with (except for those that have otherwise been obtained or made on or prior to the Fourth Amendment Effective Date and which remain in full force and effect on the Fourth Amendment Effective Date), or exemption by, any governmental or public body or authority, or any subdivision thereof, is required to be obtained or made by, or on behalf of, any Credit Party to authorize, or is required to be obtained or made by, or on behalf of, any Credit Party in connection with, the execution, delivery and performance of this Amendment. 5. References. All references in the Loan Agreement to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby; and any and all references in the Loan Documents to the Loan Agreement shall be deemed to refer to the Loan Agreement as amended hereby. 6. No Waiver. The execution of this Amendment and any documents related hereto and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Loan Agreement or a waiver of any breach, default or event of default under any Loan Document or other document held by Administrative Agent, whether or not known to Administrative Agent or any Lender and whether or not existing on the date of this Amendment. 7. Release. Borrower, and each Guarantor by signing the Acknowledgement and Agreement of Guarantors set forth below, hereby absolutely and unconditionally releases and forever discharges Administrative Agent, the Lenders and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof and any of their respective Affiliates, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which Borrower, or any Guarantor, has had, now has or has made claim to have against any such Person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown or otherwise. 8. Costs and Expenses. Borrower hereby reaffirms its agreement under the Loan Agreement to pay or reimburse Administrative Agent on demand for all costs and expenses incurred by Administrative Agent in connection with the Loan Documents, including without limitation all reasonable fees and disbursements of legal counsel. Without limiting the generality of the foregoing, Borrower specifically agrees to pay all fees and disbursements of counsel to Administrative Agent for the services performed by such counsel in connection with the preparation of this Amendment and the documents and instruments incidental hereto. Borrower hereby agrees that Administrative Agent may, at any time or from time to time in its sole discretion and without further authorization by Borrower, make a loan to Borrower under the Loan Agreement, or apply the proceeds of any loan, for the purpose of paying any such fees, disbursements, costs and expenses. 9. Continuing Effect of Loan Agreement. Except as expressly amended and modified hereby, the provisions of the Loan Agreement and the Liens granted thereunder, are and shall remain in full force and effect, and are hereby ratified and confirmed by Borrower. Borrower acknowledges and agrees that the security interests and liens granted by Borrower to Administrative Agent under the Loan Documents shall remain in place, unimpaired by the transactions contemplated by this Amendment, and Administrative Agent’s priority with respect thereto shall not be affected hereby or thereby. 10. Miscellaneous. This Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same -3- 39809798 instrument. This Agreement and the Acknowledgment and Agreement of Guarantors shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, without regard to principles of conflicts of law (other than Section 5-1401 of the New York General Obligations Law). [Signature page follows] -4- 39809798

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEWTEK SMALL BUSINESS FINANCE, LLC, as Borrower By: /s/ Peter Downs Name: Peter Downs Title: President [Signature Page – Omnibus Amendment No. 4 to Loan Documents] 39809798

CAPITAL ONE, NATIONAL ASSOCIATION, Administrative Agent, Sole Lead Arranger and Sole Bookrunner By: /s/ Brian Talty Name: Brian Talty Title: Senior Vice President CAPITAL ONE, NATIONAL ASSOCIATION, as Lender By: /s/ Brian Talty Name: Brian Talty Title: Senior Vice President [Signature Page – Omnibus Amendment No. 4 to Loan Documents] 39809798

UBS BANK USA, as Lender By: /s/ Peter M. Carter Name: Peter M. Carter Title: Executive Director By: /s/ Peter M. Carter Name: Brad Weisberg Title: Managing Director [Signature Page – Omnibus Amendment No. 4 to Loan Documents] 39809798

Exhibit A to Omnibus Amendment No. 4 to Loan Documents Amended Loan Agreement (see attached) 39809798

Exhibit A to Fourth Omnibus Amendment Amended Loan and Security Agreement FOURTH AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT dated as of May 11, 2017 among NEWTEK SMALL BUSINESS FINANCE, LLC, as Borrower CAPITAL ONE, NATIONAL ASSOCIATION and UBS BANK USA, as Lenders and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent and CAPITAL ONE, NATIONAL ASSOCIATION, as Sole Bookrunner and Sole Lead Arranger

List of Schedules Schedule A Ineligible Financed SBA Loans Schedule B Contact Information for Lenders Schedule 1.1(a) Indebtedness Schedule 1.1(b) Liens Schedule 2.01 Lenders Schedule 3.1(a)(xiv) Commercial Tort Claims Schedule 5.1 Qualification Jurisdictions Schedule 5.2 Places of Business Schedule 5.3 Litigation Schedule 5.7 Tax ID Numbers/Organizational Numbers Schedule 5.9 Subsidiaries Schedule 5.10(a) Long Term Investments Schedule 5.10(b) Leases Schedule 5.11(c) ERISA Plans Schedule 5.13(a) Names Schedule 5.13(b) Certain Intellectual Property Matters Schedule 5.13(c) Additional Intellectual Property Matters Schedule 5.14 Other Associations Schedule 5.15 Environmental Matters Schedule 5.17 Capital Stock Schedule 5.19 UCC Offices Schedule 5.21 Letter of Credit Rights Schedule 5.22 Deposit Accounts Schedule 7.4 Affiliate Transactions List of Exhibits Exhibit A-1 Form of Borrowing Base Certificate – Guaranteed Exhibit A-2 Form of Borrowing Base Certificate – Non Guaranteed Exhibit B-1 Form of Promissory Note – Advances Guaranteed (Capital One) Exhibit B-2 Form of Promissory Note – Advances Guaranteed (UBS) Exhibit B-3 Form of Promissory Note – Advances Non Guaranteed (Capital One) Exhibit B-4 Form of Promissory Note – Advances Non Guaranteed (UBS) Exhibit B-5 Form of Term Note Exhibit C Form of Request for Advance Exhibit D Description of Cash Management System Exhibit E Form of Subordination Agreement Exhibit F Form of Compliance Certificate Exhibit G Credit and Collection Policies ii

This Fourth Amended and Restated Loan and Security Agreement is dated as of May 11, 2017 (as the same may be amended, modified, or restated from time to time, this “Agreement”) by and among NEWTEK SMALL BUSINESS FINANCE, LLC, a New York limited liability company and successor-by-merger to Newtek Small Business Finance, Inc., as Borrower (“Borrower”), CAPITAL ONE, NATIONAL ASSOCIATION and UBS BANK USA, as Lenders (in such capacity, each a “Lender” and collectively, the “Lenders”), and CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent (in such capacity, “Administrative Agent”), Sole Bookrunner and Sole Lead Arranger. BACKGROUND WHEREAS, Capitalized terms used in this “BACKGROUND” section shall have the meanings assigned to those terms below in this Agreement. WHEREAS, Borrower and Capital One entered into a Third Amended and Restated Loan and Security Agreement dated as of October 29, 2014, as amended by a First Amendment to Loan Documents dated as of June 18, 2015 (collectively, the “Original Loan Agreement”), pursuant to which Capital One established a line of credit in the maximum principal amount of up to $50,000,000 in favor of Borrower for the purpose of funding SBA 7(a) Loans; WHEREAS, Borrower and the Guarantors have requested that the Original Loan Agreement be amended in certain respects, and Borrower has applied to the Lenders and Administrative Agent for a revolving credit facility in the maximum principal amount of up to $150,000,000; and WHEREAS, the Lenders and Administrative Agent are willing to make available to Borrower the requested revolving credit facility and agree to make further amendments to the Original Loan Agreement and the other Loan Documents upon the terms and subject to the conditions set forth herein and in the other Loan Documents. NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: SECTION I. DEFINITIONS AND INTERPRETATION 1.1 Terms Defined. As used in this Agreement, the following terms have the following respective meanings: “Account” means all of the “accounts” (as that term is defined in the UCC) of Borrower, whether now existing or hereafter arising. “ACH Transactions”means any cash management or related services including the automatic clearing house transfer of funds by Administrative Agentany Lender (or any Affiliate of a Lender) for the account of Borrowerany Credit Party pursuant to agreement or overdrafts. “Adjusted LIBO Rate” means the LIBO Rate, as adjusted for statutory reserve requirements for eurocurrency liabilities. 1

“Administrative Agent” means Capital One, in its capacity as administrative agent for the Lenders hereunder. “Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent. “Advance” means any extension of credit pursuant to this Agreement; collectively, the “Advances” and includes each Advance-Guaranteed Loan and each Advance-Non Guaranteed Loan. “Advances-Guaranteed Loans” means extensions of credit pursuant to Section 2.1(a). “Advances-Non-Guaranteed Loans” means extensions of credit pursuant to Section 2.1(b). “Affiliate” means, with respect to any Person, (a) any Person which, directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person, or (b) any Person who is a director or officer (i) of such Person, (ii) of any Subsidiary of such Person, or (iii) any Person described in clause (a) above. For purposes of this definition, control of a Person shall mean the power, direct or indirect, (x) to vote 5% or more of the Capital Stock having ordinary voting power for the election of directors (or comparable equivalent) of such Person, or (y) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise. Control may be by ownership, contract, or otherwise. “Agent Parties”has the meaning assigned to such term in Section 10.912.9. “Amendment” means the Omnibus Amendment to Loan Documents dated as of May 31, 2018, by and among the Borrower, the Lenders, and the Administrative Agent. “Amendment No. 2”means the Omnibus Amendment to Loan Documents dated as of June 24, 2019, by and among the Borrower, the Lenders, and the Administrative Agent. “Amendment No. 3”means the Omnibus Amendment to Loan Documents dated as of August 27, 2019, and effective as of June 30, 2019, by and among the Borrower, the Lenders, and the Administrative Agent. “Applicable Margin” means (a) with respect to Advances-Guaranteed Loans (including Swingline Loans made on account of Financed Guaranteed Loans) and the other Secured Obligations relating thereto, negative three quarters of one percent (-0.75%) per annum and (b) with respect to Advances-Non-Guaranteed Loans (including Swingline Loans made on account of Financed Non-Guaranteed Loans) and the other Secured Obligations relating thereto, one quarter of one percent (0.25%). “Applicable Percentage” means, with respect to any Lender, with respect to the Advances, the percentage equal to a fraction the numerator of which is such Lender’s Maximum 2

Commitment and the denominator of which is the aggregate Maximum Commitments of all Lenders. “Applicable Pledge Percentage”means 100%. “Approved Forms” means the forms of SBA 7(a) Note Receivable Documents, approved and used by Borrower in the conduct of its business, together with such changes and modifications or additions thereto from time to time as allowed by this Agreement or as required by the SBA. “Asset Coverage Ratio” means, on any Interest Payment Date, for Parent, the ratio which the value of total assets, less all liabilities and indebtedness not represented by Senior Securities, bears to the aggregate amount of Senior Securities representing indebtedness of the Parent (all as determined pursuant to the Investment Company Act and any orders of the SEC issued to the Parent thereunder). “Asset Coverage Ratio Test” means a test that will be satisfied on any date of determination if the Asset Coverage Ratio is one hundred fifty percent (150%) or greater. “Asset Sale” means the sale, transfer, lease, license or other disposition by Borrower, or by any Subsidiary of Borrower, to any Person other than Borrower, of any Property now owned, or hereafter acquired, of any nature whatsoever in any transaction or series of related transactions. An Asset Sale includes, but is not limited to, a merger, consolidation, division, conversion, dissolution or liquidation. “Authorized Officer” means any officer (or comparable equivalent) of Borrower authorized by specific resolution of Borrower to request Advances or execute Compliance Certificates as set forth in the incumbency certificate referred to in Section 4.1(a)(iv) of this Agreement. “Availability” means, as of any date of determination: (a) with respect to Advances-Guaranteed Loans, Availability--Guaranteed, and (b) with respect to Advances-Non-Guaranteed Loans, Availability-Non-Guaranteed. “Availability-Guaranteed” means, as of any date of determination, with respect to Advances-Guaranteed Loans, the amount determined to be “Total net availability” determined from time to time in accordance with an appropriately completed Borrowing Base Certificate—Guaranteed in the form attached hereto as Exhibit A-1. “Availability-Non-Guaranteed” means, as of any date of determination, with respect to Advances-Non-Guaranteed Loans, the amount determined to be “Total net availability” determined from time to time in accordance with an appropriately completed Borrowing Base Certificate—Non-Guaranteed in the form attached hereto as Exhibit A-2. “Backup Servicer” means U.S. Bank National Association, and any successor thereto appointed under this Agreement. 3

“Backup Servicer Agreement”means the Backup Servicing Agreement, dated as of May 7, 2020, by and among the Backup Servicer, the Borrower, and the Administrative Agent. “Backup Servicer Fee Letter”means the U.S. Bank National Association fee letter, dated as of April 7, 2020 and executed as of April 29, 2020, setting forth the fees payable by the Borrower to the Backup Servicer in connection with the transactions contemplated by this Agreement. “Backup Servicer Termination Notice” means notice of termination of the Backup Servicer from the Administrative Agent to the Backup Servicer pursuant to the Backup Servicer Agreement. “Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution. “Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule. “Bankruptcy Code” means Chapter 11 of Title 11 of the United States Code (11 U.S.C. 101 et seq.). “Base Rate”means, for any day, a fluctuating rate per annum equal to the highest of (a) the Federal Funds Rate in effect on such day plus ½ of 1%, (b) the Prime Rate in effect on such day, (c) the Adjusted LIBO Rate on such day plus 1.00%, and (d) zero percent (0.0%). Any change in the Base Rate due to a change in the Federal Funds Rate, the Prime Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Federal Funds Rate, the Prime Rate or the Adjusted LIBO Rate, respectively. When used in reference to any Loan or Advance, “Base Rate” shall refer to a Loan, or the Loans comprising such Advance, bearing interest at a rate determined by reference to the Base Rate. “Beneficial Ownership Certification” means a certification regarding beneficial ownership required by the Beneficial Ownership Regulation. “Beneficial Ownership Regulation”has the meaning set forth in Section 8. “BHC Act Affiliate” of a party means an “affiliate” (as such term is defined under, and interpreted in accordance with, 12 U.S.C. 1841(k)) of such party. “Blocked Account”has the meaning set forth in Section 6.11. “Blocked Account Agreement” means that certain Deposit Account Control Agreement dated as of even date herewiththe Closing Date between Borrower and Administrative Agent as required herein, as the same may be amended, modified, or restated from time to time. 4

“Board” means the Board of Governors of the Federal Reserve System of the United States of America. “Borrowing Base—Guaranteed” means, with regard to Advances—Guaranteed Loans, as of any date of determination by Administrative Agent from time to time, an amount equal to the lesser of: (a) the Maximum Commitment less any applicable Reserves, or (b) the difference between (i) 90% (subject to adjustmentreduction by Administrative Agent in the exercise of its reasonable credit discretion) of the aggregate outstanding principal amount of the SBA 7(a) Guaranteed Note Receivables related to Eligible SBA 7(a) Loans, less (ii) any applicable Reserves. “Borrowing Base—Non-Guaranteed” means, with respect to Advances—Non-Guaranteed Loans, as of any date of determination by Administrative Agent from time to time, an amount equal to the lesser of: (a) the Maximum Commitment, less any applicable Reserves, or (b) the difference between (i) 55% (subject to adjustmentreduction by Administrative Agent in the exercise of its reasonable credit discretion) of the aggregate outstanding principal amount of the SBA 7(a) Non-Guaranteed Note Receivables related to Eligible SBA 7(a) Loans, less (ii) any applicable Reserves. “Borrowing Base Certificate” means a certificate, duly executed by an Authorized Officer, appropriately completed and substantially in the form of Exhibit A-1 or Exhibit A-2 hereto, as applicable. “Borrowing Notice” means a written notice to Administrative Agent requesting disbursement of an Advance hereunder. “Business Day” means a day other than Saturday or Sunday or a national banking holiday when Administrative Agent is open for business in New York, New York. “Capitalized Lease Obligations” means any Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, consistently applied. “Capital One” means Capital One, National Association, a national banking association, in its individual capacity. “Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all other ownership interests in a Person (other than a corporation) and any and all warrants or options to purchase any of the foregoing. “Cash Management System”has the meaning set forth in Section 2.6(b). “Casualty Proceeds” means (a) the aggregate insurance proceeds received in connection with one or more related events under any insurance policy maintained by any Credit Party (other than Parent) covering losses with respect to tangible real or personal property or improvements or losses from business interruption, or (b) any award or other compensation with 5 respect to any eminent domain, condemnation of property or similar proceedings (or any transfer or disposition of property in lieu of condemnation). “CCCRE” means CCC Real Estate Holding Co. LLC, a Delaware limited liability company. “CCCRE Security Agreement” means the amended and restated security agreement of ParentCCCRE in favor of the Administrative Agent for the benefit of the Secured Parties, as the same may be amended, modified, or restated from time to time, each in form and substance satisfactory to the Administrative Agent. “Class”, when used in reference to any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are Revolving Loans or Swingline Loans. “Closing”has the meaning set forth in Section 4.2. “Closing Date”has the meaning set forth in Section 4.2. “Code”means the Internal Revenue Code of 1986, as amended. “Collateral” means all of the Property and interests in Property described in Section 3.1 of this Agreement and all other Property and interests in Property that now or hereafter secure payment of the Secured Obligations and satisfaction by Borrower of all covenants and undertakings contained in this Agreement and the other Loan Documents. “Collections Account” shall have the meaning ascribed to such term in the Collections Account Agreement. “Collections Account Agreement” means that certain Collections Account Agreement, dated as of the Fourth Amendment Effective Date, by and among Borrower, the Administrative Agent, and Capital One, as the same may be amended, modified, or restated from time to time. “Collections Account Transition Period”means the period beginning on the Fourth Amendment Effective Date and ending on the date that is ninety (90) days after the date thereof. “Compliance Certificate”has the meaning set forth in Section 6.9. “Control Agreement” means each of the Blocked Account Agreement and any other control agreement executed by a Credit Party in favor of the Administrative Agent for the benefit of the Secured Parties, in each case as the same may be amended, modified, or restated from time to time, each in form and substance satisfactory to the Administrative Agent. “Copyrights” means all copyrights, mask work rights, database rights and design rights arising under the Laws of the United States, any other country or any political subdivision thereof, whether registered or unregistered and whether published or unpublished, all registrations and recordings thereof, and all applications in connection therewith, together with all renewals, continuations, reversions and extensions thereof, including, without limitation, all 6 registrations, recordings and applications in the United States Copyright Office, and the right to obtain all renewals, continuations, reversions and extensions thereof. “Copyright Licenses” means any written agreement naming Borrower as licensor or licensee granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright. “Covered Entity” means any of the following: (i) a “covered entity” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 252.82(b); (ii) a “covered bank” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 47.3(b); or (iii) a “covered FSI” as that term is defined in, and interpreted in accordance with, 12 C.F.R. § 382.2(b). “Covered Party”has the meaning set forth in Section 12.30. “Credit and Collection Policies” means the credit policies of Borrower attached hereto as Exhibit G, as in effect on the date hereof and as the same may be amended or updated from time to time with prompt notification in writing to the Administrative Agent of any changes thereto. “Credit Parties” means Parent and Borrower and, if applicable, each other Guarantor. “Custodial Agreement” means that certain Custodial Agreement dated as of the Fourth Amendment Effective Date, by and among the Custodian, the Borrower, and the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time. “Custodial Delivery Certificate” means a delivery certificate substantially in the form set forth in the Custodial Agreement, executed by the Borrower in connection with its delivery of SBA 7(a) Note Receivable Documents (other than original SBA 7(a) Loan Notes) to the Custodian pursuant to the Custodial Agreement. “Custodial File Document Receipt Certificate” means a receipt certificate substantially in the form set forth in the Custodial Agreement delivered to the Borrower with a copy to the Administrative Agent by the Custodian covering all of the SBA 7(a) Loans subject to the Custodial Agreement from time to time. “Custodian” means U.S. Bank National Association, and any successor thereto appointed under the Custodial Agreement. “Debt Service Coverage Ratio” means, as of any date, the ratio of (i) EBITDA for the for the immediately preceding four (4) Fiscal Quarters, divided by (ii) the aggregate sum of (a) interest expense for the immediately preceding four (4) Fiscal Quarters plus (b) the then current maturities of Indebtedness, including capitalized leases. “Default” means any event, act, condition or occurrence which with notice, or lapse of time or both, would constitute an Event of Default hereunder. 7

“Default Rate”has the meaning set forth in Section 2.8(b). “Defaulting Lender” means, subject to Section 2.15(b), any Lender that (a) has failed to (i) fund all or any portion of its Loans within two (2) Business Days of the date such Loans were required to be funded hereunder unless such Lender notifies the Administrative Agent and the Borrower in writing that such failure is the result of such Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, or (ii) pay to the Administrative Agent, the Swingline Lender or any other Lender any other amount required to be paid by it hereunder (including in respect of its participation in Swingline Loans) within two (2) Business Days of the date when due, (b) has notified the Borrower, the Administrative Agent, or the Swingline Lender in writing that it does not intend to comply with its funding obligations hereunder, or has made a public statement to that effect (unless such writing or public statement relates to such Lender’s obligation to fund a Loan hereunder and states that such position is based on such Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (c) has failed, within three (3) Business Days after written request by the Administrative Agent or the Borrower, to confirm in writing to the Administrative Agent and the Borrower that it will comply with its prospective funding obligations hereunder (provided that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), or (d) has, or has a direct or indirect parent company that has, (i) become the subject of a proceeding under the Bankruptcy Code or any other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization or similar debtor relief laws of the United States or other applicable jurisdiction, or (ii) had appointed for it a receiver, custodian, conservator, trustee, administrator, assignee for the benefit of creditors or similar Person charged with reorganization or liquidation of its business or assets, including the Federal Deposit Insurance Corporation or any other state or federal regulatory authority acting in such a capacity, or (iii) become the subject of a Bail-In Action; provided that, a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any Capital Stock in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender. Any determination by the Administrative Agent that a Lender is a Defaulting Lender under any one or more of clauses (a) through (d) above shall be conclusive and binding absent manifest error, and such Lender shall be deemed to be a Defaulting Lender (subject to Section 2.15(b)) upon delivery of written notice of such determination to the Borrower, the Swingline Lender and each Lender. “Default Right” has the meaning assigned to that term in, and shall be interpreted in accordance with, 12 C.F.R. §§ 252.81, 47.2 or 382.1, as applicable. “Disqualified Stock”means any Capital Stock that, by its terms (or by the terms of any security or other Capital Stock into which it is convertible or for which it is exchangeable) or upon the happening of any event or condition, (a) matures or is mandatorily redeemable pursuant 8 to a sinking fund obligation or otherwise, (b) is redeemable at the option of the holder thereof, in whole or in part, (c) provides for the scheduled payment of dividends in cash or (d) is or becomes convertible into or exchangeable for Indebtedness or any other Capital Stock that would constitute Disqualified Capital Stock, in each case, prior to the date that is 91 days after the Term Loan Maturity Date. “Division” means the division of the assets, liabilities or obligations of a Person (the “Dividing Person”) among two or more Persons (whether pursuant to a “plan of division” or similar arrangement), which may or may not include the Dividing Person and pursuant to which the Dividing Person may or may not survive. “EBITDA” means net income (loss) plus goodwill impairment, interest, taxes (or less tax benefit), depreciation and amortization determined in accordance with GAAP. For the avoidance of doubt, the following shall not be included for purposes of calculating EBITDA: (a) the amount of any non-cash compensation expense actually included in the determination of net income (loss) in accordance with GAAP, and (b) any expenses associated with non-cash deferred financing costs, and (c) loss on the sublease cancellation for the office located 60 Hempstead Avenue, West Hempstead, NY 11552, of not more than $1,300,000. “EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent. “EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway. “EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution. “Eligible SBA 7(a) Loan” means an SBA 7(a) Loan that is not an Ineligible Financed SBA 7(a) Loan and does not violate any SBA Rules and Regulations. “Environmental Laws” means any and all Federal, foreign, state, local or municipal Laws, rules, orders, regulations, statutes, ordinances, codes, decrees and any and all common Law requirements, rules and bases of liability regulating, relating to or imposing liability or standards of conduct concerning pollution, protection of the environment, or the impact of pollutants, contaminants or toxic or hazardous substances on human health or the environment, as now or may at any time hereafter be in effect. “ERISA” means the Employee Retirement Income Security Act of 1974, as the same may be amended, from time to time. 9

“Event of Default”has the meaning set forth in Section 8.1. “Exception” means, with respect to any SBA 7(a) Loan, (i) any variance from the applicable delivery requirements of the Custodial Agreement with respect to the related SBA 7(a) Note Receivable Documents (other than SBA 7(a) Notes held by FTA pursuant to the Multi-Party Agreement), including any variance from the documents purported to be delivered in any related loan file checklist, or (ii) any SBA 7(a) Note Receivable Document (other than SBA 7(a) Notes held by FTA pursuant to the Multi-Party Agreement) which has been released from the possession of the Custodian pursuant to the terms of the Custodial Agreement for a period in excess of twenty (20) calendar days. “Excluded Taxes”has the meaning set forth in Section 2.12(a). “Expenses”has the meaning set forth in Section 10.612.6. “Facility Fee”has the meaning set forth in Section 2.9(a). “FATCA” means Sections 1471 through 1474 of the Internal Revenue Code as of the date of this Agreement) and any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Internal Revenue Code. “FAS 166” means Statement of Financial Accounting Standards No. 166 Accounting for Transfers of Financial Assets an amendment of FASB Statement No. 140 dated, June 2009. “Federal Funds Rate”means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Capital One on such day on such transactions as determined by the Administrative Agent. “Filed Loan Document” means any SBA 7(a) Note Receivable Document which has been submitted for recordation in the applicable governmental recording office and any title insurance policy issued in connection therewith. “Financed Guaranteed Loans” means those Eligible SBA 7(a) Loans extended by Borrower to SBA 7(a) Loan Obligors using the proceeds of Advances-Guaranteed Loans, which SBA 7(a) Loans constitute Collateral for the Loan, as specifically set forth in each Request for Advance delivered by Borrower to Administrative Agent in accordance herewith. “Financed Non-Guaranteed Loans”means those Eligible SBA 7(a) Loans extended by Borrower to SBA 7(a) Loan Obligors using the proceeds of Advances—Non-Guaranteed 10

Loans, which SBA 7(a) Loans constitute Collateral for the Loan, as specifically set forth in each Request for Advance delivered by Borrower to Administrative Agent in accordance herewith. “Fiscal Month”means a calendar month ending on the last day of such month. “Fiscal Quarter”means a calendar quarter ended March 31, June 30, September 30 and December 31. “Fiscal Year”means a calendar year ended December 31. “FIRREA” means the Federal Financial Institution Reform, Recovery and Enforcement Act of 1989, as amended. “Flood Insurance Laws” means, collectively, (a) the National Flood Insurance Act of 1968, (b) the Flood Disaster Protection Act of 1973, and (c) the National Flood Insurance Reform Act of 1994, and any regulation promulgated thereto, and any regulation promulgated thereto, each as amended and together with any successor Law of such type. “Fourth Amendment Effective Date”means May 7, 2020. “Fronting Exposure” means, at any time there is a Defaulting Lender, with respect to the Swingline Lender, such Defaulting Lender’s Applicable Percentage of the total Swingline Exposure at such time, other than Swingline Exposure as to which such Defaulting Lender’s participation obligation has been reallocated to other Lenders. “FTA” means Colson Services Corp., as fiscal and transfer agent for the SBA and as the SBA’s agent to hold the original SBA 7(a) Loan Notes pursuant to the Multi-Party Agreement, and as bailee for the Lenders and the Administrative Agent for purposes of perfecting the Administrative Agent’s (for the benefit of the Secured Parties) security interest in the original SBA 7(a) Loan Notes pursuant to the Multi-Party Agreement, or any other Person designated by the SBA or the Administrative Agent, subject to the consent of the SBA in accordance with the terms of the Multi-Party Agreement to perform the same or similar function. “GAAP” means generally accepted accounting principles as in effect on the Closing Date applied in a manner consistent with the most recent audited financial statements of Borrower furnished to the Administrative Agent and described in Section 5.7 herein. “Governmental Authority” means any federal, state or local government or political subdivision, or any agency, authority, bureau, central bank, commission, department or instrumentality of either, or any court, tribunal, grand jury, or arbitration. “Guarantee”of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services 11 for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term “Guarantee” shall not include endorsements for collection or deposit in the ordinary course of business. “Guarantor” means each of Parent, CCCRE, and any other Person that becomes a Guarantor hereunder. “Guarantor Security Agreement” means each of the CCCRE Security Agreement, Parent Security Agreement, and any other security agreement of a Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, in each case as the same may be amended, modified, or restated from time to time, each in form and substance satisfactory to the Administrative Agent. “Guaranty Agreement” means the amended and restated guaranty of payment and performance of Parent and CCCRE in favor of the Administrative Agent for the benefit of the Secured Parties, and any other guaranty of a Guarantor in favor of the Administrative Agent for the benefit of the Secured Parties, in each case as the same may be amended, modified, or restated from time to time, each in form and substance satisfactory to the Administrative Agent. “Hazardous Substances” means any substances defined or designated as hazardous or toxic waste, hazardous or toxic material, hazardous or toxic substance or similar term, under any Environmental Law. “Hedging Agreements”means any Interest Hedging Instrument or any other interest rate protection agreement, foreign currency exchange agreement, commodity purchase or option agreement, or any other interest rate hedging device or swap agreement (as defined in 11 U.S.C. § 101 et seq.). “Indebtedness”means, with respect to any Person at any date, without duplication: (a) all indebtedness of such Person for borrowed money (including with respect to Borrower, the Secured Obligations) or for the deferred purchase price of property or services (other than current trade liabilities incurred to non-Affiliates of such Person in the ordinary course of business and payable in accordance with customary practices); (b) any other indebtedness of such Person which is evidenced by a note, bond, debenture or similar instrument; (c) all Capitalized Lease Obligations of such Person; (d) the face amount of all letters of credit issued for the account of such Person and all drafts drawn thereunder; (e) all obligations of other Persons which such Person has guaranteed; (f) Disqualified Stock; (g) all Obligations of such Person under Hedging Agreements; and (h) all liabilities secured by any Lien on any property owned by such Person even though such Person has not assumed or otherwise become liable for the payment thereof. For the avoidance of doubt, (x) any non-recourse Indebtedness of Borrower attributable to the Secondary Market Sale of SBA 7(a) Loans in connection with securitization transactions consistent with the past practices of Borrower, to the extent such non-recourse Indebtedness must be reflected as Indebtedness on Borrower’s balance sheet pursuant to GAAP notwithstanding the true sale of such SBA 7(a) Loans, shall not constitute Indebtedness for purposes of this 12

Agreement, and (y) Inter-Company Obligations shall be considered Indebtedness for purposes of this Agreement. “Ineligible Financed SBA Loans” shall have the meaning set forth on Schedule A hereto. “Investments”means any investment in any Person, whether by means of acquiring (whether for cash, property, services, securities or otherwise) or holding securities, capital contributions, acquiring all or any portion of the business or assets of any other Person, loans, evidence of Indebtedness, advances, guarantees or otherwise (other than, to the extent applicable, current trade liabilities incurred in the ordinary course of business and payable in accordance with customary practices). “Intellectual Property” means the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign Laws or otherwise, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses, all trade secrets, all Internet domain names, and all rights to sue at law or in equity for any past, present and future infringement, misappropriation, dilution, violation or other impairment thereof, including, without limitation, the right to receive all income, royalties, proceeds and damages therefrom, whether now or hereafter due or payable. “Inter-Company Obligations” means any and all liabilities and obligations of Borrower to any of its Subsidiaries or other Affiliates of any kind or nature whatsoever, including, without limitation, liabilities and obligations in respect of (a) the provision of services to Borrower by Subsidiaries and other Affiliates of Borrower, (b) the payment of expenses on behalf of Borrower by Subsidiaries and other Affiliates of Borrower, and (c) the allocation of expenses to Borrower by Subsidiaries and other Affiliates of Borrower. “Interest Hedging Instrument” means any documentation evidencing any interest rate swap, interest “cap” or “collar” or any other interest rate hedging device or swap agreement (as defined in 11 U.S.C. § 101 et seq.) between Borrower and the Administrative Agentany Lender (or any Affiliate of the Administrative Agenta Lender). “Interest Payment Date” means (a) with respect to any Loan (other than a Swingline Loan), the last day of each March, June, September and December and the Term Loan Maturity Date, and (b) with respect to any Swingline Loan, the day that such Loan is required to be repaid and the Term Loan Maturity Date. “Interest Rate” means the Base Rate plus the applicable Applicable Margin, subject to the applicability of the Default Rate, provided that at no time shall the Interest Rate be less than 0.00%. “Inventory” means all of the “inventory” (as that term is defined in the UCC) of Borrower, whether now existing or hereafter acquired or created. “Investment Company Act” means the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. 13

“IRS”means the Internal Revenue Service. “Laws” means any and all federal, state, local and foreign statutes, Lawslaws, judicial decisions, regulations, guidances, guidelines, ordinances, rules, judgments, orders, decrees, codes, plans, injunctions, permits, concessions, grants, franchises, governmental agreements and governmental restrictions, whether now or hereafter in effect. “Lenders” means Capital One and UBS Bank USA, in their capacity as Lenders hereunder, and any successors or assigns of Capital One and UBS Bank USA that are expressly permitted by the terms of this Agreement. Unless the context otherwise requires, the term “Lenders”includes the Swingline Lender. “LIBO Rate” means the rate at which Eurodollar deposits in the London interbank market for one month is quoted on Reuters LIBOR01 screen, adjusted for any reserve requirement and any subsequent costs arising from a change in government regulation. “Lien” means any interest of any kind or nature in property securing an obligation owed to, or a claim of any kind or nature in property by, a Person other than the owner of the Property, whether such interest is based on the common Law, statute, regulation or contract, and including, but not limited to, a security interest or lien arising from a mortgage, encumbrance, pledge, conditional sale or trust receipt, a lease, consignment or bailment for security purposes, a trust, or an assignment. For the purposes of this Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes. “Loan Documents” means, collectively, this Agreement, the Omnibus Amendment, the Omnibus Amendment No. 2, the Notes, the Guaranty Agreements, the Guarantor Security Agreements, the Pledge Agreements, the Trademark Security Agreements, the Blocked Account Agreement and any other Control Agreements, the Subordination Documents, the TrustCollections Account Agreement, the Custodial Agreement, the Backup Servicing Agreement, the Backup Servicer Fee Letter, the Trust Account Agreement, the Multi-Party Agreement, the Administrative Agent fee letter, and all other agreements, instruments and documents executed or delivered in connection therewith, all as may be as the same may be amended, modified, or restated from time to time. “Loan” or “Loans” means the aggregate outstanding balance of all Advances made hereunder (including Swingline Loans), and each Advance being a “Loan.” “Material Adverse Effect” means an occurrence or state of events which has resulted or could reasonably result in a material adverse effect upon (a) the business, assets, properties, financial condition, stockholders’ members’ equity, contingent liabilities, prospects, material agreements or results of operations of Borrower, Parent and its consolidated Subsidiaries taken as a whole, or any other Guarantor, or (b) Borrower’s or any Guarantor’s ability to pay the Secured Obligations in accordance with the terms hereof, or (c) the validity or enforceability of this Agreement or any of the other Loan Documents or the rights and remedies of the Lenders or 14

Administrative Agent hereunder or thereunder or (d) Parent compliance with the Asset Coverage Ratio Test determined pursuant to the Investment Company Act.

"Maximum Commitment" means, with respect to each Lender, the commitment, if any, to make Advances and to acquire participations in Swingline Loans hereunder, expressed as an amount representing the maximum aggregate amount of such Lender's Maximum Credit Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to Section ~~10.12~~12.12. The ~~revised~~initial amount of each Lender's Maximum Commitment ~~effective as of the Amendment No. 2 Effective Date (as defined in Amendment No. 2)~~ is set forth on Schedule 2.01, or in the applicable documentation pursuant to which such Lender shall have assumed its Maximum Commitment pursuant to the terms hereof, as applicable. The ~~revised~~initial aggregate amount of the Lenders' Maximum Commitment ~~effective as of the Amendment No. 2 Effective Date~~ is $150,000,000.

"Maximum Credit Exposure" means, with respect to any Lender at any time, the sum of the outstanding principal amount of such Lender's Loans and its Swingline Exposure at such time.

"Maximum Past Due Ratio" means, as of any date, the ratio (expressed as a percentage) of (i) the sum of the aggregate principal balance of unguaranteed portions of all SBA 7(a) Loans originated by Borrower (or its predecessors in interest) (including any unguaranteed portions of SBA 7(a) Loans that have been sold by Borrower (or its predecessors in interest) to a securitization trust or other securitization vehicle) where such SBA 7(a) Loan Obligor has failed to make a payment of principal or interest when due and such failure has continued for a period of thirty-one (31) days or more as of such measurement date~~, and not exceeding 180 days or more~~ for the first time during the four quarters then ended as of such measurement date, divided by (ii) the average of the aggregate principal balance of all unguaranteed portions of all performing SBA 7(a) Loans originated by Borrower (or its predecessors in interest) (including any unguaranteed portions of SBA 7(a) Loans that have been sold by Borrower (or its predecessors in interest) to a securitization trust or other securitization vehicle) ~~as of such measurement date, minus the aggregate balance of unguaranteed loans~~other than any SBA 7(a) Loans where the SBA 7(a) Loan Obligor has failed to make a payment of principal or interest when due and such failure has continued for a period ~~exceeding 180~~of thirty-one (31) days or more as of such measurement date, as of the last day of the quarter ending on such measurement date and the previous three quarters.

"Multi-Draw SBA Loan" shall mean an SBA 7(a) Loan which (a) is a term loan that is not fully disbursed at the closing of such SBA 7(a) Loan, and (b) pursuant to its terms provides to the applicable SBA Loan Obligor the right to request that the loan be disbursed in multiple draws.

"Multi-Party Agreement" means the ~~Fifth~~Sixth Amended and Restated Multi-Party Agreement by and among Borrower, Parent, the Guarantors, the Lenders, Administrative Agent, FTA, and the SBA, dated as of the ~~date hereof~~Fourth Amendment Effective Date, as the same may be amended, modified, or restated from time to time.

15

“Net Cash Proceeds” means, with respect to any transaction or event, an amount equal to the cash proceeds received by any Credit Party other than Parent from or in respect of such transaction or event (including any prior or subsequent proceeds of any non-cash proceeds of such transaction), less (i) any actual out-of-pocket expenses paid to a Person that are reasonably incurred by such Credit Party in connection therewith and (ii) in the case of an Asset Disposition, the amount of any Indebtedness secured by a Lien on the related asset and discharged from the proceeds of such Asset Disposition and any taxes actually paid or estimated (in the reasonable judgment of Administrative Agent) by such Credit Party to be payable by such Person in respect of such Asset Disposition (provided, that if the actual amount of taxes paid is less than such estimated amount, the difference shall immediately constitute Net Cash Proceeds). “Non-Excluded Taxes”has the meaning set forth in Section 2.12(a). “Notes”has the meaning set forth in Section 2.2(a). “Note Participation”means a participation interest in a SBA 7(a) Loan. “Obligations” means all existing and future debts, liabilities and obligations of every kind or nature at any time owing by Borrower to Administrative Agent and any of the Lenders, whether under this Agreement, or any other existing or future instrument, document or agreement, between Borrower and Administrative Agent or any of the Lenders, whether joint or several, related or unrelated, primary or secondary, matured or contingent, due or to become due (including debts, liabilities and obligations obtained by assignment), and whether principal, interest, fees, indemnification obligations hereunder or Expenses (specifically including interest accruing after the commencement of any bankruptcy, insolvency or similar proceeding with respect to Borrower, whether or not a claim for such post-commencement interest is allowed), including, without limitation, debts, liabilities and obligations in respect of the Loans and any extensions, modifications, substitutions, increases and renewals thereof; any amount payable by Borrower or any Subsidiary of Borrower pursuant to an Interest Hedging Instrument or any ACH Transactions; the payment of all amounts advanced by Administrative Agent or any of the Lenders to preserve, protect and enforce rights hereunder and in the Collateral; and all Expenses incurred by Administrative Agent or any of the Lenders. Without limiting the generality of the foregoing, Obligations shall include any other debts, liabilities or obligations owing to Administrative Agent or any of the Lenders in connection with any cash management, or other services (including electronic funds transfers or automated clearing house transactions) provided by Administrative Agent or any of the Lenders to Borrower, as well as any other loan, advances or extension of credit, under any existing or future loan agreement, promissory note, or other instrument, document or agreement between Borrower and Administrative Agent or any of the Lenders. “Outstanding Advances-Guaranteed Loans” means, of any date of determination, the aggregate sum of all outstanding Advances-Guaranteed Loans made pursuant to Section 2.1(a) hereof. “Outstanding Advances-Non-Guaranteed Loans” means, of any date of determination, the aggregate sum of all outstanding Advances-Non-Guaranteed Loans made pursuant to Section 2.1(b) hereof. 16

“Other Taxes”: means any and all present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement or any other Loan Document. “Parent” means Newtek Business Services Corp., a Maryland corporation (the successor by merger to Newtek Business Services, Inc., a New York corporation). “Parent Security Agreement” means the amended and restated security agreement of Parent in favor of the Administrative Agent for the benefit of the Secured Parties, as the same may be amended, modified, or restated from time to time, each in form and substance satisfactory to the Administrative Agent. “Patents” means all letters patent of the United States, any other country or any political subdivision thereof, all reissues and extensions thereof and all goodwill associated therewith; all applications for letters patent of the United States or any other country and all divisions, continuations and continuations-in-part thereof, together with all reissues, reexaminations, renewals and extensions of the foregoing; and all rights to obtain any divisions, continuations, continuations-in-part, reissues, reexaminations, renewals and extensions of the foregoing. “Patent License”: all agreements, whether written or oral, providing for the grant by or to Borrower of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 6. “PBGC”means the Pension Benefit Guaranty Corporation. “Permitted Capcos” means, collectively, Wilshire DC Partners, LLC, and Wilshire Louisiana BIDCO, LLC. “Permitted Disposition” means: (a) sales of SBA 7(a) Guaranteed Note Receivables; (b) sales of SBA 7(a) Non-Guaranteed Note Receivables; (c) sales of Note Participations; (d) sales to SBA of the SBA 7(a) Non-Guaranteed Note Receivable portion of any SBA 7(a) Note Receivable with respect to which SBA also holds the SBA 7(a) Guaranteed Note Receivable portion thereof; (e) other Secondary Market Sales of Financed SBA Loans; and (f) other dispositions of SBA 7(a) Note Receivables or the collateral therefor, in each case to the extent required or permitted by SBA in accordance with SBA Rules and Regulations; provided that (x) any sales of SBA 7(a) Guaranteed Note Receivables or any sales of Note Participations in any SBA 7(a) Guaranteed Note Receivables may not be for an amount less than par, and (y) any sale of a SBA 7(a) Non-Guaranteed Note Receivable or any sales of Note Participations in any SBA 7(a) Non-Guaranteed Note Receivable may not be for an amount less than the value attributable to the applicable SBA 7(a) Non-Guaranteed Note Receivable, or the participated portion thereof, in the Borrowing Base—Non-Guaranteed as of the date of such sale. “Permitted Indebtedness” means: (a) Indebtedness to Administrative Agent or any of the Lenders in connection with the Loans, or otherwise pursuant to the Loan Documents, (b) intentionally omitted, (c) purchase money Indebtedness (including Capitalized Lease 17

Obligations) hereafter incurred by Borrower to finance the purchase of fixed assets; provided, that (i) such Indebtedness incurred in any Fiscal Year shall not exceed $200,000, (ii) such purchase money Indebtedness shall not exceed the purchase price of the assets funded and (iii) no such purchase money Indebtedness may be refinanced for a principal amount in excess of the principal amount outstanding at the time of such refinancing, (d) Indebtedness existing on the Closing Date that is disclosed on Schedule 1.1(a) hereto, (e) Indebtedness of Borrower to Parent and the Permitted Capcos and all other Inter-Company Obligations; provided, the same is at all times fully subordinated to Administrative Agent and the Lenders pursuant to Subordination Documents. “Permitted Investments” means: (a) Investments and advances existing on the Closing Date that are disclosed on Schedule 5.10(a) hereto; and (b) each of (i) obligations issued or guaranteed by the United States of America or any agency thereof, (ii) commercial paper with maturities of not more than 180 days and a published rating of not less than A-1 or P-1 (or the equivalent rating) by a nationally recognized investment rating agency, (iii) (A) certificates of time deposit and bankers’ acceptances having maturities of not more than 180 days and repurchase agreements backed by United States government securities of a commercial bank and (B) provided Borrower is at all times in compliance with Section 6.5 hereof, demand deposit accounts located at a commercial bank and in which deposit accounts Administrative Agent (for the benefit of the Secured Parties) shall have a perfected, first priority security interest, in each case if (x) such bank has a combined capital and surplus of at least $500,000,000 or (y) its debt obligations, or those of a holding company of which it is a Subsidiary, are rated not less than A (or the equivalent rating) by a nationally recognized investment rating agency, (iv) U.S. money market funds that invest solely in obligations issued or guaranteed by the United States of America or an agency thereof and (v) except during the continuance of a Default or Event of Default, loans, advances, dividends or other distributions to Parent. “Permitted Liens” means: (a) Liens securing taxes, assessments or governmental charges or levies or the claims or demands of materialmen, mechanics, carriers, warehousemen, and other like persons not yet due; (b) Liens incurred or deposits made in the ordinary course of business in connection with workers’compensation, unemployment insurance, social security and other like Laws; (c) Liens on fixed assets securing purchase money Indebtedness permitted under clause (c) of the definition of “Permitted Indebtedness”; provided, that, (i) such Lien attached to such assets concurrently, or within 20 days of the acquisition thereof, and only to the assets so acquired, and (ii) a description of the asset acquired is furnished to Administrative Agent in writing; and (d) Liens existing on the Closing Date and shown on Schedule 1.1(b) hereto. “Person” means an individual, partnership, corporation, trust, limited liability company, limited liability partnership, unincorporated association or organization, joint venture or any other entity. “Platform” means any electronic system, including Intralinks® , ClearPar® and any other internet or extranet-based site, whether such electronic system is owned, operated or hosted by Administrative Agent, any of its Related Parties or any other Person, providing for access to data protected by passcodes or other security system. 18

“Pledge Agreement” means each of (i) the Second Amended and Restated Pledge Agreement dated as of the date hereofClosing Date executed by Parent, and (ii) the Pledge Agreement dated as of the date hereofClosing Date executed by the Borrower, in each case in favor of Administrative Agent, and any pledge agreements entered into after the Closing Date by any Credit Party (as required by this Agreement or any other Loan Document), in each case as the same have been or may be amended, modified, or restated from time to time. “Pledgors” means, collectively, Parent and each other Person, if any, that executes a Pledge Agreement or other similar agreement in favor of Administrative Agent in connection with the transactions contemplated by the Agreement and the other Loan Documents. “Prime Rate” means the rate of interest per annum publicly announced from time to time by Capital One as its prime rate; each change in the Prime Rate shall be effective from and including the date such change is publicly announced as being effective. The “prime rate” is a rate set by Capital One based upon various factors including Capital One’s costs and desired return, general economic conditions and other factors, and is used as a reference point for pricing some loans, which may be priced at, above, or below such announced rate. “Projections”has the meaning set forth in Section 6.8(a)(vi). “Property” means any interest of Borrower in any kind of property or asset, whether real, personal or mixed, or tangible or intangible. “QFC” has the meaning assigned to the term “qualified financial contract” in, and shall be interpreted in accordance with, 12 U.S.C. 5390(c)(8)(D). “QFC Credit Support”has the meaning set forth in Section 12.30. “REO Property” means real estate owned by Borrower or any other Credit Party, which real estate has been acquired and is owned by such Credit Party as a result of foreclosure or acceptance by such Credit Party of a deed in lieu of foreclosure, or similar transaction, whether previously constituting SBA 7(a) Note Receivable Collateral or otherwise), together with all of such Credit Party’s now owned or hereafter acquired interests in the improvements thereon, the fixtures attached thereto and the easements appurtenant thereto. “Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and such Person’s Affiliates. “Request for Advance”has the meaning set forth in Section 2.3(a). “Required Lenders” means, at any time, Lenders holding outstanding Loans representing more than 50% of the sum of the total aggregate outstanding balance on such Loans at such time; provided, that, the Loans of any Defaulting Lender shall be disregarded in determining Required Lenders at any time; provided further, that, anytime there are three or fewer Lenders, “Required Lenders”shall mean all Lenders (other than any Defaulting Lender). 19

“Required Procedures” means procedures, including credit and underwriting standards, loan to value ratio limitations and the use of Approved Forms with respect to the financing and servicing of SBA 7(a) Note Receivables as in effect on the Closing Date, together with such changes and modifications thereto from time to time as shall be required by SBA Rules and Regulations or as have been approved in writing by Administrative Agent, in Administrative Agent’s reasonable credit judgment. “Reserves” means such reserves against SBA 7(a) Loans, Availability, the Borrowing Base-Guaranteed, or the Borrowing Base-Non Guaranteed that Administrative Agent may, in its reasonable credit judgment, establish from time to time. Without limiting the generality of the foregoing, Reserves established to ensure the payment of accrued Interest Expenses or Indebtedness shall be deemed to be a reasonable exercise of Administrative Agent’s credit judgment. “Restricted Payments” means the declaration or payment of any dividend on, or any payment or other distribution on account of, or the purchase, redemption, retirement, or other acquisition (directly or indirectly) of, or the setting apart of assets for a sinking or other analogous fund for the purchase, redemption, retirement or other acquisition of, any class of Capital Stock of any Person, or the making of any distribution of cash, property or assets to the holders of shares of any Capital Stock of any Person. “Revolving Credit Maturity Date”means May 7, 2023. “SBA” means the United States Small Business Administration or any other federal agency administering the SBA Act. “SBA Act” means the Small Business Act of 1953, as the same may be amended from time to time. “SBA Lender’s License” means that authority given to a lender by the SBA to make SBA 7(a) Loans as permitted under the SBA Act, as amended and further authorized by the SBA in CFR Title 13 Part 120-470 and 471, as amended. “SBA Rules and Regulations” means the SBA Act, as amended, any other legislation binding on SBA relating to financial transactions, any “Loan Guaranty Agreement”, all rules and regulations promulgated from time to time under the SBA Act, and SBA Standard Operating Procedures and any Official Notices issued by the SBA, all as from time to time in effect. “SBA 7(a) Guaranteed Note Receivable”means that portion of any SBA 7(a) Note Receivable that is actually guaranteed by the SBA. “SBA 7(a) Loan Notes” means any promissory notes that at any time evidence SBA 7(a) Loans. “SBA 7(a) Loan Obligor” means any Person, other than the SBA, who is or may become obligated to Borrower under an SBA 7(a) Loan. 20

“SBA 7(a) Loans” means any loans made by Borrower (or its predecessors in interest) to small businesses and partially guaranteed by the SBA, all originated in accordance with the SBA Rules and Regulations and pursuant to the authorization contained in Section 7(a) of the SBA Act. “SBA 7(a) Non-Guaranteed Note Receivable” means that portion of any SBA 7(a) Note Receivable that is not guaranteed by the SBA. “SBA 7(a) Note Receivable”means the obligation of an SBA 7(a) Loan Obligor to pay an SBA 7(a) Loan made by Borrower (or its predecessors in interest) to such SBA 7(a) Loan Obligor, whether or not evidenced by a promissory note or other instrument. “SBA 7(a) Note Receivable Collateral” means any and all property or interests in property, whether personal property (including without limitation accounts, chattel paper, instruments, documents, deposit accounts, contract rights, general intangibles, inventory or equipment) or real property, or both, whether owned by an SBA 7(a) Loan Obligor or any other Person, that secures an SBA 7(a) Note Receivable or an SBA 7(a) Loan Obligor’s obligations under an SBA 7(a) Loan Note or SBA 7(a) Note Receivable Document, and all supporting obligations in respect thereof. “SBA 7(a) Note Receivable Documents” means, with respect to any SBA 7(a) Note Receivable, all original documents, instruments, and chattel paper, executed or delivered to or for the account of Borrower by the applicable SBA 7(a) Loan Obligor and evidencing such SBA 7(a) Note Receivable. “SBA Standard Operating Procedures and Official Notices” means Public Law 85-536, as amended; those Rules and Regulations, as defined in 13 CFR Part 120, “Business Loans” and 13 CFR Part 121, “Size Standards”; Standard Operating Procedures, (SOP) 50-10 for loan processing, 50-50 for loan servicing and 50-51 for loan liquidation as may be published and or amended from time to time by the SBA. “SBA Reduced Guaranty Ineligible Amount” means as of any date of determination with respect to any SBA Reduced Guaranty Receivable, the difference between (a) the product of (i) the amount of such SBA Reduced Guaranty Receivable times (ii) the applicable percentage of the SBA guarantee relating to such SBA Reduced Guaranty Receivable on the date Lenders shall have made the Financed Guaranteed Loan as to such SBA Reduced Guaranty Receivable, less (b) the product of (i) the amount of such SBA Reduced Guaranty Receivable times (ii) the applicable reduced percentage of the SBA guarantee relating to such SBA Reduced Guaranty Receivable on the applicable date of determination. “SBA Reduced Guaranty Receivable” means each SBA 7(a) Note Receivable relating to a Financed SBA 7(a) Loan as to which the applicable percentage or dollar amount of the SBA guarantee relating thereto at any time or from time to time shall have been reduced below the applicable percentage or dollar amount on the date Lenders shall have made the Financed Guaranteed Loan as to such SBA 7(a) Note Receivable. 21

“SEC”means the Securities and Exchange Commission or any other governmental authority of the United States of America at the time administrating the Investment Company Act. “Secondary Market Net Sales Proceeds” means, as to any Financed Guaranteed Loan or Financed Non-Guaranteed Loan: (i) at any time other than during the continuance of a Default or Event of Default, the gross sales proceeds received from a Secondary Market Sale thereof up to an amount equal to the proceeds of Advances made by Lenders hereunder in respect thereof or (ii) during the continuance of a Default or Event of Default, the gross proceeds received from a Secondary Market Sale thereof. “Secondary Market Sale” means the sale or participation of a SBA 7(a) Loan, or any interest therein, to the secondary market in accordance with the SBA Rules and Regulations. “Secured Obligations” means all Obligations, together with all Treasury Services Obligations owing to one or more Lenders or their respective Affiliates. “Secured Parties” means the holders of the Secured Obligations from time to time and shall include (i) each Lender in respect of its Loans, (ii) the Administrative Agent , the Backup Servicer, and the Lenders in respect of all other present and future obligations and liabilities of Borrower and each Subsidiary of every type and description arising under or in connection with this Agreement or any other Loan Document, (iii) each Lender and Affiliate of such Lender in respect of Treasury Services Agreements entered into with such Person by Borrower or any Subsidiary, and (iv) their respective successors and (in the case of a Lender, permitted) transferees and assigns. “Senior Securities” means senior securities (as such term is defined and determined pursuant to the Investment Company Act and any orders of the SEC issued to the Parent or any of its Affiliates thereunder). “Specified Treasury Services Obligations” means any and all Treasury Services Obligations that, within at least ten (10) days (or such later date as the Administrative Agent may agree to in its sole discretion) from the date that any transaction relating to any such Treasury Services Obligation is executed, the Secured Party party thereto (other than Capital One) shall have delivered written notice to the Administrative Agent that such a transaction has been entered into and that it constitutes a Specified Treasury Services Obligation. “Subordinated Debt” means any Indebtedness of Borrower which is subordinated, pursuant to Subordination Documents. “Subordination Documents” means a subordination agreement substantially in the form of Exhibit E, as the same may be amended, modified or supplemented by the Administrative Agent from time to time, and such other subordination related documents and agreements as the Administrative Agent may reasonably request. “Subsidiary” means, with respect to any Person at any time: (a) any corporation more than fifty percent (50%) of whose voting stock is legally and beneficially owned by such Person or owned by a corporation more than fifty percent (50%) of whose voting stock is legally 22 and beneficially owned by such Person; (b) any trust of which a majority of the beneficial interest is at such time owned directly or indirectly, beneficially or of record, by such Person or one or more Subsidiaries of such Person; and (c) any partnership, joint venture, limited liability company or other entity of which ownership interests having ordinary voting power to elect a majority of the board of directors or other Persons performing similar functions are at such time owned directly or indirectly, beneficially or of record, by, or which is otherwise controlled directly, indirectly or through one or more intermediaries by, such Person or one or more Subsidiaries of such Person. “Subsidiary Guarantor” means each Subsidiary of the Borrower that is a party to a Guaranty Agreement. The Subsidiary Guarantors on the Effective Date are identified as such in Schedule 3.01 hereto, as such schedule may be amended from time-to-time by the Borrower upon prior written notice to the Administrative Agent. “Supported QFC”has the meaning set forth in Section 12.30. “Swingline Exposure” means, at any time, the aggregate principal amount of all Swingline Loans outstanding at such time. The Swingline Exposure of any Lender at any time shall be its Applicable Percentage of the total Swingline Exposure at such time. “Swingline Lender” means Capital One, in its capacity as lender of Swingline Loans hereunder. “Swingline Loan”means a Loan made pursuant to Section 2.4. “Swingline Sublimit”means $15,000,00025,000,000. “Term Loan”means the term loan referred to in Section 2.1(c). “Term Loan Conversion Amount” means the outstanding principal balance of all Advances as at the close of business on the Business Day immediately preceding the Term Loan Conversion Date. “Term Loan Conversion Date”shall mean May 117, 20202023. “Term Loan Maturity Date”means May 117, 20222025. “Termination Date” means the earlier to occur of: (a) (i) with respect to Advances--Guaranteed Loans, Advances--Non-Guaranteed Loans and Swingline Loans, May 117, 20202023 or (ii) with respect to the Term Loan, May 117, 20222025, and (b) with respect to all Loans, otherwise any date on which the Secured Obligations are declared by the Administrative Agent or automatically become due and payable (whether at stated maturity, by acceleration or otherwise), in either case in accordance with the terms and provisions of this Agreement. “Trademarks” means all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter 23 adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States, any State thereof or any other country or any political subdivision thereof, or otherwise, and all common-law rights related thereto; and all renewals and extensions thereof and all rights to obtain such renewals and extensions. “Trademark License”: any agreement, whether written or oral, providing for the grant by or to Borrower of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 6. “Trademark Security Agreements” means those certain Trademark Security Agreements executed by Borrower and the Guarantors in favor of Administrative Agent for the benefit of the Secured Parties, as the same may be amended, modified, or restated from time to time. “Treasury Services” means each and any of the following bank services provided to Borrower or any Subsidiary by any Lender or any of its Affiliates: (a) credit cards for commercial customers (including, without limitation, commercial credit cards and purchasing cards), (b) debit cards, (c) stored value cards and (d) treasury management services (including, without limitation, controlled disbursement, automated clearinghouse transactions, return items, overdrafts and interstate depository network services). “Treasury Services Agreement” means any agreement entered into by Borrower or any Subsidiary in connection with Treasury Services. “Treasury Services Obligations” means any and all obligations of Borrower or any Subsidiary, whether absolute or contingent and howsoever and whensoever created, arising, evidenced or acquired (including all renewals, extensions and modifications thereof and substitutions therefor) in connection with Treasury Services. “Trust Account” shall have the meaning ascribed to such term it in the Trust Account Agreement. “Trust Account Agreement” means that certain Fourth Amended and Restated Trust Account Agreement, dated as of the date hereofClosing Date, by and among Borrower, the Administrative Agent, and the Trustee, as the same may be amended, modified, or restated from time to time. “Trustee” means Hancock Whitney Bank (as successor to Capital One), in such capacity pursuant to the terms of the Trust Account Agreement. “UCC” means the Uniform Commercial Code as adopted in the state where Administrative Agent’s office identified in Section 10.812.8 is located, as the same may be amended from time to time. “Unliquidated Obligations” means, at any time, any Secured Obligations (or portion thereof) that are contingent in nature or unliquidated at such time, including any Secured Obligation that is: (i) an obligation to reimburse a bank for drawings not yet made under a letter 24 of credit issued by it; (ii) any other obligation (including any guarantee) that is contingent in nature at such time; or (iii) an obligation to provide collateral to secure any of the foregoing types of obligations. “U.S. Person” means a “United States person” as defined in Section 7701(a)(30) of the Code. “U.S. Special Resolution Regimes”has the meaning set forth in Section 12.30. “U.S. Tax Compliance Certificate” has the meaning assigned to such term in Section 2.12(c)(ii)(B)(3). “Volcker Rule” means the common rule entitled “Proprietary Trading and Certain Interests and Relationships with Covered Funds” (commonly known as the “Volcker Rule”) published at 79 Fed. Reg. 5779 et seq. “Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule. 1.2 Other Capitalized Terms. Any other capitalized terms used without further definition herein shall have the respective meaning set forth in the UCC. 1.3 Accounting Principles. Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, this shall be done in accordance with GAAP, consistently applied, to the extent applicable, except as otherwise expressly provided in this Agreement and provided that, if Borrower notifies Administrative Agent that Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if Administrative Agent notifies Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith. 1.4 Construction. No doctrine of construction of ambiguities in agreements or instruments against the interests of the party controlling the drafting shall apply to any Loan Documents. 1.5 Divisions. For all purposes under the Loan Documents, in connection with any Division or plan of division under Delaware Law (or any comparable event under a different jurisdiction’s Laws): (a) if any asset, right, obligation or liability of any Person becomes the asset, right, obligation or liability of a different Person, then it shall be deemed to have been transferred from the original Person to the subsequent Person, and (b) if any new Person comes into 25 existence, such new Person shall be deemed to have been organized on the first date of its existence by the holders of its Capital Stock at such time. SECTION II. THE LOANS 2.1 Loans. (a) Advances--Guaranteed Loans. (i) On the terms and subject to the conditions set forth herein (including, without limitation, the conditions precedent set forth in Section IV hereof), each Lender agrees to make Advances to Borrower from time to time from the date hereof to and including the Business Day immediately prior to the Termination Date to provide short-term financing of SBA 7(a) Guaranteed Note Receivables with respect to Eligible SBA 7(a) Loans; provided that after giving effect thereto, the aggregate sum of all such outstanding Advances made pursuant to this Section 2.1(a) shall not exceed (A) the Availability-Guaranteed or (B) any other amount that would require any prepayment of Advances under Section 2.7 or any other provisions of the Loan Documents; provided, further, that after giving effect thereto, the aggregate sum of all outstanding Advances made by such Lender shall not exceed such Lender’s Maximum Commitment. Within such limitations and subject to Section 2.1(a)(iii), Borrower may borrow, prepay or repay such Advances from time to time and may reborrow Advances. (ii) In no event shall any such Advance be made when any Default or Event of Default has occurred and is continuing. (iii) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, Borrower may not prepay or repay any such Advance on the same day as such Advance shall be made hereunder, except for any prepayment or repayment of any such Advance on the same day as such Advance shall be made (A) as a result of any mandatory prepayment required by Section 2.7(d) or (e), or (B) as a result of the maturity of the Advances or if the Secured Obligations are declared by Administrative Agent or automatically become due and payable (whether at stated maturity, by acceleration or otherwise) in accordance with the terms and provisions of this Agreement. (b) Advances--Non-Guaranteed Loans. (i) On the terms and subject to the conditions set forth herein (including, without limitation, the conditions precedent set forth in Section IV hereof), each Lender agrees to make Advances to Borrower from time to time from the date hereof to and including the Business Day immediately prior to the Termination Date to provide short-term financing of SBA 7(a) Non-Guaranteed Note Receivables with respect to Eligible SBA 7(a) Loans; provided, that after giving effect thereto, the aggregate sum of all such outstanding Advances made pursuant to this Section 2.1(b) shall not exceed (A) the Availability-Non-Guaranteed or (B) any other amount that would require any prepayment of Advances under Section 2.7 or any other provisions of the Loan Documents; provided, further, that after giving effect thereto, the aggregate sum of all outstanding Advances made by such Lender shall not exceed such Lender’s Maximum Commitment. Within such limitations and 26 subject to Section 2.1(b)(iii) and Section 2.1(c), Borrower may borrow, prepay or repay Advances from time to time and may reborrow Advances. (ii) In no event shall any such Advance be made when any Default or Event of Default has occurred and is continuing. (iii) Notwithstanding anything contained in this Agreement or any other Loan Document to the contrary, Borrower may not prepay or repay any such Advance on the same day as such Advance shall be made hereunder, except for any prepayment or repayment of any such Advance on the same day as such Advance shall be made (A) as a result of any mandatory prepayment required by Section 2.7(d) or (e), or (B) as a result of the maturity of the Advances or if the Secured Obligations are declared by Administrative Agent or automatically shall become due and payable in accordance with the terms and provisions of this Agreement (whether at stated maturity, by acceleration or otherwise). (c) Term Loan. (i) On the Term Loan ConversionRevolving Credit Maturity Date, the Term Loan Conversion Amount shall automatically convert into a term loan (the “Term Loan”), which shall become due and payable, and Borrower shall repay the Term Loan, as follows: payments equal to 1/24th of the original principal amount of the Term Loan shall be made on the last dayfirst date of each calendar month commencing with the lastfirst day of the calendar month immediately following the Term Loan Conversion Date through and including May 11, 2022Revolving Credit Maturity Date, with the remaining outstanding principal balance to be paid on the Term Loan Maturity Date. On the Term Loan Conversion Date, as a condition precedent to such conversion, Borrower shall execute and deliver to Administrative Agent the Notes evidencing the Term Loan, substantially in the form attached to this Agreement as Exhibit B-35 hereto with insertions as to the amount of the Term Loan, the date of such Note, and the date upon which the monthly installments of the Term Loan shall commence. (ii) Borrower may prepay or repay all or any portion of the Term Loan commencing on the Business Day after the Term Loan Conversion Date, each such prepayment or repayment to be applied to the outstanding balance of the Term Loan on the date deemed received pursuant to Section 2.6(a) and otherwise in such manner as shall be determined by Administrative Agent. (d) Loans and Borrowings. (i) Each Loan (other than a Swingline Loan) shall be made as part of an Advance consisting of Loans of the same Class made by the applicable Lenders ratably in accordance with their respective Maximum Commitments of the applicable Class. The failure of any Lender to make any Loan required to be made by it shall not relieve any other Lender of its obligations hereunder; provided that the Maximum Commitments of the Lenders are several and no Lender shall be responsible for any other Lender’s failure to make Loans as required. Any Swingline Loan shall be made in accordance with the procedures set forth in Section 2.4. The Term Loans shall amortize as set forth in Section 2.1(c). Each Lender at its option may make any Loan by causing any domestic branch or Affiliate of such Lender to make such Loan (and in the case of an Affiliate, the provisions of Sections 2.11, 2.12, and 2.15 shall apply to such Affiliate to the same extent as to such Lender); provided that any exercise of 27 such option shall not affect the obligation of Borrower to repay such Loan in accordance with the terms of this Agreement. 2.2 Notes. (a) The Advances—Guaranteed Loans, the Advances—Non-Guaranteed Loans, and the Term Loan each shall be evidenced by a promissory note of Borrower payable to the Lenders substantially in the respective forms of Exhibit B-1, B-2, B-3, B-4 and through B-5 attached hereto (the “Notes”). (b) The date, amount and Interest Rate of each Loan made by the Lenders to Borrower, and each payment made on account of the principal balance thereof, shall be recorded by each Lender on its respective books; provided that the failure of such Lender to make any such recordation shall not affect the obligations of Borrower to make a payment when due of any amount owing hereunder or under the Notes in respect of the Loans. 2.3 Procedures for Borrowing Advances. (a) Borrower may request an Advance hereunder for an Advance-Guaranteed Loan or an Advance-Non-Guaranteed Loan on any Business Day during the period from and including the Closing Date to and including the applicable Termination Date by delivering to Administrative Agent a written request for an Advance—Guaranteed Loan or an Advance—Non-Guaranteed Loan, as applicable, substantially in the form of Exhibit C attached hereto (each, a “Request for Advance”). Borrower shall deliver each Request for Advance with respect to each proposed Advance no later than 10:00 a.m. (New York City time) on the day of such proposed Advance. Once given, a Request for Advance shall be irrevocable and Borrower shall be bound thereby. (b) Each Request for Advance shall: (i) attach a schedule identifying the Financed Guaranteed Loans or Financed Non-Guaranteed Loans, as applicable, that Borrower proposes to fund using the proceeds of the Advance, which schedule shall contain such information with respect to each Financed Guaranteed Loans or Financed Non-Guaranteed Loans, as applicable, as Administrative Agent shall reasonably request; (ii) specify the requested funding date; and (iii) include such other matters as may be specified on the form of the Request for Advance or as may be reasonably requested by Administrative Agent from time to time. Each Advance shall be in a minimum amount of $100,000 or an integral multiple thereof. Borrower shall indemnify Administrative Agent and each Lender and hold them harmless against any costs incurred by Administrative Agent or any Lender as a result of any failure of Borrower to timely deliver to FTA the SBA 7(a) Loan Note relating to any Financed Guaranteed Loan or Financed Non-Guaranteed Loan as required by Section 8.1(f). (c) Unless otherwise agreed by Administrative Agent and Borrower, each Advance requested by Borrower and made by the Lenders hereunder shall be made to Borrower’s main operating account maintained with Administrative Agent. 2.4 Swingline Loans. 28

(a) Subject to the terms and conditions set forth herein, the Swingline Lender agrees to make Swingline Loans in Dollars to Borrower from the date hereof to and including the Business Day immediately prior to the Termination Date, in an aggregate principal amount at any time outstanding that will not result in (i) the aggregate principal amount of outstanding Swingline Loans exceeding the Swingline Sublimit, or (ii) the sum of the total Maximum Credit Exposures exceeding the aggregate Maximum Commitments; provided that the Swingline Lender shall not be required to make a Swingline Loan to refinance an outstanding Swingline Loan. Within the foregoing limits and subject to the terms and conditions set forth herein, Borrower may borrow, prepay and reborrow Swingline Loans. The Swingline Loans shall reduce the Maximum Commitment and the Swingline Sublimit, dollar-for-dollar. (b) To request a Swingline Loan, Borrower shall notify the Administrative Agent of such request by telephone (confirmed by telecopy), not later than 12:00 noon on the day of a proposed Swingline Loan. Each such notification to Administrative Agent shall (i) specify whether such Swingline Loan is for a Financed Guaranteed Loan or a Financed Non-Guaranteed Loan, and (ii) include such other matters as may be reasonably requested by Administrative Agent from time to time. Each such notice shall be irrevocable and shall specify the requested date (which shall be a Business Day) and amount of the requested Swingline Loan. The Administrative Agent will promptly advise the Swingline Lender of any such notice received from Borrower. The Swingline Lender shall make each Swingline Loan available to Borrower by means of a credit to the general deposit account of Borrower with the Swingline Lender by 3:00 p.m. on the requested date of such Swingline Loan. (c) The Swingline Lender may by written notice given to the Administrative Agent not later than 10:00 a.m. on any Business Day that is not less than one (1) Business Day after the making of a Swingline Loan require the Lenders to acquire participations on such Business Day in all or a portion of the Swingline Loans outstanding. Such notice shall specify the aggregate principal amount of Swingline Loans, the principal amounts of Swingline Loans made on account of Financed Guaranteed Loans and on account of Financed Non-Guaranteed Loans, and the interest rates thereon, in which the Lenders will participate. Promptly upon receipt of such notice, the Administrative Agent will give notice thereof to each Lender, specifying in such notice such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender hereby absolutely and unconditionally agrees, upon receipt of notice as provided above, to pay to the Administrative Agent, for the account of the Swingline Lender, such Lender’s Applicable Percentage of such Swingline Loan or Loans. Each Lender acknowledges and agrees that its obligation to acquire participations in Swingline Loans pursuant to this paragraph is absolute and unconditional and shall not be affected by any circumstance whatsoever, including the occurrence and continuance of a Default, and that each such payment shall be made without any offset, abatement, withholding or reduction whatsoever. Each Lender shall comply with its obligation under this paragraph by wire transfer of immediately available funds, in the same manner as provided in Section 2.5 with respect to Loans made by such Lender (and Section 2.5 shall apply, mutatis mutandis, to the payment obligations of the Lenders), and the Administrative Agent shall promptly pay to the Swingline Lender the amounts so received by it from the Lenders. The Administrative Agent shall notify Borrower of any participations in any Swingline Loan acquired pursuant to this paragraph, and thereafter payments in respect of such Swingline Loan shall be made to the Administrative Agent and not to the Swingline Lender. Any amounts received by the Swingline Lender from Borrower (or other party on behalf of 29

Borrower) in respect of a Swingline Loan after receipt by the Swingline Lender of the proceeds of a sale of participations therein shall be promptly remitted to the Administrative Agent; any such amounts received by the Administrative Agent shall be promptly remitted by the Administrative Agent to the Lenders that shall have made their payments pursuant to this paragraph and to the Swingline Lender, as their interests may appear; provided that any such payment so remitted shall be repaid to the Swingline Lender or to the Administrative Agent, as applicable, if and to the extent such payment is required to be refunded to Borrower for any reason. The purchase of participations in a Swingline Loan pursuant to this paragraph shall not relieve Borrower of any default in the payment thereof. 2.5 Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 53:00 p.m. to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders; provided that Swingline Loans shall be made as provided in Section 2.4. The Administrative Agent will make such Loans available to Borrower by promptly crediting the amounts so received, in like funds on the proposed date if such amounts are received by such time, to an account of Borrower designated by it in the applicable Request for Advance. (b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Advance that such Lender will not make available to the Administrative Agent such Lender’s share of such Advance, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section and may, in reliance upon such assumption, make available to Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the applicable Advance available to the Administrative Agent, then the applicable Lender and Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of Borrower, the Interest Rate. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Advance. 2.6 Payments – General; Cash Management System. (a) Except to the extent otherwise set forth in this Agreement, all payments of principal and of interest on the Loan and all Expenses, fees, indemnification obligations and all other charges and any other Secured Obligations of Borrower not made by automatic transfers from the Blocked Account or Borrower’s accounts maintained with Administrative Agent, shall be made to Administrative Agent for the account of each Lender at its office at 275 Broadhollow Road, Melville, N.Y. 11747, in United States dollars, in immediately available funds, except payments to be made directly to the Swingline Lender as expressly provided herein and except that payments pursuant to Sections 2.11, 2.12 and 10.412.4 shall be made directly to the Persons entitled thereto. Administrative Agent shall distribute any such payments received by it for the 30 account of any other Person to the appropriate recipient promptly following receipt thereof. Administrative Agent shall have the unconditional right and discretion (and Borrower hereby authorizes Administrative Agent) to charge Borrower’s operating and/or deposit account(s) for all of Borrower’s Secured Obligations as they become due from time to time under this Agreement including, without limitation, interest, principal, fees, indemnification obligations and reimbursement of Expenses; provided, that Administrative Agent may not charge either the Trust Account or the Collections Account in a manner inconsistent with the Trust Account Agreement or the Collections Account Agreement. Any payments received prior to 2:00 p.m. Eastern time on any Business Day shall be deemed received on such Business Day. Any payments (including any payment in full of the Secured Obligations) received after 2:00 p.m. Eastern time on any Business Day shall be deemed received on the immediately following Business Day. (b) On or prior to the date hereof, Borrower shall establish and maintain until all Secured Obligations shall have been fully and indefeasibly paid in full the cash management system described in Exhibit D attached hereto (the “Cash Management System”). (c) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder. (d) The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Class thereof, (ii) the amount of any principal or interest due and payable or to become due and payable from Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof. (e) The entries made in the accounts maintained pursuant to paragraph (c) or (d) of this Section shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of Borrower to repay the Loans in accordance with the terms of this Agreement. (f) Any proceeds of Collateral received by Administrative Agent (i) not constituting (A) a specific payment of principal, interest, fees or other sum payable under the Loan Documents (which shall be applied as specified by Administrative Agent) or (B) a mandatory prepayment (which shall be applied in accordance with Section 2.7) or (ii) after an Event of Default has occurred and is continuing and Administrative Agent so elects or the Required Lenders so direct, such funds shall be applied ratably first, to pay any fees, indemnities, or expense reimbursements including amounts then due to Administrative Agent from Borrower, second, to pay any fees or expense reimbursements then due to the Lenders from Borrower, third, to pay interest then due and payable on the Loans ratably, fourth, to prepay principal on the Loans and any other amounts owing with respect to Specified Treasury Services Obligations ratably, and fifth, to the payment of any other Secured Obligation due to Administrative Agent or any Lender by Borrower. Administrative Agent and the Lenders shall have the continuing and exclusive right to apply and reverse and reapply any and all such proceeds and payments to any portion of the Secured Obligations in accordance with this Section 2.6(f). 31

(g) If, except as expressly provided herein, any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans or participations in Swingline Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and participations in Swingline Loans and accrued interest thereon than the proportion received by any other similarly situated Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans and participations in Swingline Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by all such Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans and participations in Swingline Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply to any payment made by Borrower pursuant to and in accordance with the express terms of this Agreement (including the application of funds arising from the existence of a Defaulting Lender) or any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans or participations in Swingline Loans to any assignee or participant, other than to Borrower or any Subsidiary or Affiliate thereof (as to which the provisions of this paragraph shall apply). Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of Borrower in the amount of such participation. (h) Unless Administrative Agent shall have received notice from Borrower prior to the date on which any payment is due to Administrative Agent for the account of the relevant Lenders hereunder that Borrower will not make such payment, Administrative Agent may assume that Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the relevant Lenders, as the case may be, the amount due. In such event, if Borrower has not in fact made such payment, then each of the relevant Lenders, as the case may be, severally agrees to repay to Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by Administrative Agent in accordance with banking industry rules on interbank compensation. (i) If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.4(c), 2.5(b), 2.6(h) or 10.412.4(d), then Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by Administrative Agent for the account of such Lender and for the benefit of Administrative Agent or the Swingline Lender to satisfy such Lender’s obligations to it under such Section until all such unsatisfied obligations are fully paid in any order as determined by Administrative Agent in its discretion. 2.7 Payment of Interest and Principal; Mandatory Prepayments. 32

(a) From and following the Closing Date, theThe Loans (including each Swingline Loan) and the other Secured Obligations shall bear interest at the Interest Rate. (b) Interest on all Loans, including, without limitation, the Term Loan and the Swingline Loans, shall be payable (i) in arrears on each Interest Payment Date (beginning with the first Interest Payment Date of the first full calendar month after the Closing Date), (ii) as provided in Sections 2.7(d) and (e), and (iii) upon the payment in full of any Advances or any or all of the Loans, and on the Termination Date. (c) The outstanding principal amount of the Loans other than the Term Loan and Swingline Loans, plus all accrued but unpaid interest and all other sums due the Lenders hereunder in respect of such Loans, shall be due and payable in full on the Termination Date. The outstanding principal amount of the Swingline Loans, plus all other sums due to the Swingline Lender hereunder in respect of such Swingline Loans (other than accrued interest thereon) shall be due and payable to the Swingline Lender on the earlier of the Termination Date and the date that occurs ten (10) Business Days after such Swingline Loan is made; provided that: (i) all interest which accrues on Swingline Loans shall be payable on each Interest Payment Date as provided in Section 2.7(b) above, and (ii) the proceeds of each Advance shall be used by the Borrower to repay all Swingline Loans then outstanding. The outstanding principal amount of the Term Loan shall be payable in accordance with Section 2.1(c) and, together with all accrued but unpaid interest and all other sums due the Lenders hereunder in respect of such Term Loan, shall be due and payable in full on the Termination Date. If on any payment date for the Term Loan the balance in the Blocked Account is less then the next due principal payment, Borrower shall remit the balance of such payment to Administrative Agent on such payment date. (d) There shall become due and payable and Borrower shall prepay the Advances, together with all accrued but unpaid interest thereon, in an amount determined as follows: (i) the amount by which: (A) Outstanding Advances—Guaranteed Loans exceeds (x) the Borrowing Base—Guaranteed or (y) Availability--Guaranteed, (B) Outstanding Advances—Non-Guaranteed Loans exceeds (x) the Borrowing Base—Non-Guaranteed or (y) Availability—Non-Guaranteed, or (C) the then outstanding principal amount of the Term Loan exceeds the aggregate of the Borrowing Base—Guaranteed plus the Borrowing Base—Non-Guaranteed or the aggregate of Availability-Guaranteed plus Availability-Non-Guaranteed; (ii) the amount by which (A) prior to the Term Loan Conversion Date, the aggregate of (1) Outstanding Advances—Guaranteed Loans plus (2) Outstanding Advances—Non-Guaranteed Loans exceeds the lesser of (3) the Lenders’ Maximum Commitments or (4) the aggregate of the Borrowing Base—Guaranteed, plus the Borrowing Base—Non-Guaranteed; or (B) on and after the Term Loan Conversion Date, the outstanding principal amount of the Term Loan exceeds the lesser of (1) an amount equal to the Term Loan Conversion Amount less all payments and prepayments made or required to be made as of or prior to the date of determination or (2) the aggregate of the Borrowing Base—Guaranteed, plus the Borrowing Base—Non-Guaranteed; 33

(iii) an amount equal to the Secondary Market Net Sales Proceeds of any Secondary Market Sale of any Financed Guaranteed Loan or any Financed Non-Guaranteed Loans, including, without limitation, any such portion of any Multi-Draw SBA Loan (which proceeds shall be applied as set forth in the Cash Management System and this Agreement). (e) (e) Without limiting the generality of the foregoing, in the event that at any time (x) Outstanding Advances—Guaranteed Loans shall exceed, as applicable: 90% (subject to adjustment by Administrative Agent in the exercise of its reasonable credit discretion) of the outstanding principal amount of the SBA 7(a) Guaranteed Note Receivables related to such Outstanding Advances—Guaranteed Loans, (y) Outstanding Advances—Non-Guaranteed Loans shall exceed 55% (subject to adjustment by Administrative Agent in the exercise of its reasonable credit discretion) of the outstanding principal amount of the SBA 7(a) Non-Guaranteed Note Receivables related to such Advances--Non-Guaranteed Loans, or (z) the outstanding principal amount of the Term Loan shall exceed the lesser of (1) the Lenders’ Maximum Commitments or (2) the aggregate of the Borrowing Base—Guaranteed, plus the Borrowing Base—Non-Guaranteed, Borrower shall prepay such excess, together with accrued but unpaid interest thereon. (f) (f) Notwithstanding the foregoing, if clause (ii) of the definition of the term “Secondary Market Net Sales Proceeds” shall be applicable, then such Secondary Market Net Sales Proceeds received in respect of any Financed Guaranteed Loan shall be applied against Advances-Guaranteed Loans, and Secondary Market Net Sales Proceeds received in respect of any Financed Non-Guaranteed Loans shall be applied against Advances-Non-Guaranteed Loans and/or the Term Loan in such manner as Administrative Agent shall determine, with any excess after such application to be held by Administrative Agent, at its option, as cash collateral for the Secured Obligations. Any prepayments received by Administrative Agent in respect of subsection 2.7(d)(i)(A) above shall be applied against Advances-Guaranteed Loans. Any prepayments received by Administrative Agent in respect of subsection 2.7(d)(i)(B) above shall be applied against Advances-Guaranteed Loans and/or the Term Loan in such manner as Administrative Agent shall determine. All such prepayments received by Administrative Agent pursuant to this Section 2.7(d) shall be applied against its respective Loan on the date deemed received pursuant to Section 2.6(a) and otherwise in such manner as shall be determined by Administrative Agent. (g) (g) There shall become due and payable and Borrower shall prepay the Advances-Non-Guaranteed Loans and the Term Loan, and shall cause the other Credit Parties to prepay the Advances-Non-Guaranteed Loans and the Term Loan, in each case together with all accrued but unpaid interest thereon, in an amount equal to in the following amounts and at the following times: (i) On the date on which any Credit Party other than Parent (or Administrative Agent as loss payee or assignee) receives any Casualty Proceeds, an amount equal to one hundred percent (100%) of such Casualty Proceeds or such payment; provided, that, so long as no Default or Event of Default has occurred and is continuing, the recipient (other than Administrative Agent) of any Casualty Proceeds may reinvest the amount of such Casualty Proceeds within thirty (30) days in replacement assets comparable to the assets giving rise to such Casualty Proceeds; provided, further that the aggregate amount which may be reinvested by 34 such Credit Party pursuant to the preceding proviso may not exceed $250,000 in any Fiscal Year; and provided, further, that if the applicable Credit Party does not intend to fully reinvest such Casualty Proceeds, or if the thirty (30) day time period set forth in this sentence expires without such Credit Party having reinvested such Casualty Proceeds, Borrower shall prepay such Advances or Loans, as applicable, in an amount equal to such Casualty Proceeds (to the extent not reinvested or intended to be reinvested within such time period); (ii) upon receipt by any Credit Party other than Parent of the proceeds from the issuance and sale of any Debt or equity securities (other than (1) proceeds of Permitted Indebtedness, (2) proceeds from the issuance of equity securities to members of the management of any such Credit Party, (3) proceeds of the issuance to Parent of equity securities of Borrower or any other Credit Party, or (4) Indebtedness of any Credit Party to another Credit Party to the extent expressly permitted by the Loan Documents), an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such issuance and sale; and (iii) upon receipt by any Credit Party other than Parent of the proceeds of any Asset Sale (other than the proceeds of a Permitted Disposition), an amount equal to one hundred percent (100%) of the Net Cash Proceeds of such Asset Sale. Notwithstanding the foregoing, each such Credit Party other than Borrower or Parent shall be required to remit amounts set forth in this Section 2.7(g)(i)-(iii) during each Fiscal Year of such Credit Party only in the event and to the extent that the aggregate amount received by that Credit Party during such Fiscal Year of Casualty Proceeds, Net Cash Proceeds from the issuance and sale of Debt or equity securities, and Net Cash Proceeds of Asset Sales of such Credit Party shall exceed $250,000. (iv) Amounts paid pursuant to this Section 2.7(g) shall be applied to the Advanced-Non-Guaranteed Loans and/or the Term Loan on the date deemed received pursuant to Section 2.6(a) and otherwise in such manner as shall be determined by Administrative Agent. (h) (h) Subject to Section 2.1, the Loans may be prepaid in whole or in part at any time from time to time, without penalty or premium; provided, however, that Borrower shall have given Administrative Agent at least ten (10) days prior written notice of the date of such prepayment (or in the case of Swingline Loans, the Borrower shall have given the Swingline Lender notice by 10:00 a.m. on the date of such prepayment). Any prepayment shall be accompanied by all accrued and unpaid interest thereon. Promptly following receipt of any such notice relating to an Advance, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Advance shall be in an amount that would be permitted in the case of an Advance as provided in Section 2.3(b). Each prepayment of an Advance shall be applied ratably to the Loans included in the prepaid Advance, each voluntary prepayment of the Term Loan shall be applied ratably to the Term, in such manner as Administrative Agent shall determine, and each mandatory prepayment of the Term Loan shall be applied in accordance with this Section. Amounts repaid or prepaid in respect of the Term Loan may not be reborrowed. 2.8 Additional Interest Provisions. 35

(a) Interest on the Loans shall be calculated on the basis of a year of three hundred sixty (360) days but charged for the actual number of days elapsed. The date of funding of an Advance shall be included in the calculation of interest. The date of payment with respect to an Advance shall be excluded from the calculation of interest. (b) After the occurrence and during the continuance of an Event of Default hereunder, the per annum effective rate of interest on all outstanding principal under the Loans shall be equal to the applicable Interest Rate plus two hundred (200) basis points (the “Default Rate”). All such increases may be applied retroactively to the date of the occurrence of the Event of Default. Borrower agrees that the Default Rate is a reasonable estimate of each Lender’s damages and is not a penalty. (c) All contractual rates of interest chargeable on outstanding principal under the Loans shall continue to accrue and be paid even after Default, an Event of Default, maturity, acceleration, judgment, bankruptcy, insolvency proceedings of any kind or the happening of any event or occurrence similar or dissimilar. (d) In no contingency or event whatsoever shall the aggregate of all amounts deemed interest hereunder and charged or collected pursuant to the terms of this Agreement exceed the highest rate permissible under any Law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. In the event that such court determines Administrative Agent or the Lenders have charged or received interest hereunder in excess of the highest applicable rate, Administrative Agent or the Lenders shall apply, in their sole discretion, and set off such excess interest received by the Administrative Agent or the Lenders against other Secured Obligations due or to become due and such rate shall automatically be reduced to the maximum rate permitted by such Law. 2.9 Fees and Charges. (a) On the date of this Agreement, Borrower shall pay to the Administrative Agent for the account of each Lender, a fully-earned, non-refundable facility fee (the “Facility Fee”) equal to 0.25% of the amount of each Lender’s Maximum Commitment. (b) The Borrower agrees toshall pay to the Administrative Agent certain fees in the amounts and on the terms set forth in that certain fee letter dated as of the date hereofFourth Amendment Effective Date between the Borrower and the Administrative Agent, as the same may be amended, supplemented, restated or otherwise modified from time to time in a writing to be signed by the Borrower and the Administrative Agent. (c) From and following the Closing Date, Borrower shall pay Administrative Agent for the account of each Lender, fees in an amount equal to (i) the difference between (A) the Maximum Commitment less (B) the sum of the average daily outstanding balance of Advances—Guaranteed Loans plus the average daily outstanding balance of Advances—Non-Guaranteed Loans during the preceding month, multiplied by (ii) one-quarter of one percent (1/4 of 1%) per annum. Such fees are to be paid quarterly in arrears on the last day of each calendar quarter. For the avoidance of doubt, the Swingline Loan shall not be included for purposes of calculating such fees. 36

(d) Borrower shall unconditionally pay to Administrative Agent for the account of each Lender, a late charge equal to five percent (5%) of any and all payments of principal or interest on the Loans that are not paid within fifteen (15) days of the due date. Such late charge shall be due and payable regardless of whether Administrative Agent has accelerated the Secured Obligations, or the Secured Obligations automatically shall become due and payable. Borrower agrees that any late fee payable to Administrative Agent for the account of each Lender, is a reasonable estimate of each Lender’s damages and is not a penalty. 2.10 Use of Proceeds. The proceeds of (a) Advances—Guaranteed Loans and Swingline Loans made on account of Financed Guaranteed Loans shall be used solely to provide Borrower with short-term financing of an amount not to exceed 90% of the SBA 7(a) Guaranteed Note Receivable in respect of each Financed Guaranteed Loan, and (b) Advances—Non-Guaranteed Loans and Swingline Loans made on account of Financed Non-Guaranteed Loans shall be used solely to provide Borrower with short-term financing of an amount not to exceed 55% of the SBA 7(a) Non-Guaranteed Note Receivable in respect of each Financed Non-Guaranteed Loan. 2.11 Requirements of Law. (a) If any Lender shall have determined that the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by such Lender or any corporation controlling such Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on such Lender’s or such corporation’s capital as a consequence of its obligations hereunder to a level below that which such Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration such Lender’s or such corporation’s policies with respect to capital adequacy as in effect as of the date of this Agreement) by an amount deemed by such Lender to be material, then from time to time, after submission by such Lender to Borrower of a written request therefor, Borrower shall pay to such Lender such additional amount or amounts as will compensate such Lender or such corporation for such reduction; provided, that Borrower shall not be required to compensate such Lender pursuant to this paragraph for any amounts incurred more than six months prior to the date that such Lender notifies Borrower of such Lender’s intention to claim compensation therefor; and provided, further that, if the circumstances giving rise to such claim have a retroactive effect, then such six-month period shall be extended to include the period of such retroactive effect. (b) (b) A certificate as to any additional amounts payable pursuant to this Section submitted by such Lender to Borrower shall be conclusive in the absence of manifest error. The obligations of Borrower pursuant to this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (c) (c) Failure or delay on the part of such Lender to demand compensation pursuant to this Section 2.11 shall not constitute a waiver of such Lender’s right to demand such compensation; provided, that Borrower shall not be under any obligation to compensate such Lender under clause (a) of this Section 2.11 for increased costs or reductions 37 with respect to any period prior to the date that is 180 days prior to such request if such Lender knew or could reasonably have been expected to know of the circumstances giving rise to such increased costs or reductions and of the fact that such circumstances would result in a claim for increased compensation by reason of such increased costs or reductions; provided, further, that the foregoing limitation shall not apply to any increased costs or reductions arising out of the retroactive application of any change in Law within such 180-day period. The protection of this Section 2.11 shall be available to such Lender regardless of any possible contention of the invalidity or inapplicability of the change in any Requirement of Law that shall have occurred or been imposed. Notwithstanding anything herein to the contrary, the Dodd-Frank Wall Street Reform and Consumer Protection Act, and all requests, rules, guidelines and directives promulgated thereunder, all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, are in each case deemed to have been introduced or adopted after the date hereof, regardless of the date enacted, adopted, issued or implemented for all purposes under or in connection with this Agreement (including this Section 2.11) and any taxes imposed thereby (other than taxes described in Section 2.12) shall be deemed to be the adoption of or a change in a Requirement of Law regarding capital adequacy. 2.12 Taxes. (a) All payments made by Borrower under this Agreement shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority, excluding net income taxes and franchise taxes (imposed in lieu of net income taxes) (“Excluded Taxes”) imposed on Administrative Agent or any Lender as a result of a present or former connection between Administrative Agent or such Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein (other than any such connection arising solely from Administrative Agent’s or such Lender’s having executed, delivered or performed its obligations or received a payment under, or enforced, this Agreement or any other Loan Document). If any such non-excluded taxes, levies, imposts, duties, charges, fees, deductions or withholdings (“Non-Excluded Taxes”) or any Other Taxes are required to be withheld from any amounts payable to Administrative Agent or any Lender hereunder, the amounts so payable to Administrative Agent or such Lender shall be increased to the extent necessary to yield to Administrative Agent or such Lender (after payment of all Non-Excluded Taxes and Other Taxes) interest or any such other amounts payable hereunder at the rates or in the amounts specified in this Agreement; provided, however, that Borrower shall not be required to increase any such amounts payable to Administrative Agent or such Lender with respect to any Non-Excluded Taxes (i) that are attributable to Administrative Agent’s or such Lender’s failure to deliver the forms required by paragraph (d) of this Section, unless such failure is solely a result of a change in Law occurring after the date hereof or (ii) that are United States withholding taxes (including FATCA) imposed on amounts payable to Administrative Agent or such Lender at the time Administrative Agent or such Lender becomes a party to this Agreement, except to the extent that Administrative Agent’s or such Lender’s assignor (if any) was entitled, at the time of assignment, to receive additional amounts from Borrower with respect to such Non-Excluded Taxes pursuant to this paragraph (a). 38

(b) In addition, Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law. (i) Whenever any Non-Excluded Taxes or Other Taxes are payable by Borrower, as promptly as possible thereafter Borrower shall send to Administrative Agent or such Lender a certified copy of an original official receipt received by Borrower showing payment thereof. If Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to Administrative Agent or such Lender the required receipts or other required documentary evidence, Borrower shall indemnify Administrative Agent or such Lender for any incremental taxes, interest or penalties that may become payable by Administrative Agent or such Lender as a result of any such failure. The agreements in this Section shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. (ii) Unless otherwise excluded under the proviso in Section 2.12(a), Borrower agrees to indemnify Administrative Agent or such Lender for, and hold Administrative Agent or such Lender harmless against, (1) the full amount of Non-Excluded Taxes or Other Taxes (including any Non-Excluded Taxes or Other Taxes imposed or asserted by any jurisdiction on amounts payable under this Section 2.12) paid by Administrative Agent or such Lender and (2) any liability (including additions to tax, penalties, interest and expenses) arising therefrom or with respect thereto, in each case whether or not such Non-Excluded Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnification payment under this Section 2.12(c) shall be made within thirty (30) days after the date Administrative Agent or such Lender makes a written demand therefor. A certificate as to the amount of such payment or liability delivered to Borrower by a Lender (with a copy to Administrative Agent), or by Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. (iii) Each Lender shall severally indemnify Administrative Agent, within thirty (30) days after demand therefor, for (A) any Non-Excluded Taxes or Other Taxes attributable to such Lender (but only to the extent that any Credit Party has not already indemnified Administrative Agent for such Non-Excluded Taxes or Other Taxes and without limiting the obligation of Borrower to do so) and (B) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by Administrative Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes Administrative Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by Administrative Agent to such Lender from any other source against any amount due to Administrative Agent under this paragraph (iii). (iv) If requested by Borrower, Administrative Agent or such Lender shall deliver to Borrower two copies of U.S. Internal Revenue Service Form W-9, certifying that Administrative Agent or such Lender is exempt from U.S. federal backup withholding tax. Such forms shall be delivered on or before the date Administrative Agent or such Lender becomes a party to this Agreement. In addition, if requested by Borrower, Administrative Agent or such 39

Lender shall deliver such forms promptly upon the obsolescence or invalidity of any form previously delivered by Administrative Agent or such Lender. Administrative Agent or such Lender shall promptly notify Borrower at any time it determines that it is no longer in a position to provide any previously delivered certificate to Borrower (or any other form of certification adopted by the U.S. taxing authorities for such purpose). (v) If Administrative Agent or any Lender reasonably determines that it has received a refund of any Non-Excluded Taxes or Other Taxes as to which it has been indemnified pursuant to this Section 2.12 or with respect to which Borrower or a Lender has paid additional amounts pursuant to this Section 2.12, it shall pay over such refund to Borrower or such Lender (but only to the extent of indemnity payments made, or additional amounts paid, by Borrower or such Lender under this Section 2.12 with respect to the Non-Excluded Taxes or Other Taxes giving rise to such refund), net of all out-of-pocket expenses of Administrative Agent or any Lender and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund); provided, that such indemnifying party, upon the request of such indemnified party, agrees to repay the amount paid over to such indemnified party (plus, any penalties, interest or other charges imposed by the relevant Governmental Authority) to such indemnified party in the event such indemnified party is required to repay such refund to such Governmental Authority. This paragraph shall not be construed to require the indemnified party to claim any tax refund or make available its tax returns (or any other information relating to its taxes which it deems confidential) or disclose any information relating to its tax affairs or any computations in respect thereof or require such indemnified party to do anything that would prejudice its ability to benefit from any other refunds, credits, reliefs, remissions or repayments to which it may be entitled. (c) Status of Lenders. (i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to Borrower and Administrative Agent, at the time or times reasonably requested by Borrower or Administrative Agent, such properly completed and executed documentation reasonably requested by Borrower or Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by Borrower or Administrative Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by Borrower or Administrative Agent as will enable Borrower or Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. (ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person: (A) any Lender that is a U.S. Person shall deliver to Borrower and Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of Borrower or Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax; and 40

(B) if a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to Borrower and Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by Borrower or Administrative Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by Borrower or Administrative Agent as may be necessary for Borrower and Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement. Each Lender agrees that if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower and Administrative Agent in writing of its legal inability to do so. 2.13 Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.11, or Borrower is required to pay any Non-Excluded Taxes or Other Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.11 or 2.12, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment. (b) If (i) any Lender requests compensation under Section 2.11, (ii) Borrower is required to pay any Non-Excluded Taxes or Other Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.12 or (iii) any Lender becomes a Defaulting Lender, then Borrower may, at its sole expense and effort, upon notice to such Lender and Administrative Agent, require such Lender (without waiving any rights or claims against such Defaulting Lender with respect to the events pursuant to which it became a Defaulting Lender hereunder) to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 10.1212.12), all its interests, rights (other than its existing rights to payments pursuant to Sections 2.11 or 2.12) and obligations under the Loan Documents to a Lender that is not a Defaulting Lender (if a Lender accepts such assignment); provided that (i) Borrower shall have received the prior written consent of Administrative Agent, which consent shall not unreasonably be withheld, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans and participations in Swingline Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the Lender accepting assignment (to the extent of such outstanding 41 principal and accrued interest and fees) or Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.11 or payments required to be made pursuant to Section 2.12, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling Borrower to require such assignment and delegation cease to apply. 2.14 Reserved. Inability to Determine Rates; Alternative Interest Rate Election Event. (a) If Administrative Agent shall have determined in good faith that for any reason adequate and reasonable means do not exist for ascertaining the LIBO Rate with respect to a proposed Loan or that the LIBO Rate applicable with respect to a proposed Loan does not adequately and fairly reflect the cost to the Lenders of funding or maintaining such Loan, Administrative Agent will forthwith give notice of such determination to the Borrower and each Lender. Thereafter, the obligation of the Lenders to make or maintain LIBO Rate Loans hereunder shall be suspended until Administrative Agent revokes such notice in writing. Upon receipt of such notice, the Borrower may revoke any Request for Advance then submitted by it. If the Borrower does not revoke such Request for Advance, the Lenders shall make, convert or continue the Loans, as proposed by the Borrower, in the amount specified in the applicable notice submitted by the Borrower, but such Loans shall be made, converted or continued at the Interest Rate (determined without regard to any LIBO Rate component of the Base Rate). (b) Notwithstanding the other provisions of this Agreement, if Administrative Agent shall have determined (which determination shall be conclusive absent manifest error), or the Borrower and Required Lenders shall notify the Agent in writing, that either (i) the circumstances set forth in clause (a) have arisen and such circumstances are unlikely to be temporary, (ii) syndicated or comparable loans are currently being executed and/or amended to include or adopt a new benchmark rate or rates (including, without limitation, credit or similar adjustments, in each case, to such rate or rates) or (iii) the circumstances set forth in clause (a) have not arisen but the supervisor for the administrator of the LIBO Rate (or any component thereof) or a Governmental Authority having jurisdiction over the Administrative Agent has made a public statement identifying a specific date after which the LIBO Rate (or any component thereof) shall no longer be published for use in determining interest rates for loans (in the case of either such clause (i), (ii) or (iii), an “Alternative Interest Rate Election Event”), then reasonably promptly thereafter the Administrative Agent and Borrower may endeavor to establish an alternate rate of interest to the LIBO Rate that gives due consideration to the then prevailing market convention for determining a rate of interest for leveraged comparable loans in the United States at such time (which may include such credit adjustments or other adjustments, in each case, to such rate as are present in the market for leveraged comparable loans in the United States at such time), and shall enter into an amendment to this Agreement to reflect such alternate rate of interest and such other related changes to this Agreement as may be applicable (including, without limitation operational, term, conforming and other changes as may be reasonably determined by the Administrative Agent). Notwithstanding anything to the contrary in Section 12.3 or any other provision of this Agreement, such amendment shall become effective without any further action or consent of any other party to this Agreement so long as the Administrative Agent shall not have received, within five (5) Business Days after the date notice of such alternate rate of interest is provided to the Lenders, a written notice from Required Lenders 42 stating that they object to such amendment (which amendment shall not be effective prior to the end of such five (5) Business Day notice period). To the extent an alternate rate of interest is adopted as contemplated hereby, the approved rate shall be applied in a manner consistent with prevailing market convention; provided that, to the extent such prevailing market convention is not administratively feasible for the Administrative Agent, such approved rate shall be applied in a manner as otherwise reasonably determined by the Administrative Agent and the Borrower. From such time as an Alternative Interest Rate Election Event has occurred and continuing until an alternate rate of interest has been determined in accordance with the terms and conditions of this paragraph, if any Notice of Borrowing requests a Loan, such Loan shall be made at the Interest Rate (determined without regard to any LIBO Rate component of the Base Rate); provided that, to the extent such Alternative Interest Rate Election Event is as a result of clause (ii) above, then this sentence shall apply during such period only if the LIBO Rate is not available or published at such time on a current basis. Notwithstanding anything contained herein to the contrary, if such alternate rate of interest as determined in this paragraph is determined to be less than 0% per annum, such rate shall be deemed to be 0% percent per annum for the purposes of this Agreement. 2.15 Defaulting Lenders. (a) Defaulting Lender Adjustments. Notwithstanding anything to the contrary contained in this Agreement, if any Lender becomes a Defaulting Lender, then, until such time as such Lender is no longer a Defaulting Lender, to the extent permitted by applicable law: (i) Waivers and Amendments. Such Defaulting Lender’s right to approve or disapprove any amendment, waiver or consent with respect to this Agreement shall be restricted as set forth in the definition of Required Lenders. (ii) Defaulting Lender Waterfall. Any payment of principal, interest, fees or other amounts received by Administrative Agent for the account of such Defaulting Lender (whether voluntary or mandatory, at maturity, pursuant to Section VIII or otherwise) shall be applied at such time or times as may be determined by Administrative Agent as follows: first, to the payment of any amounts owing by such Defaulting Lender to Administrative Agent hereunder; second, to the payment on a pro rata basis of any amounts owing by such Defaulting Lender to the Swingline Lender hereunder; third, as Borrower may request (so long as no Default or Event of Default exists), to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by Administrative Agent; fourth, if so determined by Administrative Agent and Borrower, to be held in a deposit account and released pro rata in order to satisfy such Defaulting Lender’s potential future funding obligations with respect to Loans under this Agreement; fifth, to the payment of any amounts owing to the Lenders or Swingline Lender as a result of any judgment of a court of competent jurisdiction obtained by any Lender or Swingline Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; sixth, so long as no Default or Event of Default exists, to the payment of any amounts owing to Borrower as a result of any judgment of a court of competent jurisdiction obtained by Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement; and seventh, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that, if (x) such payment is a payment of the principal 43 amount of any Loans in respect of which such Defaulting Lender has not fully funded its appropriate share and (y) such Loans were made at a time when the conditions set forth in Section 4.4 were satisfied or waived, such payment shall be applied solely to pay the Loans of all non-Defaulting Lenders on a pro rata basis prior to being applied to the payment of any Loans of such Defaulting Lender until such time as all Loans and participations in Swingline Loans are held by the Lenders pro rata in accordance with their Applicable Percentage without giving effect to Section 2.15(a)(iv). Any payments, prepayments or other amounts paid or payable to a Defaulting Lender that are applied (or held) to pay amounts owed by a Defaulting Lender shall be deemed paid to and redirected by such Defaulting Lender, and each Lender irrevocably consents hereto. (iii) Certain Fees. (A) No Defaulting Lender shall be entitled to receive any fees on the unfunded portion of such Defaulting Lender’s Maximum Commitment pursuant to Section 2.9(c) for any period during which such Lender is a Defaulting Lender (and Borrower shall not be required to pay any such fees that otherwise would have been required to have been paid to such Defaulting Lender). (B) Borrower shall (x) pay to each non-Defaulting Lender that portion of any such fee otherwise payable to such Defaulting Lender with respect to such Defaulting Lender’s participation in Swingline Loans that has been reallocated to such non-Defaulting Lender pursuant to clause (iv) below, (y) pay to the Swingline Lender the amount of any such fee otherwise payable to such Defaulting Lender to the extent allocable to the Swingline Lender’s Fronting Exposure to such Defaulting Lender and (z) not be required to pay the remaining amount of any such fee. (iv) Reallocation of Participations to Reduce Fronting Exposure. All or any part of such Defaulting Lender’s participation in Swingline Loans shall be reallocated among the non-Defaulting Lenders in accordance with their respective Applicable Percentages (calculated without regard to such Defaulting Lender’s Maximum Commitment) but only to the extent that (x) the conditions set forth in Section 4.4 are satisfied at the time of such reallocation (and, unless Borrower shall have otherwise notified Administrative Agent at such time, Borrower shall be deemed to have represented and warranted that such conditions are satisfied at such time), and (y) such reallocation does not cause the aggregate Maximum Credit Exposure of any non-Defaulting Lender to exceed such non-Defaulting Lender’s Maximum Commitment. No reallocation hereunder shall constitute a waiver or release of any claim of any party hereunder against a Defaulting Lender arising from that Lender having become a Defaulting Lender, including any claim of a non-Defaulting Lender as a result of such non-Defaulting Lender’s increased exposure following such reallocation. (v) Repayment of Swingline Loans. If the reallocation described in clause (iv) above cannot, or can only partially, be effected, Borrower shall, without prejudice to any right or remedy available to it hereunder or under law, prepay Swingline Loans in an amount equal to the Swingline Lender’s Fronting Exposure. 44

(b) Defaulting Lender Cure. If Borrower, Administrative Agent and the Swingline Lender agree in writing that a Lender is no longer a Defaulting Lender, Administrative Agent will so notify the parties hereto, whereupon as of the effective date specified in such notice and subject to any conditions set forth therein, that Lender will, to the extent applicable, purchase at par that portion of outstanding Loans of the other Lenders or take such other actions as Administrative Agent may determine to be necessary to cause the Loans and funded and unfunded participations in Swingline Loans to be held pro rata by the Lenders in accordance with their Applicable Percentage (without giving effect to Section 2.15(a)(iv)), whereupon such Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of Borrower while that Lender was a Defaulting Lender; and provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender having been a Defaulting Lender. (c) New Swingline Loans. So long as any Lender is a Defaulting Lender, the Swingline Lender shall not be required to fund any Swingline Loans unless it is satisfied that it will have no Fronting Exposure after giving effect to such Swingline Loan. SECTION III. COLLATERAL 3.1 Collateral. As security for the payment of the Secured Obligations, and satisfaction by Borrower of all covenants and undertakings contained in this Agreement and the other Loan Documents:(a) , Borrower hereby assigns and grants to Administrative Agent for the benefit of the Secured Parties a continuing Lien on and first priority security interest in, upon and to all assets of Borrower (other than Borrower’s SBA Lender’s License), including any Real Property and including, without limitation, to the following Property, all whether now owned or hereafter acquired, created or arising and wherever located: (i) Accounts - All Accounts; (ii) Chattel Paper - All Chattel Paper; (iii) Documents - All Documents; (iv) Instruments - All Instruments; (v) Inventory - All Inventory; (vi) General Intangibles - All General Intangibles; (vii) Equipment - All Equipment, (viii) Fixtures - All Fixtures; (ix) Deposit Accounts - All Deposit Accounts, including, without limitation, the Blocked Account and all operating accounts of Borrower maintained at or with 45

Administrative Agent, but excluding the Trust Account and the Collection Account, in each case to the extent prohibited by the Multi-Party Agreement andor SBA Rules and Regulations; (x) Goods - All Goods; (xi) Letter of Credit Rights - All Letter of Credit Rights; (xii) Supporting Obligations - All Supporting Obligations; (xiii) Investment Property - All Investment Property; (xiv) Commercial Tort Claims - All Commercial Tort Claims identified and described on Schedule 3.1(a)(xiv) (as amended or supplemented from time to time); (xv) Property in Lenders’Possession - All Property of Borrower, now or hereafter in any Lender’s possession; and (xvi) Proceeds - The Proceeds (including, without limitation, insurance proceeds), whether cash or non-cash, of all of the foregoing property described in clauses (i) through (xv). 3.2 Lien Documents. At the Closing and thereafter as Administrative Agent deems necessary, Borrower shall execute and/or deliver to Administrative Agent, or have executed and delivered (all in form and substance satisfactory to Administrative Agent and its counsel): (a) Financing statements pursuant to the UCC, which Administrative Agent may file in the jurisdiction where Borrower is organized and in any other jurisdiction that Administrative Agent deems appropriate; and (b) Any other agreements, documents, instruments and writings, including, without limitation, intellectual property security agreements, required by Administrative Agent to evidence, perfect or protect the Liens and security interests in the Collateral or as Administrative Agent may reasonably request from time to time. 3.3 Other Actions. (a) In addition to the foregoing, Borrower shall do anything further that may be reasonably required by Administrative Agent to secure Administrative Agent and the Lenders and effectuate the intentions and objects of this Agreement, including, without limitation, the execution and delivery of security agreements, contracts and any other documents required hereunder. At Administrative Agent’s reasonable request, Borrower shall also immediately deliver (with execution by Borrower of all necessary documents or forms to reflect, implement or enforce the Liens described herein), or cause to be delivered to Administrative Agent all items for which Administrative Agent (itself or through the Custodian) must receive possession to obtain a perfected security interest, including without limitation, all notes (other than SBA 7(a) Notes that are delivered to the FTA pursuant to the Multi-Party Agreement), stock powers, letters of credit, certificates and documents of title, Chattel Paper, Warehouse Receipts, Instruments, and any other similar instruments constituting Collateral. 46

(b) Administrative Agent is hereby authorized to file financing statements and amendments to financing statements without Borrower’s signature, in accordance with the UCC. Borrower hereby authorizes Administrative Agent to file all such financing statements and amendments to financing statements describing the Collateral in any filing office as Administrative Agent, in its sole discretion may determine, including financing statements listing “All Assets,” “All property and assets” and/or words of similar import in the collateral description therein. Borrower agrees to comply with the requests of Administrative Agent in order for Administrative Agent for the benefit of the Secured Parties to have and maintain a valid and perfected first security interest in the Collateral including, without limitation, executing and causing any other Person to execute such documents as Administrative Agent may require to obtain Control over all Deposit Accounts, Letter of Credit Rights and Investment Property. 3.4 Searches, Certificates. (a) Administrative Agent shall, prior to or at the Closing, and thereafter as Administrative Agent may reasonably determine from time to time, at Borrower’s expense, obtain the following searches (the results of which are to be consistent with the warranties made by Borrower in this Agreement): (i) UCC searches with the Secretary of State and local filing office of each state where Borrower (and each Guarantor) is organized, maintains its executive office, a place of business, or assets; and (ii) judgment, state and federal tax lien and corporate tax lien searches, in all applicable filing offices of each state searched under subparagraph (i) above. (b) Borrower shall, prior to or at the Closing and at its sole expense, obtain and deliver to Administrative Agent good standing certificates showing Borrower and each corporate Guarantor to be in good standing in its state of organization and in each other state in which it is doing and presently intends to do business for which qualification is required. (c) Landlord’s and Warehouseman’s Waivers. Borrower will cause each owner of any premises occupied by Borrower or to be occupied by Borrower and each warehouseman of any warehouse, where, in either event Collateral is held, to execute and deliver to Administrative Agent an instrument, in form and substance satisfactory to Administrative Agent, under which such owner(s) or warehouseman subordinates its/his/their interests in and waives its/his/their right to distrain on or foreclose against the Collateral and agrees to allow Administrative Agent to remain on such premises to dispose of or deal with any Collateral located thereon. 3.5 Filing Security Agreement. A carbon, photographic or other reproduction or other copy of this Agreement or of a financing statement is sufficient as and may be filed in lieu of a financing statement. 3.6 Power of Attorney. Each of the officers of Administrative Agent is hereby irrevocably made, constituted and appointed the true and lawful attorney for Borrower (without requiring any of them to act as such) with full power of substitution to do the following: (a) 47 endorse the name of Borrower upon any and all checks, drafts, money orders and other instruments for the payment of monies that are payable to Borrower and constitute collections on Borrower’s Accounts or proceeds of other Collateral; (b) execute and/or file in the name of Borrower any financing statements, schedules, assignments, instruments, documents and statements that Borrower is obligated to give Administrative Agent hereunder or is necessary to perfect (or continue or evidence the perfection of such security interest or Lien) Administrative Agent’s (for the benefit of the Secured Parties) security interest or Lien in the Collateral; and (c) during the continuance of an Event of Default, do such other and further acts and deeds in the name of Borrower that Administrative Agent may reasonably deem necessary or desirable to enforce any Account or other Collateral. SECTION IV. THE CLOSING; CONDITIONS PRECEDENT TO EACH ADVANCE 4.1 Conditions to the Closing. The Closing of this Agreement is subject to the following conditions precedent (all instruments, documents and agreements to be in form and substance satisfactory to Administrative Agent and Administrative Agent’s counsel): (a) Loan Documents, Resolutions, Opinions, and Other Documents. Borrower shall have delivered, or caused to be delivered, to Administrative Agent the following, in each case in form and substance satisfactory to Administrative Agent and its counsel: (i) this Agreement, the Notes (other than the Note representing the Term Loan) and each of the other Loan Documents all properly executed; (ii) if requested by Administrative Agent, financing statements and each of the other documents to be executed and/or delivered by Borrower, the Guarantors, or any other Person pursuant to this Agreement; (iii) certified copies of (1) resolutions of Borrower and each Guarantor’s board of directors or managing members (as applicable) authorizing the execution, delivery and performance of this Agreement, the Notes to be issued hereunder and each of the other Loan Documents required to be delivered by such applicable party and (2) Borrower’s and each Guarantor’s articles or certificate of incorporation and by-Laws or certificate of formation and shareholders’agreement or operating agreement, as applicable; (iv) an incumbency certificate for Borrower and each Guarantor identifying all Authorized Officers, with specimen signatures; (v) a written opinion or opinions of Borrower’s independent counsel addressed to Administrative Agent and the Lenders and opinions of such other counsel as Administrative Agent deems reasonably necessary; (vi) satisfactory audited consolidated financial statements of Borrower for the two most recent fiscal years ended prior to the Closing Date as to which such financial statements are available, (ii) satisfactory unaudited interim consolidated financial statements of Borrower for each fiscal quarter ended subsequent to the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available and (iii) satisfactory financial statement projections through and including 48

Borrower’s 2021 fiscal year, together with such information as Administrative Agent and the Lenders shall reasonably request (including, without limitation, a detailed description of the assumptions used in preparing such projections); (vii) such other financial statements, reports, certifications and other operational information as the Lenders may reasonably require, satisfactory in all respects to the Lenders; (viii) certification by the president of Borrower that there has not occurred any Borrower Material Adverse Effect since June 18, 2015; (ix) payment by Borrower of all fees including, without limitation, the Facility Fee, any fees payable under the Administrative Agent fee letter, and all of Administrative Agent’s and each Lender’s fees and expenses associated with this Agreement; (x) searches and certificates required under Section 3.4; (xi) the Multi-Party Agreement together with any required consent of the SBA; (xii) the documents set forth on Administrative Agent’s closing checklist previously furnished to Borrower; (xiii) such other documents reasonably required by Administrative Agent. (b) Absence of Certain Events. On the Closing Date, no Default or Event of Default hereunder, or under any other agreement between Borrower, any Guarantor or any Affiliate of any of them and any Lender or Administrative Agent, shall have occurred and be continuing. (c) Warranties and Representations at Closing. The warranties and representations contained in Section 5 of this Agreement as well as any other Section of this Agreement shall be true and correct in all respects on the Closing Date with the same effect as though made on and as of that date. Borrower shall not have taken any action or permitted any condition to exist which would have been prohibited by any Section hereof. (d) Compliance with this Agreement. Borrower shall have performed and complied with all agreements, covenants and conditions contained herein including, without limitation, the provisions of Sections 6 and 7 hereof, which are required to be performed or complied with by Borrower before or at the Closing Date. (e) Officers’ Certificate. Administrative Agent shall have received a certificate dated the Closing Date and signed by the chief financial officer of Borrower and Parent certifying that all of the conditions specified in this Section have been fulfilled. 4.2 The Closing. Subject to the conditions of this Section, Advances shall be available on such date (the “Closing Date”) and at such time as may be mutually agreeable to the 49 parties contemporaneously with the execution hereof (the “Closing”) at Administrative Agent’s office at 299 Park Avenue, New York, NY 10171. 4.3 Waiver of Rights. By consummating the Closing hereunder, or by making Advances hereunder, no Lender thereby waives a breach of any warranty or representation made by Borrower hereunder or under any agreement, document, or instrument delivered to the Lenders or Administrative Agent or otherwise referred to herein, and any claims and rights of the Lenders or Administrative Agent resulting from any breach or misrepresentation by Borrower are specifically reserved by the Lenders and Administrative Agent. 4.4 Conditions to the Making of Each Advance. The making of each Advance hereunder is subject to the fulfillment of the following conditions precedent in a manner satisfactory in form and substance to Administrative Agent and its counsel: (a) Compliance. Borrower shall have complied and shall then be in compliance with all terms, covenants, conditions and provisions of this Agreement and the other Loan Documents that are binding upon it. (b) Borrowing Base. Borrower shall have furnished all Borrowing Base Certificates required by Section 6.8(a) and as evidence thereof, Borrower shall have furnished to Administrative Agent such reports, schedules, certificates, records and other papers as may be requested by Administrative Agent, and Borrower shall be in compliance with the provisions of this Agreement both immediately before and immediately after the making of the Advance requested. The aggregate outstanding balance of the Loan immediately after giving effect to such Advance shall not exceed the Borrowing Base. (c) Asset Coverage Ratio Test. The Asset Coverage Ratio Rest as to Parent shall be satisfied, which Borrower shall certify as of the last such date that such Asset Coverage Ratio was calculated. (d) (c) Default. No Event of Default or Default shall exist hereunder. (e) (d) Representations and Warranties. The representations and warranties of Borrower contained among the provisions of this Agreement shall be true and with the same effect as though such representations and warranties had been made at the time of the making of, and of the request for, such Advance. (f) (e) Adverse Change. No Material Adverse Effect shall have occurred that would, in the good faith judgment of Administrative Agent, have a material adverse effect on Borrower or materially impair the ability of Borrower to pay or perform any of the Secured Obligations. (g) (f) Legal Matters. All legal documents incident to such Advance shall be reasonably satisfactory to counsel for Administrative Agent. (h) (g) Eligibility Requirements. Each Financed Guaranteed Loan and each Financed Non-Guaranteed Loan shall be an Eligible SBA 7(a) Loan. 50

SECTION V. REPRESENTATIONS AND WARRANTIES To induce the Lenders and Administrative Agent to complete the Closing and make the Loanany Advance to Borrower, Borrower warrants and represents to the Lenders and Administrative Agent that: 5.1 Corporate Organization and Validity. (a) Borrower: (i) is a limited liability company, duly organized and validly existing under the Laws of the state of New York; (ii) has the appropriate power and authority to operate its business and to own its Property; and (iii) is duly qualified, is validly existing and in good standing and has lawful power and authority to engage in the business it conducts in each state where the nature and extent of its business requires qualification, except where the failure to so qualify does not nor could not reasonably be predicted to have a Material Adverse Effect. A list of all states and other jurisdictions where Borrower is qualified to do business is shown on Schedule 5.1 attached hereto and made part hereof. (b) The making and performance of this Agreement and the other Loan Documents will not violate any Law, government rule or regulation, court or administrative order or other such order, or the articles or organization or other governing documents of Borrower, or of Borrower’s shareholder’s agreement, operating agreement or partnership agreement, as applicable, or violate or result in a default (immediately or with the passage of time) under any contract, agreement or instrument to which Borrower is a party, or by which Borrower is bound. Borrower is not in violation of any term of any agreement or instrument to which it is a party or by which it may be bound which violation has caused or is reasonably likely to cause a Material Adverse Effect, or of its articles or organization or other governing documents, or of Borrower’s operating agreement or partnership agreement, as applicable. (c) Borrower has all requisite power and authority to enter into and perform this Agreement and to incur the obligations herein provided for, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement, and the other Loan Documents as applicable. (d) This Agreement, the Notes to be issued hereunder and all of the other Loan Documents, when delivered, will be valid and binding upon Borrower, and enforceable in accordance with their respective terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium and similar Laws affecting the enforcement of creditors’rights generally and by general equitable principles. 5.2 Places of Business. The only places of business of Borrower, and the places where Borrower keeps and intends to keep its Property, are at the addresses shown on Schedule 5.2 attached hereto. 5.3 Pending Litigation. There are no judgments or judicial or administrative orders or proceedings pending, or to the knowledge of Borrower, threatened, against Borrower in any court or before any Governmental Authority relating to a claim in excess of $100,000 (except for any proceeding relating to any license or seeking injunctive relief as to which no dollar threshold 51 shall apply) except as shown on Schedule 5.3 attached hereto, other than counterclaims arising solely out of routine collection matters brought by Borrower against any Person. To the knowledge of Borrower, there are no investigations (civil or criminal) pending or threatened against Borrower in any court or before any Governmental Authority. Borrower is not in default with respect to any order of any Governmental Authority. To the knowledge of Borrower, no shareholder or executive officer of Borrower has been indicted in connection with or convicted of engaging in any criminal conduct, or is currently subject to any lawsuit or proceeding or under investigation in connection with any anti-racketeering or other conduct or activity which may result in the forfeiture of any property to any Governmental Authority. 5.4 Title to Properties. Borrower has good and marketable title in fee simple (or its equivalent under applicable Law) to all the Property it purports to own, free from Liens and free from the claims of any other Person, except for Permitted Liens. 5.5 Governmental Consent. Neither the nature of Borrower or of its business or Property, nor any relationship between Borrower and any other Person, nor any circumstance affecting Borrower in connection with the issuance or delivery of this Agreement, the Notes or any other Loan Documents is such as to require a consent, approval or authorization of, or filing, registration or qualification with, any Governmental Authority on the part of Borrower (other than with respect to the SBA). 5.6 Taxes. All tax returns required to be filed by Borrower in any jurisdiction have been filed, and all taxes, assessments, fees and other governmental charges upon Borrower, or upon any of its Property, income or franchises, which are shown to be due and payable on such returns have been paid, except for those taxes being contested in good faith with due diligence by appropriate proceedings for which appropriate reserves have been maintained under GAAP and as to which no Lien has been entered. Borrower is not aware of any proposed additional tax assessment or tax to be assessed against or applicable to Borrower. 5.7 Financial Statements. The audited consolidated financial statements of Parent as at and for the year ended December 31, 20152019 (complete copies of which have been delivered to the Lenders and Administrative Agent), and the interim consolidated financial statements of Parent as at and for the three-month and nine-month periods ended September 30, 2016 have been prepared in accordance with GAAP and present fairly the financial position of Parent as of such dates and the results of its operations for such periods. The Fiscal Year for Parent and Borrower currently ends on December 31. Borrower’s federal tax identification number and state organizational identification number for UCC purposes are as shown on Schedule 5.7 attached hereto. All projections provided to the Lenders and Administrative Agent represent Borrower’s best estimate of Borrower’s (and Parent’s or any consolidated entity’s) consolidated future financial performance as of the date thereof and the assumptions contained therein are believed by Borrower to be fair and reasonable in light of current business conditions. 5.8 Full Disclosure. The financial statements referred to in Section 5.7 of this Agreement do not, nor does any other written statement of Borrower to the Lenders and Administrative Agent in connection with the negotiation of the Loan, contain any untrue statement of a material fact. Such statements do not omit a material fact, the omission of which would make the statements contained therein misleading. There is no fact known to Borrower 52 which has not been disclosed in writing to the Lender and Administrative Agent which has or is reasonably likely to have a Material Adverse Effect. 5.9 Subsidiaries. Borrower does not have any Subsidiaries or Affiliates, except as shown on Schedule 5.9 attached hereto. 5.10 Investments, Guarantees, Contracts, etc. (a) Borrower does not own or hold equity, long term debt or other Investments in any other Person, except as shown on Schedule 5.10(a) attached hereto. (b) Borrower has not entered into any leases for real or personal Property (whether as landlord or tenant or lessor or lessee), except as shown on Schedule 5.10(b) attached hereto. (c) Borrower is not a party to any contract or agreement, or subject to any charter or other corporate restriction, which has or is reasonably likely to have a Material Adverse Effect. (d) Borrower, except as otherwise specifically provided in this Agreement, has not agreed or consented to cause or permit any of its Property whether now owned or hereafter acquired to be subject in the future (upon the happening of a contingency or otherwise), to a Lien not permitted by this Agreement. 5.11 Government Regulations, etc. (a) The use of the proceeds of and Borrower’s issuance of the Notes will not directly or indirectly violate or result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations U, T and X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. Borrower does not own or intend to carry or purchase any “margin stock” within the meaning of said Regulation U. (b) Borrower has obtained all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its Property and for the conduct of its business. (c) As of the date hereof, no employee benefit plan (“Pension Plan”), as defined in Section 3(2) of ERISA, maintained by Borrower or under which Borrower could have any liability under ERISA: (i) has failed to meet the minimum funding standards established in Section 302 of ERISA; (ii) has failed to comply in a material respect with all applicable requirements of ERISA and of the Internal Revenue Code, including all applicable rulings and regulations thereunder; (iii) has engaged in or been involved in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Internal Revenue Code which would subject Borrower to any material liability; or (iv) has been terminated if such termination would subject Borrower to any material liability. Borrower has not assumed, or received notice of a claim asserted against Borrower for, withdrawal liability (as defined in Section 4207 of ERISA) with respect to any multi employer pension plan and is not a member of any Controlled Group (as 53 defined in ERISA). Borrower has timely made all contributions when due with respect to any multi employer pension plan in which it participates and no event has occurred triggering a claim against Borrower for withdrawal liability with respect to any multi employer pension plan in which Borrower participates. All Employee Benefit Plans and multi employer pension plans in which Borrower participates are shown on Schedule 5.11(c) attached hereto. (d) Borrower is not in violation of or receipt of written notice that it is in violation of any applicable statute, regulation or ordinance of the United States of America, or of any state, city, town, municipality, county or of any other jurisdiction, or of any agency, or department thereof, (including, without limitation, Environmental Laws or government procurement regulations), a violation of which causes or is reasonably likely to cause a Material Adverse Effect. (e) Borrower (and each Guarantor) is current with all reports and documents required to be filed with any state or federal securities commission or similar agency and is in full compliance in all material respects with all applicable rules and regulations of such commissions. 5.12 Business Interruptions. Within five (5) years prior to the date hereof, none of the business, Property or operations of Borrower has been materially and adversely affected in any way by any casualty, strike, lockout, combination of workers, order of the United States of America, or any state or local government, or any political subdivision or agency thereof, directed against Borrower. There are no pending or, to Borrower’s knowledge, threatened labor disputes, strikes, lockouts or similar occurrences or grievances affecting Borrower. No labor contract of Borrower is scheduled to expire prior to May 167, 20192025. 5.13 Names and Intellectual Property. (a) Within five (5) years prior to the Closing Date, Borrower has not conducted business under or used any other name (whether corporate or assumed) except for the names shown on Schedule 5.13(a) attached hereto. Except to the extent that Borrower may conduct business under a name utilizing the word “Newtek” the ownership of which is with Parent, Borrower is the sole owner of all names listed on such Schedule 5.13(a) and any and all business done and all invoices issued in such trade names are Borrower’s sales, business and invoices. Each trade name of Borrower, including business conducted under a name utilizing the word “Newtek”, represents a division or trading style of Borrower and not a separate Subsidiary or Affiliate or independent entity. (b) All trademarks, service marks, patents or copyrights which Borrower uses, plans to use or has a right to use are shown on Schedule 5.13(b) attached hereto and Borrower has the legal authority to use such intellectual property in the conduct of its business. Borrower is not in violation of any rights of any other Person with respect to such Property. (c) Except as shown on Schedule 5.13(c) attached hereto: (i) Borrower does not require any copyrights, patents, trademarks or other intellectual property, or any license(s) to use any patents, trademarks or other intellectual property (other than software licenses generally available) in order to provide services to its customers in the ordinary course of business; and (ii) 54 the Lenders and Administrative Agent will not require any copyrights, patents, trademarks or other intellectual property or any licenses to use the same in order to provide such services after the occurrence of an Event of Default. 5.14 Other Associations. Borrower has not engaged in, nor has it any interest in, any joint venture or partnership with any other Person except as shown on Schedule 5.14 attached hereto. 5.15 Environmental Matters. Except as shown on Schedule 5.15 attached hereto: (a) To Borrower’s knowledge after due inquiry, no Property presently owned, leased or operated by Borrower contains, or has previously contained, any Hazardous Substances in amounts or concentrations which (i) constitute or constituted a violation of, or (ii) could give rise to liability under, any Environmental Law. (b) To Borrower’s knowledge after due inquiry, Borrower is in compliance, and, for the duration of all applicable statutes of limitations periods, has been in compliance with all applicable Environmental Laws, and there is no contamination at, under or about any properties presently owned, leased, or operated by Borrower or violation of any Environmental Law with respect to such properties which could reasonably be expected to interfere with any of their continued operations or reasonably be expected to impair the fair saleable value thereof. (c) Borrower has not received any notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws and Borrower has no knowledge that any such notice will be received or is being threatened. (d) Hazardous Substances have not been transported or disposed of in a manner or to a location which are reasonably likely to give rise to liability of Borrower under any Environmental Law. (e) No judicial proceeding or governmental or administrative action is pending, or to the knowledge of Borrower, threatened under any Environmental Law to which Borrower is, or to Borrower’s knowledge will be, named as a party, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding, the implementation of which is reasonably likely to have a Material Adverse Effect on Borrower’s business, financial condition, Property or prospects under any Environmental Law. 5.16 Regulation O. No director, executive officer or principal shareholder of Borrower or any Guarantor is a director, executive officer or principal shareholder of any Lender or Administrative Agent. For the purposes hereof the terms “director” “executive officer” and “principal shareholder” (when used with reference to any Lender or Administrative Agent), have the respective meanings assigned thereto in Regulation O issued by the Board of Governors of the Federal Reserve System. 5.17 Capital Stock. The authorized and outstanding Capital Stock of Borrower is as shown on Schedule 5.17 attached hereto. All of the Capital Stock of Borrower has been duly and 55 validly authorized and issued and is fully paid and non-assessable and has been sold and delivered to the holder thereof in compliance with, or under valid exemption from, all Federal and state Laws and the rules and regulations of all Governmental Authorities governing the sale and delivery of securities. Except for the rights and obligations shown on Schedule 5.17, there are no subscriptions, warrants, options, calls, commitments, rights or agreements by which Borrower or any of the shareholders of Borrower is bound relating to the issuance, transfer, voting or redemption of shares of its Capital Stock or any pre-emptive rights held by any Person with respect to the shares of Capital Stock of Borrower. Except as shown on Schedule 5.17, Borrower has not issued any securities convertible into or exchangeable for shares of its Capital Stock or any options, warrants or other rights to acquire such shares or securities convertible into or exchangeable for such shares. 5.18 Solvency. After giving effect to the transactions contemplated under this Agreement, Borrower is solvent, is able to pay its debts as they become due, and has capital sufficient to carry on its business and all businesses in which it is about to engage, and now owns Property having a value both at fair valuation and at present fair salable value greater than the amount required to pay Borrower’s debts. Borrower will not be rendered insolvent by the execution and delivery of this Agreement or any of the other Loan Documents executed in connection with this Agreement or by the transactions contemplated hereunder or thereunder. 5.19 Perfection and Priority. This Agreement and the other Loan Documents are effective to create in favor of Administrative Agent for the benefit of the Secured Parties legal, valid, enforceable and perfected first priority Liens in all right, title and interest of Borrower in the Collateral, superior in right to any and all other Liens, existing or future. 5.20 Commercial Tort Claims. As of the Closing Date, Borrower is not a party to any Commercial Tort Claims, except as shown on Schedule 3.1(a)(xiv) attached hereto. 5.21 Letter of Credit Rights. As of the Closing Date, Borrower has no rights under an outstanding letter of credit, except as shown on Schedule 5.21 attached hereto. 5.22 Deposit Accounts. All deposit accounts of Borrower are shown on Schedule 5.22 attached hereto. 5.23 Preferred Lender Status. As of the Closing Date, Borrower has been approved as and continues to be a preferred lender under the SBA’s Preferred Lender Program in accordance with the SBA Rules and Regulations. Borrower has not been advised, and has no reason to believe, that it will not continue to be such a preferred lender after the Closing Date. 5.24 OFAC. Borrower and each Subsidiary of the Borrower is and will remain in compliance in all material respects with all U.S. economic sanctions laws, Executive Orders and implementing regulations as promulgated by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”), and all applicable anti-money laundering and counter-terrorism financing provisions of the Bank Secrecy Act and all regulations issued pursuant to it. Neither Borrower nor any Subsidiary or Affiliate of Borrower (i) is a Person designated by the U.S. government on the list of the Specially Designated Nationals and Blocked Persons (the “SDN List”) with which a U.S. Person cannot deal with or otherwise engage in business transactions, 56

(ii) is a Person who is otherwise the target of U.S. economic sanctions laws such that a U.S. Person cannot deal or otherwise engage in business transactions with such Person or (iii) is controlled by (including without limitation by virtue of such person being a director or owning voting shares or interests), or acts, directly or indirectly, for or on behalf of, any person or entity on the SDN List or a foreign government that is the target of U.S. economic sanctions prohibitions such that the entry into, or performance under, this Agreement or any other Loan Document would be prohibited under U.S. law. 5.25 Investment Company Act. Neither the Borrower nor the pool of Collateral is required to register as an “investment company” under the Investment Company Act and the Borrower is not a “covered fund” for purposes of the Volcker Rule and the transactions contemplated hereby do not create an “ownership interest” in the Borrower in favor of the Administrative Agent or the Lenders for purposes of the Volcker Rule. For purposes of this Section 5.25 “covered fund” and “ownership interest” have the meanings set forth in the Volcker Rule. 5.26 5.25 Patriot Act; Anti-Bribery Laws. Borrower, each of its Subsidiaries and each of their Affiliates are in compliance with (a) the Trading with the Enemy Act, and each of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B Chapter V, as amended) and any other enabling legislation or executive order relating thereto, (b) USA PATRIOT Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Patriot Act”), and (c) other federal or state laws relating to “know your customer” and anti-money laundering rules and regulations. No part of the proceeds of any Loan will be used directly or indirectly for any payments to any government official or employee, political party, official of a political party, candidate for political office, or anyone else acting in an official capacity, in order to obtain, retain or direct business or obtain any improper advantage, in violation of the United States Foreign Corrupt Practices Act of 1977. the U.K. Bribery Act 2010, and other similar anti-corruption legislation in other jurisdictions, and Borrower and each Guarantor has instituted and maintained policies and procedures designed to promote and achieve compliance with such laws. 5.27 Beneficial Ownership Certification. The information included in the Beneficial Ownership Certification, if applicable, is true and correct in all respects. 5.28 EEA Financial Institution. Neither Borrower nor any Guarantor is an EEA Financial Institution. 5.29 Flood Insurance Laws. With respect to each SBA 7(a) Loan, if any property securing such SBA 7(a) Loan is in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), a flood insurance policy in a form meeting the requirements of the current guidelines of the Federal Insurance Administration with a generally acceptable carrier, to the extent required by Law, or to the extent not so required, to the extent such flood insurance is available at commercially reasonable rates, is in effect with respect to such SBA 7(a) Loan which provides for a recovery by the Borrower and the Administrative Agent of insurance proceeds relating to such SBA 7(a) Loan. All such flood insurance policies 57 are the valid and binding obligation of the insurer and contain a standard mortgagee clause naming the Borrower, its successors and assigns, as mortgagee. All premiums thereon have been paid. Such flood insurance policy requires prior notice to the insured of termination or cancellation, and no such notice has been received. SECTION VI. BORROWER’S AFFIRMATIVE COVENANTS Borrower covenants that until all of the Secured Obligations are paid and satisfied in full, that: 6.1 Payment of Taxes and Claims. Borrower shall pay, before they become delinquent, all taxes, assessments and governmental charges, or levies imposed upon it, or upon Borrower’s Property, and all claims or demands of materialmen, mechanics, carriers, warehousemen, landlords and other Persons, entitled to the benefit of statutory or common Law Liens which, in any case, if unpaid, would result in the imposition of a Lien upon its Property; provided, however, that Borrower shall not be required to pay any such tax, assessment, charge, levy, claim or demand if the amount, applicability or validity thereof, shall at the time, be contested in good faith and by appropriate proceedings by Borrower, and if Borrower shall have set aside on its books adequate reserves in respect thereof, if so required in accordance with GAAP; which deferment of payment is permissible so long as no Lien other than a Permitted Lien has been entered and Borrower’s title to, and its right to use, its Property are not materially adversely affected thereby. 6.2 Maintenance of Properties and Corporate Existence. (a) Property. Borrower shall maintain its Property in good condition (normal wear and tear excepted) make all necessary renewals, replacements, additions, betterments and improvements thereto and will pay and discharge when due the cost of repairs and maintenance to its Property, and will pay all rentals when due for all real estate leased by Borrower. (b) Property Insurance, Public and Products Liability Insurance. Borrower shall maintain insurance (i) on all insurable tangible Property against fire, flood, casualty and such other hazards (including, without limitation, extended coverage, workmen’s compensation, boiler and machinery, with inflation coverage by endorsement) and (ii) against public liability, product liability and business interruption, in each case in such amounts, with such deductibles and with such insurers as are customarily used by companies operating in the same industry and geographic area as Borrower. At or prior to Closing, Borrower shall furnish Administrative Agent with duplicate original policies of insurance or such other evidence of insurance as Administrative Agent may require, and any certificates of insurance shall be issued on Accord Form-27. In the event Borrower fails to procure or cause to be procured any such insurance or to timely pay or cause to be paid the premium(s) on any such insurance, Administrative Agent may do so for Borrower, but Borrower shall continue to be liable for the same. The policies of all such casualty insurance shall contain standard Lender’s Loss Payable Clauses (and, with respect to liability and interruption insurance, additional insured clauses) issued in favor of Administrative Agent under which all losses thereunder shall be paid to Administrative Agent for the benefit of the Secured Parties as Administrative Agent’s interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without thirty 58

(30) days prior written notice to Administrative Agent and shall insure Administrative Agent notwithstanding the act or neglect of Borrower. With respect to any single claim which exceeds $500,000 or any series of claims in any twelve month period which in the aggregate exceeds $1,500,000, Borrower hereby appoints Administrative Agent as Borrower’s attorney-in-fact, exercisable at Administrative Agent’s option to endorse any check which may be payable to Borrower in order to collect the proceeds of such insurance and any amount or amounts collected by Administrative Agent pursuant to the provisions of this Section may be applied by Administrative Agent, in its sole discretion, to any Secured Obligations or to repair, reconstruct or replace the loss of or damage to Collateral as Administrative Agent in its discretion may from time to time determine. Borrower further covenants that all insurance premiums owing under its current policies have been paid. Borrower shall notify Administrative Agent, immediately, upon Borrower’s receipt of a notice of termination, cancellation, or non-renewal from its insurance company of any such policy. In addition Borrower shall, consistent with the requirements of the SBA, cause each SBA 7(a) Loan Obligor to maintain Borrower as a named as additional insured or loss payee, as appropriate, in all such policies. If at any time, the improvements on any REO Property are located in an area identified by the Federal Emergency Management Agency (or any successor agency) as a special flood hazard area with respect to which flood insurance has been made available under the National Flood Insurance Act of 1968 (as now or hereafter in effect or successor act thereto), then the Borrower shall, or shall cause the applicable Credit Party to, (i) maintain, with a financially sound and reputable insurer, flood insurance in an amount and otherwise sufficient to comply with all applicable rules and regulations promulgated pursuant to the Flood Insurance Laws and (ii) deliver to the Administrative Agent and the Lenders evidence of such insurance in form and substance reasonably acceptable to the Administrative Agent and the Required Lenders, including, without limitation, evidence of annual renewals of such insurance. (c) Financial Records. Borrower shall keep current and accurate books of records and accounts in which full and correct entries will be made of all of its business transactions, and will reflect in its financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP. Borrower shall not change its Fiscal Year end date without the prior written consent of Administrative Agent. (d) Corporate Existence and Rights. Borrower shall do (or cause to be done) all things necessary to preserve and keep in full force and effect its existence, good standing, rights and franchises. (e) Compliance with Laws. Borrower shall be in compliance with any and all Laws, ordinances, governmental rules and regulations, and court or administrative orders or decrees to which it is subject, whether federal, state or local, (including, without limitation, Environmental Laws and government procurement regulations) and shall obtain any and all licenses, permits, franchises or other governmental authorizations necessary to the ownership of its Property or to the conduct of its businesses, which violation or failure to obtain causes or could cause a Material Adverse Effect. Borrower shall timely satisfy all assessments, fines, costs and penalties imposed (after exhaustion of all appeals, provided a stay has been put in effect during such appeal) by any Governmental Authority against Borrower or any Property of Borrower. Without limiting the foregoing, Borrower shall cause the Required Procedures, the SBA 7(a) Note Receivable Documents and all actions and transactions by Borrower in 59 connection therewith (a) to comply with SBA Rules and Regulations, and (b) to comply with all other requirements of all applicable Laws except where the failure to comply with such other requirements of any applicable Law reasonably could not be expected to result in a Material Adverse Effect. (f) Business Conducted. Borrower shall continue in the business presently operated by it using its best efforts to maintain its customers and goodwill. Borrower shall not engage, directly or indirectly, in any material respect in any line of business materially different from the businesses conducted by Borrower immediately prior to the Closing Date. 6.3 Litigation. Borrower shall give prompt notice to Administrative Agent and each Lender of any litigation claiming in excess of One Hundred Thousand Dollars ($100,000.00) from Borrower, or which is reasonably likely to have a Material Adverse Effect. 6.4 Issue Taxes. Borrower shall pay all taxes (other than taxes based upon or measured by any Lender’s or Administrative Agent’s income or revenues or any personal property tax), if any, in connection with the issuance of the Notes and the recording of any lien documents. The obligations of Borrower hereunder shall survive the payment of Borrower’s Secured Obligations hereunder and the termination of this Agreement. 6.5 Bank Accounts. Borrower and each Guarantor shall maintain its primary depository and disbursement account(s) with Administrative Agent. 6.6 Employee Benefit Plans. Borrower shall (a) fund all of its Pension Plan(s) in a manner that will satisfy the minimum funding standards of Section 302 of ERISA, (b) furnish Administrative Agent and each Lender, promptly upon Administrative Agent’s or any Lender’s request, with copies of all reports or other statements filed with the United States Department of Labor, the PBGC or the IRS with respect to all Pension Plan(s), or which Borrower, or any member of a Controlled Group, may receive from the United States Department of Labor, the IRS or the PBGC, with respect to all such Pension Plan(s), and (c) promptly advise Administrative Agent and each Lender of the occurrence of any reportable event (as defined in Section 4043 of ERISA, other than a reportable event for which the thirty (30) day notice requirement has been waived by the PBGC) or prohibited transaction (under Section 406 of ERISA or Section 4975 of the Internal Revenue Code) with respect to any such Pension Plan(s) and the action which Borrower proposes to take with respect thereto. Borrower will make all contributions when due with respect to any multi employer pension plan in which it participates and will promptly advise Administrative Agent and each Lender upon (x) its receipt of notice of the assertion against Borrower of a claim for withdrawal liability, (y) the occurrence of any event which, to Borrower’s knowledge, would trigger the assertion of a claim for withdrawal liability against Borrower, and (z) upon the occurrence of any event which, to Borrower’s knowledge, would place Borrower in a Controlled Group as a result of which any member (including Borrower) thereof may be subject to a claim for withdrawal liability, whether liquidated or contingent. 6.7 Financial Covenants. 60

(a) Borrower shall not permit its Debt Service Coverage Ratio at any time to be less than 1.25 to 1.00. (b) Borrower (on a stand-alone basis and without regard to the combination or consolidation of any Subsidiary or Affiliate otherwise permitted or required under GAAP) will have net income (as determined in accordance with GAAP except as provided in the parenthetical above) for each Fiscal Quarter of Borrower of at least $1.00. (c) Borrower shall not permit its Maximum Past Due Ratio as of the end of each fiscal quarter to be greater than 7.5%. 6.8 Financial and Business Information; Other Reports. Borrower shall deliver or cause to be delivered to Administrative Agent and each Lender the following: (a) Financial Statements and Collateral Reports. Such data, reports, statements and information, financial or otherwise, as Administrative Agent or any Lender may reasonably request, including, without limitation: (i) (A) Within forty five (45) days after the end of each Fiscal Quarter (other than the last Fiscal Quarter in any Fiscal Year), financial information regarding Parent and its consolidated subsidiaries, certified by the Chief Financial Officer of Parent, consisting of consolidated (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter; (ii) unaudited statements of income and cash flows for such Fiscal Quarter, setting forth in comparative form the figures for the corresponding period in the prior year and on a trailing twelve month basis, and (iii) including an income statement for Parent on a consolidated basis by business segment as currently reported by Parent, all prepared in accordance with GAAP (subject to normal year-end adjustments) and (B) within forty five (45) days after the end of each Fiscal Quarter, the actual results of operations of Borrower for the Fiscal Quarter, compared to the Projections for such Fiscal Quarter. (ii) Within ninety (90) days after the end of each Fiscal Year, audited financial statements for Parent and its Subsidiaries on a consolidated basis, consisting of balance sheets, cash flow statements and statements (including statements on a business segment basis) of income and retained earnings and, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing and acceptable to Administrative Agent. (iii) Within fifteen (15) days after the end of each Fiscal Month, Borrowing Base Certificates, which shall include, among other things, detailed reporting as to eligibility of Financed Guaranteed Loans and Financed Non-Guaranteed Loans. (iv) Within forty five (45) days after the end of each Fiscal Quarter, financial information regarding Borrower and its consolidated subsidiaries, certified by the Chief Financial Officer of Borrower, consisting of consolidated (i) unaudited balance sheets as of the close of such Fiscal Quarter and the related statements of income and cash flows for that portion of the Fiscal Year ending as of the close of such Fiscal Quarter; (ii) unaudited statements of 61 income and cash flows for such Fiscal Quarter, setting forth in comparative form the figures for the corresponding period in the prior year and on a trailing twelve month basis, and (iii) including an income statement for Borrower on a consolidated basis by business segment as currently reported by Parent, all as prepared in accordance with GAAP (subject to normal year-end adjustments). (v) Within ninety (90) days after the end of each Fiscal Year, audited financial statements for Borrower and its Subsidiaries on a consolidated basis, consisting of balance sheets, cash flow statements and statements (including statements on a business segment basis) of income and retained earnings and, setting forth in comparative form in each case the figures for the previous Fiscal Year, which financial statements shall be prepared in accordance with GAAP and certified without qualification, by an independent certified public accounting firm of national standing and acceptable to Administrative Agent. (vi) Within ninety (90) days after the end of each Fiscal Year, three-year projections for Parent and for Borrower, prepared in light of the past operations of their respective businesses, but including future payments of known contingent liabilities, prepared on a quarterly basis for the then current Fiscal Year and annually for the following two years (“Projections”). The Projections shall be based upon the same accounting principles as those used in the preparation of the financial statements described above and the estimates and assumptions stated therein, all of which Parent and Borrower each believe to be reasonable and fair in light of current conditions and current facts known to Parent and Borrower, as applicable, and reflect Parent’s and Borrower’s good faith and reasonable estimates of the future financial performance of Parent and Borrower, respectively, for the periods set forth therein. (b) Management Letters. Within five (5) Business Days after receipt thereof by any Credit Party, copies of all management letters, exception reports or similar letters or reports received by such Credit Party from its independent certified public accountants. (c) Governmental Reports. Borrower agrees that, if requested by Administrative Agent or any Lender, it shall promptly furnish Administrative Agent or such Lender with copies of all reports filed with any federal, state or local Governmental Authority. (d) Notice of Event of Default. Promptly upon a director or executive officer of Borrower obtaining knowledge of the existence of any condition or event which constitutes a Default or an Event of Default under this Agreement, Borrower shall provide Administrative Agent and each Lender with a written notice specifying the nature and period of existence thereof and what action Borrower is taking (and proposes to take) with respect thereto. (e) Notice of Claimed Default. Promptly upon receipt by Borrower of a notice of default, oral or written, given to Borrower by any creditor for Indebtedness for borrowed money, or otherwise holding long term Indebtedness of Borrower in excess of Fifty Thousand Dollars ($50,000.00), Borrower shall give notice of the same to Administrative Agent and each Lender. (f) Securities and Other Reports. If Borrower shall be required to file reports with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the 62

Securities Exchange Act of 1934, as amended, Borrower shall promptly upon its becoming available, provide Administrative Agent and each Lender with one copy of each financial statement, report, notice or proxy statement sent by Borrower to stockholders generally, and, a copy of each regular or periodic report, and any registration statement, or prospectus in respect thereof, filed by Borrower with any securities exchange or with federal or state securities and exchange commissions or any successor agency. 6.9 Officers’ Certificates. Along with each set of financial statements and or reports delivered to Administrative Agent and each Lender pursuant to Section 6.8 hereof, Borrower and each corporate Guarantor shall deliver to Administrative Agent a certificate substantially in the form of Exhibit F hereto (each, a “Compliance Certificate”) from the chief financial officer, chief executive officer or president of Borrower and each corporate Guarantor (and as to certificates accompanying the annual financial statements of Borrower and each corporate Guarantor, also certified by Borrower’s independent certified public accountant) setting forth: (a) Event of Default. That the signer has reviewed the relevant terms of this Agreement, and has made (or caused to be made under his/her supervision) a review of the transactions and conditions of Borrower and each corporate Guarantor from the beginning of the accounting period covered by the financial statements being delivered therewith to the date of the certificate, and that such review has not disclosed the existence during such period of any condition or event which constitutes a Default or an Event of Default or, if any such condition or event exists, specifying the nature and period of existence thereof and what action Borrower and/or each corporate Guarantor has taken or proposes to take with respect thereto. (b) Covenant Compliance; The. Certifications as to the information (including detailed calculations) required in order to establish that Borrower is in compliance with the requirements of Section 6.7 of this Agreement, as of the end of the period covered by the financial statements delivered. (c) Asset Coverage Ratio Test. Certification that Parent is in compliance with the Asset Coverage Ratio Test, as of the end of the period covered by the financial statements delivered. 6.10 Audits and Inspection. Borrower shall permit any of Administrative Agent’s or any Lender’s officers or other representatives to visit and inspect upon reasonable notice during business hours any of the locations of Borrower, to examine and audit all of Borrower’s books of account, records, reports and other papers, to make copies and extracts there from and to discuss its affairs, finances and accounts with its officers, employees and independent certified public accountants all at Borrower’s expense at the standard rates charged by Administrative Agent or such Lender for such activities, plus Administrative Agent’s or such Lender’s reasonable out-of-pocket expenses (all of which amounts shall be Expenses). Borrower acknowledges that Administrative Agent intends to conduct such audits at least twiceonce annually. 6.11 Blocked Account. On or before the Closing Date and until all Secured Obligations have been fully and finally paid, Borrower shall establish a blocked account with Administrative Agent (a “Blocked Account”), and deposit and/or shall cause to be deposited 63 directly into such Blocked Account all payments swept from the Trust Account and the Collections Account in a manner consistent with the Cash Management System. 6.12 Information to Participant. Administrative Agent and any Lender may divulge to any participant, assignee, successor administrative agent, or co-lender or prospective participant, assignee or co-lender it may obtain in the Loan or any portion thereof, all information, and furnish to such Person copies of any reports, financial statements, certificates, and documents obtained under any provision of this Agreement, or related agreements and documents. 6.13 Material Adverse Developments. Borrower agrees that immediately upon obtaining knowledge of any development or other information outside the ordinary course of business (and excluding matters of a general economic, financial or political nature) which would reasonably be expected to have a Material Adverse Effect it shall give to Administrative Agent and each Lender telephonic notice specifying the nature of such development or information and such anticipated effect. In addition, such verbal communication shall be confirmed by written notice thereof to Administrative Agent and each Lender on the same day such verbal communication is made or the next Business Day thereafter. 6.14 Places of Business. Borrower shall give thirty (30) days prior written notice to Administrative Agent of any changes in the location of any of their respective places of business, of the places where records concerning their Accounts or where its Inventory are kept, or the establishment of any new, or the discontinuance of any existing, place of business; provided that Borrower may not establish any place of business outside of the United States. 6.15 Commercial Tort Claims. Borrower will immediately notify Administrative Agent and each Lender in writing in the event that Borrower becomes a party to or obtains any rights with respect to any Commercial Tort Claim. Such notification shall include information sufficient to describe such Commercial Tort Claim, including, but not limited to, the parties to the claim, the court in which the claim was commenced, the docket number assigned to such claim, if any, and a detailed explanation of the events that gave rise to the claim. Borrower shall execute and deliver to Administrative Agent and each Lender all documents and/or agreements necessary to grant Administrative Agent for the benefit of the Secured Parties a security interest in such Commercial Tort Claim to secure the Secured Obligations. Borrower authorizes Administrative Agent to file (without Borrower’s signature) initial financing statements or amendments, as Administrative Agent deems necessary to perfect its security interest in the Commercial Tort Claim. 6.16 Letter of Credit Rights. Borrower shall provide Administrative Agent and each Lender with written notice of any letters of credit for which Borrower is the beneficiary. Borrower shall execute and deliver (or cause to be executed or delivered) to Administrative Agent and each Lender, all documents and agreements as Administrative Agent may require in order to obtain and perfect its security interest in such letters of credit. 6.17 Inter-Company and Shareholder Loans. All inter-company loans to Borrower from a Guarantor or from any officer, director or employee, or affiliates shall be subordinate to this Loan pursuant to a subordination agreement in form and substance satisfactory to Administrative Agent. 64

6.18 Separateness Covenant. Borrower agrees and covenants that: (a) Borrower will maintain Borrower’s separate existence and identity and will take reasonable steps to make it apparent to third parties that Borrower is an entity with assets (in particular the Pledged Shares (as defined in the Pledge Agreements)) and liabilities distinct from those of each Guarantor. (b) Not in limitation of the generality of the foregoing, Borrower agrees as follows: (i) Borrower will not inadvertently commingle its assets in any material respects with those of any other Person and shall take all reasonable steps to maintain its assets in a manner that facilitates their identification and segregation from those of each Guarantor; (ii) Borrower shall take all reasonable steps to prevent any of Borrower’s funds from at any time being pooled with any funds of each Guarantor and shall not maintain joint bank accounts or other depository accounts to which Guarantors have access; (iii) Borrower will conduct its business in its own name and from an office separate (or otherwise internally distinguishable) from that of Guarantors; (iv) Borrower will maintain separate corporate records and books of account from those of any other Person; (v) Borrower will maintain separate financial statements from those of any other Person; provided, however, financial information about Borrower may be contained in consolidated financial statements issued by Parent; (vi) Borrower will pay its own liabilities, including the salaries of its own employees, consultants and agents and any liabilities referred to in clause (vii) below, from its own funds and bank accounts; (vii) Borrower will compensate Guarantors at market rates for any services that such parties render to Borrower (which services may be evidenced on the financial statements of Borrower, Parent and other Affiliates of Borrower by the allocation of overhead by Parent or such other Affiliates of Borrower to Borrower); and (viii) Borrower will observe the formalities of a limited liability company in all material respects. 6.19 Borrower as Servicer. Borrower shall at its own expense service all of the SBA 7(a) Note Receivables, including (i) the billing, posting and maintaining of complete records applicable thereto, and (ii) subject to applicable SBA Rules and Regulations, the taking of such action with respect thereto as Borrower may deem advisable, in each case subject to the terms of this Agreement. 6.20 SBA 7(a) Note Receivable Documents. 65

6.20 Negotiable Collateral(a) Delivery to FTA. Borrower shall cause the original of each SBA 7(a) Loan Note to be delivered to FTA or such other Person designated in accordance with the Multi-Party Agreement and to be dealt with as provided therein. Subject to the Multi-Party Agreement, in the event that any other Collateral, including proceeds, is evidenced by or consists of collateral readily negotiable, and if and to the extent that perfection or priority of Administrative Agent’s security interest is dependent on or enhanced by possession, Borrower, immediately upon the request of Administrative Agent, shall endorse and deliver physical possession of such negotiable collateral to Administrative Agent. (b) Custodial Delivery Certificates. The Administrative Agent shall have received from the Borrower a Custodial Delivery Certificate, no later than: (i) with respect to any SBA 7(a) Loans funded during the first fifteen (15) days of any calendar month, the close of business on the tenth (10th) business day following the fifteenth (15th) day of such calendar month; and (ii) with respect to any SBA 7(a) Loans funded during any calendar month from and after the sixteenth (16th) day of such calendar month, the close of business on the tenth (10th) business day of the next calendar month. (c) Custodial File Document Receipt Certificates. With respect to each SBA 7(a) Loan, the Administrative Agent shall have received from the Custodian a Custodial File Document Receipt Certificate that does not show any Exceptions (except for (i) such Exceptions as Administrative Agent may approve in its sole discretion, (ii) Exceptions based on Borrower’s failure to deliver an original of a Filed Loan Document which it has not yet received as long as Borrower delivers such original Filed Loan Document with the next Custodial Delivery Certificate required to be delivered under Section 6.20(b) after the date that is ten (10) Business Days after Borrower’s receipt of such original Filed Loan Document, and (iii) Exceptions that are cured within five (5) Business Days of Borrower’s receipt of the Custodial File Document Receipt Certificate first identifying the Exception) no later than two (2) Business Days after the date on which the Custodian is first obligated to deliver a Custodial File Document Receipt Certificate with respect to such SBA 7(a) Loan under the Custodial Agreement. 6.21 Collection of SBA 7(a) Note Receivables, Accounts, General Intangibles and Chattel Paper. Subject in each case to the Multi-Party Agreement, at any time after the occurrence and during the continuation of a Default or Event of Default under this Agreement or any other Loan Document, Administrative Agent, any Lender or Administrative Agent’s or any Lender’s designee may (a) notify SBA 7(a) Loan Obligors or other obligors that SBA 7(a) Note Receivables, Accounts, Chattel Paper, or General Intangibles have been assigned to Administrative Agent for the benefit of the Secured Parties or that Administrative Agent has a security interest therein, or (b) collect the SBA 7(a) Loan Receivables, Accounts, Chattel Paper or General Intangibles directly and charge the collection costs and expenses to the Loan Account. Subject in each case to the Multi-Party Agreement, Borrower agrees that it will hold in trust for Administrative Agent, as Administrative Agent’s trustee, any payments with respect to or in connection with SBA 7(a) Note Receivables or SBA 7(a) Note Receivable Collateral that it receives and immediately will deliver said payments with respect to or in connection with SBA 7(a) Note Receivables or SBA 7(a) Note Receivable Collateral to a replacement servicer 66 appointed or approved by the SBA or, at the request of Administrative Agent with the SBA’s consent to Administrative Agent, in each case, in their original form as received by Borrower. 6.22 Records. Borrower shall maintain accurate and materially complete records regarding all SBA 7(a) Note Receivables, including without limitation all SBA 7(a) Note Receivables which have been guaranteed by the principals of the respective SBA 7(a) Loan Obligors; provided that in no event shall such records fail to comply with the requirements of the SBA Rules and Regulations. 6.23 Due Diligence. Borrower shall cooperate fully with Administrative Agent and each Lender in connection with Administrative Agent’s and each Lender’s due diligence, from time to time, with respect to property proposed by Borrower as Collateral and SBA 7(a) Note Receivable Collateral. Administrative Agent and each Lender shall be entitled to procure such appraisals, brokers’ price opinions, lien search reports, tax filing reports, title reports, evaluations or other reports, certifications or information as it may require in connection with its evaluation or re-evaluation of any Collateral. 6.24 Multi-Party Agreement; Trust Account Agreement; Collections Account Agreement; Blocked Account Agreement. Borrower shall comply in a timely manner with all of its obligations and agreements under the Multi-Party Agreement, the Trust Account Agreement, the Collections Account Agreement, the Blocked Account Agreement and any other Control Agreement, including without limitation, providing complete and accurate instructions, in accordance with the terms of the Blocked Account Agreement and the other Control Agreements. 6.25 REO Property. Promptly upon acquisition of any REO Property, the applicable Credit Party shall execute (or cause to be executed) such deeds of trust, mortgages and other documentation with respect to such Credit Party’s interest in such REO Property, and to the extent, if any, required by SBA Rules and Regulations, obtain and deliver or cause to be delivered to Administrative Agent and each Lender, an appraisal that is compliant with the requirements of FIRREA, a mortgagee policy of title insurance, environmental report, engineering report, and, if any such REO Property is located in a “Special Flood Hazard Area”as designated on maps prepared by the Federal Emergency Management Agency, a flood notification form signed by the applicable Credit Party and evidence that flood insurance is in place for the building and contents, all in form, substance and amount satisfactory to the Administrative Agent, or other documentation as Administrative Agent or such Lender may reasonably request in connection therewith. 6.26 Foreclosure (or Deed in Lieu) Regarding SBA 7(a) Note Receivable Collateral. Borrower shall notify Administrative Agent of sending or recording any notice of default on a SBA 7(a) Note Receivable within fifteen (15) days of such sending or recording, and notify Administrative Agent thereof in writing with each Borrowing Base Certificate delivered to Administrative Agent. Borrower shall also notify Administrative Agent in writing with each Borrowing Base Certificate delivered to Administrative Agent, the date upon which any notice of foreclosure sale was recorded and the initial date set for related foreclosure sale. In the case of a notice of foreclosure sale, Borrower will also notify Administrative Agent in writing of the recordation of any related notice of trustee sale within five (5) days of recordation thereof, and include in such notice the date first set for sale. Promptly upon consummation of any such 67 foreclosure or trustee sale, or any deed or bill of sale in lieu of foreclosure, retention of collateral in satisfaction of debt or similar transaction, Borrower shall deliver to Administrative Agent true and complete copies of all documentation executed (in the case of notices, postings and the like), or to be executed (in the case of deeds, bills of sale or other documents related to consummation of such transaction or transfer of such property), by Borrower in respect thereof. In the event Borrower intends or expects, by means of any such foreclosure, deed or bill of sale in lieu of foreclosure, retention of collateral in satisfaction of debt or similar transaction, to acquire title to any personal property included in the SBA 7(a) Note Receivable Collateral, Borrower shall, contemporaneously upon acquiring such title, execute and deliver to Administrative Agent such security agreements, financing statements or other documents as may be required by Administrative Agent and the Lenders in order to maintain Administrative Agent’s interest therein (Borrower hereby appoints Administrative Agent as its attorney-in-fact, and grants Administrative Agent for the benefit of the Secured Parties a special power of attorney, coupled with an interest, to execute any such security agreements, financing statements or other documents, in Borrower’s name and on its behalf, and file and record same as required to perfect Administrative Agent’s interest therein). If permitted by applicable SBA Rules and Regulations, Borrower will not acquire title to, or take possession of, any such real property unless Borrower has determined, based on an environmental site assessment prepared by a credentialed consultant acceptable to Administrative Agent who regularly conducts environmental audits, either that such real property, including all improvements thereon, is in compliance with all applicable Environmental Laws and that there are no circumstances present on such real property relating to the use, management or disposal of any Hazardous Materials for which investigation, testing, monitoring, containment, clean-up or remediation could be required under any Environmental Law, or that the cost of any such actions is justified and appropriate in relation to the liquidation value of such real property. 6.27 Eligible SBA 7(a) Note Receivables. With regard to Financed Guaranteed Loans and Financed Non-Guaranteed Loans: (a) each related SBA 7(a) Guaranteed Note Receivable and each related SBA 7(a) Non-Guaranteed Note Receivable, as applicable, will (i) represent bona fide existing obligations created by the lending of money by Borrower to SBA 7(a) Loan Obligors in the ordinary course of Borrower’s business, (ii) be unconditionally owed to Borrower without defenses, disputes, offsets or counterclaims, or rights of return or cancellation and is secured by SBA 7(a) Note Receivable Collateral in accordance with the Required Procedures, and (iii) be documented on Approved Forms in accordance with the Required Procedures. Unless otherwise clearly disclosed to Administrative Agent in writing prior to submission to Administrative Agent for evaluation for eligibility, Borrower will not have received notice of (a) actual or imminent bankruptcy, insolvency, or material impairment of the financial condition of any SBA 7(a) Loan Obligor regarding any such SBA 7(a) Guaranteed Note Receivable or any such SBA 7(a) Non-Guaranteed Note Receivable or (b) actual or threatened litigation regarding the validity or enforceability of any such SBA 7(a) Guaranteed Note Receivable or any such SBA 7(a) Non-Guaranteed Note Receivable or the validity, enforceability or priority of any such SBA 7(a) Note Receivable Collateral. With respect to each such SBA 7(a) Guaranteed Note Receivable and each such Eligible SBA 7(a) Non-Guaranteed Note Receivable, Borrower will, no later than the respective funding date of the related Financed Guaranteed Loan or Financed Non-Guaranteed Loan, as applicable, have taken the steps required to perfect Borrower’s Liens in any SBA 7(a) Note Receivable Collateral for such SBA 7(a) Guaranteed Note Receivable or such SBA 7(a) Non-Guaranteed Note Receivable, as applicable, against the applicable SBA 7(a) Loan 68

Obligor in all applicable jurisdictions. Unless otherwise clearly disclosed to Administrative Agent in writing prior to or simultaneously with submission to Administrative Agent for evaluation for eligibility, Borrower represents that it will be the sole legal and beneficial owner of each such SBA 7(a) Guaranteed Note Receivable, and that no participation interest or other ownership interest (legal, beneficial or otherwise) has been sold or is otherwise outstanding with respect thereto. 6.28 Compliance. The Required Procedures, the SBA 7(a) Note Receivable Documents and all actions and transactions by Borrower in connection therewith will comply in all material respects with all Applicable Laws. Borrower covenants and agrees that each Financed Guaranteed Loan and each Financed Non-Guaranteed Loan shall comply with the following: (a) all conditions precedent to the effectiveness of the guaranty of the SBA and all other obligations of the SBA under Applicable Laws with respect thereto shall have been met; (b) Borrower shall have perfected its security interests and Liens in and to all underlying collateral; (c) it shall conform to all SBA Rules and Regulations; and (d) it shall have been originated by Borrower. 6.29 Intellectual Property. Borrower agrees as follows: (i) (iv) it will notify Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding Borrower’s ownership of, or the validity of, any Intellectual Property or Borrower’s right to register the same or to own and maintain the same; (ii) (v) whenever Borrower, either by itself or through any agent, employee, licensee or designee, shall file an application for the registration of any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, it shall report such filing to Administrative Agent within five (5) Business Days thereafter. Upon request of Administrative Agent, Borrower, promptly but in any event no later than three (3) Business Days after such request, will execute and deliver, and have recorded, any and all agreements, instruments, documents, and papers as Administrative Agent may request to evidence Administrative Agent’s security interest, for the benefit of the Secured Parties, in any Copyright, Patent or Trademark and the goodwill and general intangibles of Borrower relating thereto or represented thereby including, without limitation, a copyright security agreement, patent security agreement and/or a trademark security agreement in form and substance satisfactory to Administrative Agent for filing; (iii) (vi) it will take all reasonable and necessary steps, including, without limitation, in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other country or any political subdivision thereof, to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registration) and to maintain each registration of the 69

Intellectual Property, including, without limitation, filing of applications for renewal, affidavits of use and affidavits of incontestability; and (iv) (vii) in the event that any Intellectual Property is infringed, misappropriated or diluted by a third party, Borrower shall (i) take such actions as it shall reasonably deem appropriate under the circumstances to protect such Intellectual Property and (ii) if such Intellectual Property is of material economic value, promptly notify Administrative Agent after it learns thereof and sue for infringement, misappropriation or dilution, to seek injunctive relief where appropriate and to recover any and all damages for such infringement, misappropriation or dilution. 6.30 Payments and Modifications of Subordinated Debt. Borrower will not, and will not permit any other Person to: (a) declare, pay, make or set aside any amount for payment in respect of, (b) amend, modify or restate any of the terms of, or (c) enter into any refinancing of any Subordinated Debt other than the prepayment of Subordinated Debt of one Credit Party owing to another Credit Party that is expressly permitted by the applicable Subordination Documents. 6.31 Use of Proceeds. The proceeds of the Loans will be used only in accordance with Section 2.10. SECTION VII. BORROWER’S NEGATIVE COVENANTS Borrower covenants that until all of the Secured Obligations are paid and satisfied in full and, that: 7.1 Merger, Consolidation, Dissolution or Liquidation. (a) Borrower shall not engage in any Asset Sale other than: (i) Inventory sold in the ordinary course of Borrower’s business; (ii) equipment that is replaced by other equipment of comparable or superior quality and value within ninety (90) days of such Asset Sale; (iii) a sale of property in one transaction or a series of transactions with a fair market value of less than One Hundred Thousand Dollars ($100,000) during any six month period; or (iv) Permitted Dispositions. (b) Borrower shall not merge or consolidate with any other Person or commence a dissolution or liquidation. (c) Borrower will not, nor will it permit any of its Subsidiaries to, consummate a Division as the Dividing Person, without the prior written consent of the Required Lenders. 7.2 Acquisitions. Borrower shall not acquire all or a material portion of the Capital Stock or assets of any Person in any transaction or in any series of related transactions or enter into any sale and leaseback transaction. 7.3 Liens and Encumbrances. Borrower shall not: (i) execute a negative pledge agreement with any Person covering any of its Property; or (ii) cause or permit or agree or 70 consent to cause or permit in the future (upon the happening of a contingency or otherwise), its Property (including, without limitation, the Collateral), whether now owned or hereafter acquired, to be subject to a Lien or be subject to any claim except for Permitted Liens. 7.4 Transactions With Affiliates or Subsidiaries. Borrower shall not enter into any transaction with any Subsidiary or other Affiliate, including, without limitation, the purchase, sale, or exchange of Property, the provision of administrative or other similar services to or by Borrower in the ordinary course of business, the loaning or giving of funds to any Affiliate or any Subsidiary, or the borrowing or receipt of funds from any Affiliate or Subsidiary, in each case unless: (i) (A) except with regard to loans or advances to Borrower by either the Permitted Capcos or by Parent expressly permitted under the Loan Documents, such Subsidiary or Affiliate is engaged in a business substantially related to the business conducted by Borrower, and (B) except with regard to loans or advances to Borrower by either the Permitted Capcos or by Parent expressly permitted under the Loan Documents, the transaction is in the ordinary course of Borrower’s business (but nevertheless such loans or advances to Borrower by either the Permitted Capcos or by Parent must be consistent with past practices), and, in each case, pursuant to the reasonable requirements of Borrower’s business and upon terms substantially the same and no less favorable to Borrower as it would obtain in a comparable arm’s length transactions with any Person not an Affiliate or a Subsidiary, and so long as such transaction is not prohibited hereunder; (ii) such transaction is intended for incidental administrative purposes; or (iii) it is a dividend or other Restricted Payment permitted by this Agreement; provided, that with respect to each such transaction, any and all Inter-Company Obligations are at all times fully subordinated to Administrative Agent and the Lenders pursuant to Subordination Documents. Borrower has previously provided to Administrative Agent and the LendersAttached hereto as Schedule 7.4 is a true, complete and correct schedule of all transactions between or among Borrower and any Subsidiary or other Affiliate of Borrower existing on the date of the First Amendment to Loan Documents dated as of June 18, 2015 between Borrower and Capital Onehereof. 7.5 Guarantees. Excepting the endorsement in the ordinary course of business of negotiable instruments for deposit or collection (and the joint obligations to Administrative Agent and the Lenders hereunder), Borrower shall not become or be liable, directly or indirectly, primary or secondary, matured or contingent, in any manner, whether as guarantor, surety, accommodation maker, or otherwise, for the existing or future Indebtedness of any kind of any Person. 7.6 Distributions, Bonuses and Other Indebtedness. Borrower shall not: (i) declare or pay any cash bonus compensation to its officers if an Event of Default exists or would result from the payment thereof; (ii) incur, become liable for or suffer to exist any Indebtedness other than Permitted Indebtedness; (iii) make any prepayments on any existing or future Indebtedness (other than the Secured Obligations and other than as to any subordinated Indebtedness to the extent permitted by the Subordination Documents applicable to such subordinated Indebtedness); or (iv) make any Restricted Payments, except that Borrower may declare and pay dividends and distributions to Parent if (a) both at the time of such declaration and payment, and after giving effect to such declaration and payment, no Default or Event of Default shall have occurred and is continuing and (b) the aggregate amount of such dividends and distributions made in respect of each Fiscal Year shall not exceed 100% of such Borrower’s net income (on a stand-alone basis and without regard to the combination or consolidation of any Subsidiary or Affiliate otherwise 71 permitted or required under GAAP, but otherwise determined in accordance with GAAP) for such Fiscal Year. 7.7 Loans and Investments. Borrower shall not make or have outstanding loans, advances, extensions of credit, capital contributions or other Investments in or to any Person other than (i) Permitted Investments, and (ii) SBA 7(a) Loans and other SBA loans, in each case (a) that are originated by Borrower in the ordinary course of Borrower’s business, (b) that are in compliance with and conform to the Required Procedures and the SBA Rules and Regulations and in all material respects with all other Applicable Laws, (c) as to which Borrower shall have perfected its security interests and Liens in and to all underlying collateral, and (d) to the extent applicable, that otherwise meet the requirements applicable thereto set forth in the Loan Documents. 7.8 Use of Lenders’ Name. Borrower shall not use Administrative Agent’s or any Lender’s name in connection with any of its business operations. Nothing herein contained is intended to permit or authorize Borrower to make any contract on behalf of Administrative Agent or any Lender. 7.9 Miscellaneous Covenants. (a) Borrower shall not become or be a party to any contract or agreement which at the time of becoming a party to such contract or agreement materially impairs Borrower’s ability to perform under this Agreement, or under any other instrument, agreement or document to which Borrower is a party or by which it is or may be bound. (b) Borrower shall not carry or purchase any “margin stock” within the meaning of Regulations U, T or X of the Board of Governors of the Federal Reserve System, 12 C.F.R., Chapter II. 7.10 Jurisdiction of Organization. Borrower shall not change its jurisdiction of organization. 7.11 Fiscal Year. Borrower shall not change its Fiscal Year. 7.12 Conduct of Business. Borrower shall not, directly or indirectly, engage in any line of business other than the origination, acquisition and servicing of SBA 7(a) Loans and activities directly related thereto. 7.13 Restrictive Agreements. Borrower shall not, directly or indirectly, enter into, incur or permit to exist any agreement or other arrangement that prohibits, restricts or imposes any condition upon (a) the ability of Borrower to create, incur or permit to exist any Lien upon any of its property or assets, or (b) the ability of any Subsidiary to pay dividends or other distributions with respect to holders of its Capital Stock or to make or repay loans or advances to Borrower or any other Subsidiary or to Guarantee Indebtedness of Borrower or any other Subsidiary; provided that (i) the foregoing shall not apply to restrictions and conditions imposed by law or by any Loan Document, (ii) the foregoing shall not apply to customary restrictions and conditions contained in agreements relating to the sale of a Subsidiary pending such sale, provided such restrictions and conditions apply only to the Subsidiary that is to be sold and such 72 sale is permitted hereunder, (iii) clause (a) of the foregoing shall not apply to restrictions or conditions imposed by any agreement relating to secured Indebtedness permitted by this Agreement if such restrictions or conditions apply only to the property or assets securing such Indebtedness and (iv) clause (a) of the foregoing shall not apply to customary provisions in leases and other contracts restricting the assignment thereof. 7.14 Subordinated Debt. Borrower shall not breach or cause a breach of any Subordination Documents directly or indirectly. Borrower shall not amend the Subordination Documents without the prior written consent of the Administrative Agent. SECTION VIII. DEFAULT 8.1 Events of Default. Each of the following events shall constitute an event of default (“Event of Default”): (a) Payments. If Borrower fails to make any payment of principal or interest (including, without limitation, mandatory prepayments pursuant to Section 2.7(d) hereof) under the Secured Obligations on the date such payment is due and payable; or (b) Other Charges. If Borrower fails to pay any other charges, fees, Expenses or other monetary obligations owing to Administrative Agent or any Lender arising out of or incurred in connection with this Agreement within five (5) Business Days after the date such payment is due and payable; or (c) Particular Covenant Defaults. If Borrower fails any covenant or undertaking contained in this Agreement and (other than with respect to the covenants contained in Section 6.7, 6.20, and Section 7 for which no cure period shall exist other than as set forth in Section 8.1(d) below), such failure continues for ten (10) Business Days after the occurrence thereof; or (d) Financial Covenant Defaults. If Borrower fails to perform, comply with or observe with respect to the covenants contained in Section 6.7, and such failure continues for five (5) Business Days after the occurrence thereof; or (e) Financial Information. If any statement, report, financial statement, or certificate made or delivered by Borrower or any of its officers, employees or agents, to Administrative Agent or any Lender is not true and correct, in all material respects, when made; or (f) Delivery of SBA 7(a) Loan Notes. Borrower shall not deliver any SBA 7(a) Loan Note to FTA pursuant to the Multi-Party Agreement by the close of business on the fifth Business Day after the funding date of any Financed Guaranteed Loan or Financed Non-Guaranteed loan, as the case may be; or (g) Uninsured Loss. If there shall occur any uninsured damage to or loss, theft, or destruction in excess of One Hundred Thousand Dollars ($100,000.00) in the aggregate with respect to any portion of any Property of Borrower for which Borrower has not established a cash or cash equivalent reserve in the full amount of such loss; or 73

(h) Warranties or Representations. If any warranty, representation or other statement by or on behalf of Borrower contained in or pursuant to this Agreement, the other Loan Documents or in any document, agreement or instrument furnished in compliance with, relating to, or in reference to this Agreement, is false, erroneous, or misleading in any material respect when made; or (i) Agreements with Others. Subject to the terms of the Multi-Party Agreement, (A) Borrower shall default beyond any grace period in the payment of principal or interest of any Indebtedness of Borrower (other than with respect to the Secured Obligations) in excess of Twenty Five Thousand Dollars ($25,000.00) in the aggregate; or (B) if Borrower otherwise shall default under the terms of any such other Indebtedness if the effect of such default is to enable the holder of such Indebtedness to accelerate the payment of Borrower’s obligations, which are the subject thereof, prior to the maturity date or prior to the regularly scheduled date of payment; or (j) Other Agreements with Administrative Agent or any Lender. Subject to the terms of the Multi-Party Agreement, if Borrower or any Guarantor breaches or violates the terms of, or if a default (and expiration of any applicable cure period), or an Event of Default, occurs under, any Interest Hedging Instrument or any other existing or future agreement (related or unrelated) (including, without limitation, the other Loan Documents) between Borrower or any Guarantor, on the one hand, and Administrative Agent or any Lender on the other hand; or (k) Judgments. If any final judgment for the payment of money in excess of One Hundred Thousand Dollars ($100,000.00) in the aggregate (i) which is, in the reasonable opinion of Administrative Agent, not fully covered by insurance or (ii) for which Borrower has not established a cash or cash equivalent reserve in the full amount of such judgment, shall be rendered by a court of record against Borrower and such judgment shall continue unsatisfied and in effect for a period of thirty (30) consecutive days without being vacated, stayed, discharged, satisfied or bonded pending appeal; or (l) Assignment for Benefit of Creditors, etc. If Borrower makes or proposes in writing, an assignment for the benefit of creditors generally, offers a composition or extension to creditors, or makes or sends notice of an intended bulk sale of any business or assets now or hereafter owned or conducted by Borrower; or (m) Bankruptcy, Dissolution, etc. Upon the commencement of any action for the dissolution or liquidation of Borrower, or the commencement of any proceeding to avoid any transaction entered into by Borrower, or the commencement of any case or proceeding for reorganization or liquidation of Borrower’s debts under the Bankruptcy Code or any other state or federal Law, now or hereafter enacted for the relief of debtors, whether instituted by or against Borrower; provided, however, that Borrower shall have forty-five (45) days to obtain the dismissal or discharge of involuntary proceedings filed against it, it being understood that during such forty-five (45) day period, neither Administrative Agent nor any Lender shall be obligated to make Advances hereunder and Administrative Agent and each Lender may seek adequate protection in any bankruptcy proceeding; or 74

(n) Receiver. Upon the appointment of a receiver, liquidator, custodian, trustee or similar official or fiduciary for Borrower or for Borrower’s Property; or (o) Execution Process, etc. The issuance of any execution or distraint process against any Property of Borrower; or (p) Termination of Business. If Borrower ceases any material portion of its business operations as presently conducted; or (q) Pension Benefits, etc. If Borrower fails to comply with ERISA so that proceedings are commenced to appoint a trustee under ERISA to administer Borrower’s employee plans or the PBGC institutes proceedings to appoint a trustee to administer such plan(s), or a Lien is entered to secure any deficiency or claim or a “reportable event” as defined under ERISA occurs; or (r) Asset Coverage Ratio Test. If the Asset Coverage Ratio Test shall not be satisfied by Parent for greater than five (5) continuous business days (it being understood that any time when the Asset Coverage Ratio Test is not satisfied by Parent, Borrower shall not be permitted to request any Advance under this Agreement); or (s) (r) Investigations. A determination by Administrative Agent or any Lender that it is reasonable to conclude, based on one or more events which have occurred, such as an indictment, announcement of formal investigation or similar event, that Borrower is engaged, directly or indirectly, in any type of activity which would reasonably be likely to result in the forfeiture of property of Borrower to any governmental entity, federal, state or local, in an amount or of a value which would be material to Borrower’s financial condition or business; or (t) (s) Guaranty Agreements and Guarantor Security Agreements. If any breach or default occurs under a Guaranty Agreement or a Guarantor Security Agreement, or if a Guaranty Agreement or a Guarantor Security Agreement, or any obligation to perform thereunder, is terminated; or (u) (t) Liens. If any Lien in favor of Administrative Agent or any Lender shall cease to be valid, enforceable and perfected and prior to all other Liens other than Permitted Liens or if Borrower or any Governmental Authority shall assert any of the foregoing; or (v) (u) Material Adverse Effect. If there is any change in Borrower’s or any Guarantor’s financial condition which, in Administrative Agent’s reasonable good faith opinion, has or would be reasonably likely to have a Material Adverse Effect,; or (w) (v) Other Loan Documents. If any other Person (other than Administrative Agent or any Lender) party to a Loan Document, breaches or violates any material (as determined by Administrative Agent) term, provision or condition of such Loan Document; or (x) (w) Enforceability of Loan Documents. Any of the Loan Documents shall for any reason fail to constitute the valid and binding agreement of any Credit Party thereto, or any such Credit Party shall so assert; or 75

(y) Custodian. The Custodian is terminated by the Borrower without the written consent of the Administrative Agent or resigns and a successor Custodian acceptable to the Administrative Agent is not appointed within the applicable notice period set forth in the Custodial Agreement; or (z) (x) SBA Status. If Borrower shall lose, or have any material limitation imposed upon, its authority to process, close, service, collect enforce or liquidate any SBA 7(a) Loans, which material limitation may not include the loss of Borrower’s status as a lender under the SBA Preferred Lender Program. 8.2 Cure. Nothing contained in this Agreement or the Loan Documents shall be deemed to compel Administrative Agent or any Lender to accept a cure of any Event of Default hereunder. 8.3 Rights and Remedies on Default. (a) In addition to all other rights, options and remedies granted or available to Administrative Agent and the Lenders under this Agreement or the Loan Documents (each of which is also then exercisable by Administrative Agent and the Lenders), or otherwise available at Law or in equity, upon or at any time after the occurrence and during the continuance of an Event of Default Administrative Agent may, in its discretion, and at the request of the Required Lenders shall, cease making Advances hereunder, terminate the Loan and declare the Secured Obligations immediately due and payable, all without demand, notice, presentment or protest or further action of any kind (it also being understood that the occurrence of any of the events or conditions set forth in Sections 8.1(l), (m) or (n) shall automatically cause an acceleration of the Secured Obligations). (b) In addition to all other rights, options and remedies granted or available to Administrative Agent and the Lenders under this Agreement or the Loan Documents (each of which is also then exercisable by Administrative Agent and the Lenders), or otherwise available at Law or in equity, upon or at any time after the acceleration of the Secured Obligations following the occurrence of an Event of Default (other than the rights with respect to clause (iv) below which Administrative Agent may exercise at any time after an Event of Default and regardless of whether there is an acceleration), Administrative Agent may, in its discretion, and at the request of the Required Lenders shall, exercise all rights under the UCC and any other applicable Law or in equity, and under all Loan Documents permitted to be exercised after the occurrence of an Event of Default, including the following rights and remedies (which list is given by way of example and is not intended to be an exhaustive list of all such rights and remedies): (i) the right to take possession of, send notices regarding and collect directly the Collateral, with or without judicial process (including without limitation the right to notify the United States postal authorities to redirect mail addressed to Borrower to an address designated by Administrative Agent); or (ii) by its own means or with judicial assistance, enter Borrower’s premises and take possession of the Collateral, or render it unusable, or dispose of the Collateral 76 on such premises in compliance with subsection (e) below, without any liability for rent, storage, utilities or other sums, and Borrower shall not resist or interfere with such action; or (iii) require Borrower at Borrower’s expense to assemble all or any part of the Collateral (other than real estate or fixtures) and make it available to Administrative Agent and the Lenders at any place designated by Administrative Agent or any Lender; or (iv) take additional reserves against the Borrowing Base; or (v) the right to enjoin any violation of Section 7.1, it being agreed that Administrative Agent’s and the Lenders’remedies at Law are inadequate. (c) Borrower hereby agrees that a notice received by it at least seven (7) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made, shall be deemed to be reasonable notice of such sale or other disposition. If permitted by applicable Law, any perishable inventory or Collateral which threatens to speedily decline in value or which is sold on a recognized market may be sold immediately by Administrative Agent without prior notice to Borrower. Borrower covenants and agrees not to interfere with or impose any obstacle to Administrative Agent’s or any Lender’s exercise of its rights and remedies with respect to the Collateral, after the occurrence of an Event of Default hereunder. Administrative Agent shall have no obligation to clean up or prepare the Collateral for sale. If Administrative Agent sells any of the Collateral upon credit, Borrower will only be credited with payments actually made by the purchaser thereof, that are received by Administrative Agent. Administrative Agent may, in connection with any sale of the Collateral specifically disclaim any warranties of title or the like. 8.4 Nature of Remedies. All rights and remedies granted Administrative Agent and the Lenders hereunder and under the Loan Documents, or otherwise available at Law or in equity, shall be deemed concurrent and cumulative, and not alternative remedies, and Administrative Agent and the Lenders may proceed with any number of remedies at the same time until all Secured Obligations are satisfied in full. The exercise of any one right or remedy shall not be deemed a waiver or release of any other right or remedy, and Administrative Agent and each Lender, upon or at any time after the occurrence of an Event of Default, may proceed against Borrower, at any time, under any agreement, with any available remedy and in any order. 8.5 Set-Off. If any bank account of Borrower with Administrative Agent or any Lender or any participant is attached or otherwise liened or levied upon by any third party, subject to the terms of the Multi-Party Agreement, Administrative Agent or such Lender (and such participant) shall have and be deemed to have, without notice to Borrower, the immediate right of set-off and may apply the funds or amount thus set-off against any of Borrower’s Secured Obligations hereunder. 8.6 Limitation on Remedies. Notwithstanding any provision of Section 8.3(a) and (b), any exercise of the rights and remedies of Administrative Agent and each Lender solely as it relates to the Loans and Borrower under Section 8.3(a) and (b) shall be subject to the provisions of the Multi-Party Agreement. 77

SECTION IX. The Administrative AgentTHE ADMINISTRATIVE AGENT Each of the Lenders hereby irrevocably appoints the Administrative Agent as its agent and authorizes the Administrative Agent to take such actions on its behalf, including execution of the other Loan Documents, and to exercise such powers as are delegated to the Administrative Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. The provisions of this Section are solely for the benefit of the Administrative Agent and the Lenders, and the Borrower shall not have rights as a third party beneficiary of any of such provisions. The bank serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender as any other Lender and may exercise the same as though it were not the Administrative Agent, and such bank and its Affiliates may accept deposits from, lend money to and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if it were not the Administrative Agent hereunder. The Administrative Agent shall not have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) the Administrative Agent shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) the Administrative Agent shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated by the Loan Documents that the Administrative Agent is required to exercise in writing as directed by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.312.3); provided that, the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or applicable law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any applicable law or that may effect a forfeiture, modification or termination of property of a Defaulting Lender in violation of any applicable law, and (c) except as expressly set forth in the Loan Documents, the Administrative Agent shall not have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Subsidiaries that is communicated to or obtained by the bank serving as Administrative Agent or any of its Affiliates in any capacity. The Administrative Agent shall not be liable for any action taken or not taken by it with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 10.312.3) or in the absence of its own gross negligence or willful misconduct. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until written notice thereof is given to the Administrative Agent by the Borrower or a Lender, and the Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral or (vi) the satisfaction of any condition set forth in Section IV or elsewhere in any 78

Loan Document, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and believed by it to be made by the proper Person, and shall not incur any liability for relying thereon. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts. The Administrative Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by the Administrative Agent. The Administrative Agent and any such sub-agent may perform any and all its duties and exercise its rights and powers through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of the Administrative Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. Subject to the appointment and acceptance of a successor Administrative Agent as provided in this paragraph, the Administrative Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, who in all respects shall be subject to the prior written approval of the SBA and shall be a lender with an SBA 750 agreement in good standing with the SBA. If no successor shall have been so appointed by the Required Lenders (and approved by the SBA) and shall have accepted such appointment within thirty (30) days after the retiring Administrative Agent gives notice of its resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent which shall be (a) a bank with an office in New York, New York, or an Affiliate of any such bank, (b) subject to the prior written approval of the SBA, and (c) a lender with an SBA 750 agreement in good standing with the SBA. Upon the acceptance of its appointment as Administrative Agent hereunder by a successor (and its approval by the SBA), such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations hereunder. The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the Administrative Agent’s resignation hereunder, the provisions of this Section and Section 10.412.4 shall continue in effect for the benefit of such retiring Administrative Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while it was acting as Administrative Agent. Each Lender acknowledges and agrees that the extensions of credit made hereunder are commercial loans and not investments in a business enterprise or securities. Each Lender further 79 represents that it is engaged in making, acquiring or holding commercial loans in the ordinary course of its business and has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement as a Lender, and to make, acquire or hold Loans hereunder. Each Lender shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information (which may contain material, non-public information within the meaning of the United States securities laws concerning the Borrower and its Affiliates) as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any related agreement or any document furnished hereunder or thereunder and in deciding whether or to the extent to which it will continue as a lender or assign or otherwise transfer its rights, interests and obligations hereunder. The Lenders are not partners or co-venturers, and no Lender shall be liable for the acts or omissions of, or (except as otherwise set forth herein in case of the Administrative Agent) authorized to act for, any other Lender. The Administrative Agent shall have the exclusive right on behalf of the Lenders to enforce the payment of the principal of and interest on any Loan after the date such principal or interest has become due and payable pursuant to the terms of this Agreement. In its capacity, the Administrative Agent is a “representative” of the Secured Parties within the meaning of the term “secured party”as defined in the New York Uniform Commercial Code. Each Lender authorizes the Administrative Agent to enter into each of the Loan Documents to which it is a party and to take all action contemplated by such documents. Each Lender agrees that no Secured Party (other than the Administrative Agent) shall have the right individually to seek to realize upon the security granted by any Loan Document, it being understood and agreed that such rights and remedies may be exercised solely by the Administrative Agent for the benefit of the Secured Parties upon the terms of the Loan Documents. In the event that any Collateral is hereafter pledged by any Person as collateral security for the Secured Obligations, the Administrative Agent is hereby authorized, and hereby granted a power of attorney, to execute and deliver on behalf of the Secured Parties any Loan Documents necessary or appropriate to grant and perfect a Lien on such Collateral in favor of the Administrative Agent on behalf of the Secured Parties. The Lenders hereby authorize the Administrative Agent, at its option and in its discretion, to release any Lien granted to or held by the Administrative Agent upon any Collateral (i) as described in Section 10.312.3(d); (ii) as permitted by, but only in accordance with, the terms of the applicable Loan Document; or (iii) if approved, authorized or ratified in writing by the Required Lenders, unless such release is required to be approved by all of the Lenders hereunder. Upon request by the Administrative Agent at any time, the Lenders will confirm in writing the Administrative Agent’s authority to release particular types or items of Collateral pursuant hereto. Upon any sale or transfer of assets constituting Collateral which is permitted pursuant to the terms of any Loan Document, or consented to in writing by the Required Lenders or all of the Lenders, as applicable, and upon at least five (5) Business Days prior written request by the Borrower to the Administrative Agent, the Administrative Agent shall (and is hereby irrevocably authorized by the Lenders to) execute such documents as may be necessary to evidence the release of the Liens granted to the Administrative Agent for the benefit of the Secured Parties herein or pursuant hereto upon the Collateral that was sold or transferred; provided, however, that (i) the Administrative Agent shall 80 not be required to execute any such document on terms which, in the Administrative Agent’s opinion, would expose the Administrative Agent to liability or create any obligation or entail any consequence other than the release of such Liens without recourse or warranty, and (ii) such release shall not in any manner discharge, affect or impair the Secured Obligations or any Liens upon (or obligations of the Borrower or any Subsidiary in respect of) all interests retained by the Borrower or any Subsidiary, including (without limitation) the proceeds of the sale, all of which shall continue to constitute part of the Collateral. In case of the pendency of any bankruptcy, insolvency, receivership or other similar proceeding or any other judicial proceeding relative to any Credit Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered (but not obligated) by intervention in such proceeding or otherwise (a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Secured Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Sections 2.9 and 10.412.4) allowed in such judicial proceeding; and (b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same, and, in the case of each of clauses (a) and (b) of this paragraph, any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making of such payments directly to the Lenders, to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Sections 2.9 and 10.412.4. The Administrative Agent, on behalf of itself and the Secured Parties, shall have the right to credit bid and purchase for the benefit of the Administrative Agent and the other Secured Parties all or any portion of the Collateral at any sale thereof conducted by the Administrative Agent under the provisions of the UCC, including pursuant to Sections 9-610 or 9-620 of the UCC, at any sale thereof conducted under the provisions of the Bankruptcy Code, including Section 363 thereof, or a sale under a plan of reorganization, or at any other sale or foreclosure conducted by the Administrative Agent (whether by judicial action or otherwise) in accordance with applicable law. Each Lender hereby agrees that, except as otherwise provided in any Loan Documents or with the written consent of the Administrative Agent and the Required Lenders, it will not take any enforcement action, accelerate obligations under any Loan Documents, or exercise any right that it might otherwise have under applicable law to credit bid at foreclosure sales, UCC sales or other similar dispositions of the Collateral. No Secured Party that is party to a Treasury Services Agreement that obtains the benefits of Section 2.6(f) or any Collateral with respect to the related Treasury Services Obligations by virtue of the provisions hereof or of any Loan Document shall have any right to notice of any action or to consent to, direct or object to any action hereunder or under any other Loan 81

Document or otherwise in respect of the Collateral (including the release or impairment of any Collateral) other than in its capacity as a Lender and, in such case, only to the extent expressly provided in the Loan Documents. Notwithstanding any other provision of this Section IX to the contrary, the Administrative Agent shall not be required to verify the payment of, or that other satisfactory arrangements have been made with respect to, Treasury Services Agreements unless the Administrative Agent has received written notice of such Treasury Services Agreements, together with such supporting documentation as the Administrative Agent may request, from the applicable Secured Party. SECTION X.THE CUSTODIAN 10.1 Custodial Agreement. (a) Initial Custodian. The role of Custodian with respect to the SBA 7(a) Note Receivable Collateral shall be conducted by the Person designated as Custodian under the Custodial Agreement or as approved by the Administrative Agent from time to time. As of the Closing Date, U.S. Bank National Association is the Custodian. (b) Custodial Agreement. The Borrower shall maintain in full force and effect the Custodial Agreement. No material amendment, modification, or supplement may be made to the Custodial Agreement without the prior written consent of the Administrative Agent. The Borrower shall provide the Administrative Agent with at least five (5) Business Days’ written notice of any proposed amendment to the Custodial Agreement. In no event shall the Borrower consent to any amendment, modification, supplement or termination of the Custodial Agreement without the prior written consent of the Administrative Agent. 10.2 Custodian Removal. The Borrower shall not remove the Custodian without the prior written consent or the written direction of the Administrative Agent. Upon any removal of the Custodian in accordance with the prior sentence, the Borrower shall consult with the Administrative Agent in appointing a qualified successor satisfactory to the Administrative Agent to act as custodian under the Custodial Agreement and cause such successor custodian to execute and deliver an agreement accepting such appointment in form and content reasonably satisfactory to the Administrative Agent and the Borrower, in each case within the applicable notice period set forth in the Custodial Agreement. SECTION XI.THE BACKUP SERVICER 11.1 Designation of the Backup Servicer. The role of Backup Servicer with respect to the SBA 7(a) Note Receivable Collateral shall be conducted by the Person designated as Backup Servicer under the Backup Servicer Agreement from time to time in accordance therewith. 11.2 Replacement of the Backup Servicer upon Resignation. Upon any resignation of the Backup Servicer pursuant to the Backup Servicing Agreement, a successor Backup Servicer will be appointed in accordance with the terms of the Backup Servicer Agreement. 82

SECTION XII.SECTION X. MISCELLANEOUS 12.1 10.1 Governing Law. THIS AGREEMENT, AND ALL RELATED AGREEMENTS AND DOCUMENTS, SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW (OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW). THE PROVISIONS OF THIS AGREEMENT AND ALL OTHER AGREEMENTS AND DOCUMENTS REFERRED TO HEREIN ARE TO BE DEEMED SEVERABLE, AND THE INVALIDITY OR UNENFORCEABILITY OF ANY PROVISION SHALL NOT AFFECT OR IMPAIR THE REMAINING PROVISIONS WHICH SHALL CONTINUE IN FULL FORCE AND EFFECT. 12.2 10.2 Integrated Agreement. The Notes, the other Loan Documents, all related agreements, and this Agreement shall be construed as integrated and complementary of each other, and as augmenting and not restricting Administrative Agent’s or any Lender’s rights and remedies. If, after applying the foregoing, an inconsistency still exists, the provisions of this Agreement shall constitute an amendment thereto and shall control. 12.3 10.3 Waiver; Amendments. (a) No omission or delay by Administrative Agent or any Lender in exercising any right or power under this Agreement or any related agreements and documents will impair such right or power or be construed to be a waiver of any Default, or Event of Default or an acquiescence therein, and any single or partial exercise of any such right or power will not preclude other or further exercise thereof or the exercise of any other right, and as to Borrower no waiver will be valid unless in writing and signed by Administrative Agent or such Lender and then only to the extent specified. (b) Neither this Agreement nor any provision hereof may be waived, amended or modified except pursuant to an agreement or agreements in writing entered into by Borrower and the Required Lenders or by Borrower and Administrative Agent with the consent of the Required Lenders; provided that no such agreement shall: (i) increase the Maximum Commitment of any Lender without the written consent of such Lender; (ii) reduce the principal amount of any Loan or reduce the rate of interest thereon, or reduce any fees payable hereunder, without the written consent of each Lender directly affected thereby; (iii) postpone the scheduled date of payment of the principal amount of any Loan (other than any reduction of the amount of, or any extension of the payment date for, the mandatory prepayments required under Section 2.7, in each case which shall only require the approval of the Required Lenders), or any interest thereon, or any fees payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Maximum Commitment, without the written consent of each Lender directly affected thereby, 83

(iv) change Section 2.6(f) or (g) in a manner that would alter the pro rata sharing of payments required thereby, without the written consent of each Lender; (v) change any of the provisions of this Section or the definition of “Required Lenders”or any other provision hereof specifying the number or percentage of Lenders required to waive, amend or modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender; (vi) release all or substantially all of the Subsidiary Guarantors from their obligations under the Guaranty or a Guarantor Security Agreement without the written consent of each Lender; or (vii) except as provided in clause (d) of this Section or in any Loan Document, release all or substantially all of the Collateral, without the written consent of each Lender; provided further that no such agreement shall amend, modify or otherwise affect the rights or duties of Administrative Agent or the Swingline Lender hereunder without the prior written consent of Administrative Agent or the Swingline Lender, as the case may be (it being understood that any change to Section 2.15 shall require the consent of Administrative Agent and the Swingline Lender). (c) Notwithstanding the foregoing, this Agreement and any other Loan Document may be amended (or amended and restated) with the written consent of the Required Lenders, Administrative Agent and Borrower (x) to add one or more credit facilities to this Agreement and to permit extensions of credit from time to time outstanding thereunder and the accrued interest and fees in respect thereof to share ratably in the benefits of this Agreement and the other Loan Documents with the Loans and the accrued interest and fees in respect thereof and (y) to include appropriately the Lenders holding such credit facilities in any determination of the Required Lenders and Lenders. (d) The Lenders hereby irrevocably authorize Administrative Agent, at its option and in its sole discretion, to release any Liens granted to Administrative Agent by the Credit Parties on any Collateral (i) upon the payment and satisfaction in full in cash of all Secured Obligations (other than Unliquidated Obligations and Treasury Services Obligations), in a manner satisfactory to the Administrative Agent, (ii) constituting property being sold or disposed of if Borrower certifies to Administrative Agent that the sale or disposition is made in compliance with the terms of this Agreement (and Administrative Agent may rely conclusively on any such certificate, without further inquiry), (iii) constituting property leased to Borrower or any Subsidiary under a lease which has expired or been terminated in a transaction permitted under this Agreement, or (iv) as required to effect any sale or other disposition of such Collateral in connection with any exercise of remedies of Administrative Agent and the Lenders pursuant to Section 8. However, in connection with any securitization of the unguaranteed portions of SBA 7(a) Loans, the Administrative Agent shall, and the Lenders hereby irrevocably authorize Administrative Agent to, release any Liens granted to Administrative Agent on any Collateral subject to the securitization upon receipt of payment in cash of all principal and interest on the Loans funded hereunder directly based on such Collateral. Any such release shall not in any 84 manner discharge, affect, or impair the Obligations or any Liens (other than those expressly being released) upon (or obligations of the Credit Parties in respect of) all interests retained by the Credit Parties, including the proceeds of any sale, all of which shall continue to constitute part of the Collateral. (e) Notwithstanding anything to the contrary herein, Administrative Agent may, with the consent of Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency. 12.4 10.4 Indemnity. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent and itsthe Lead Arranger and their Affiliates (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent) in connection with the syndication and distribution (including, without limitation, via the internet or through a Platform) of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated), (ii) all out of pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and any other Loan Document, including its rights under this Section, or (B) in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. (b) Borrower releases and shall indemnify, defend and hold harmless Administrative Agent, each Lender and their respective Related Parties, officers, employees and agents (each such Person being called an “Indemnitee”), of and from any claims, demands, liabilities, obligations, judgments, injuries, losses, damages and costs and expenses (including, without limitation, reasonable legal fees) resulting from (i) acts or conduct of Borrower under, pursuant or related to this Agreement and the other Loan Documents, (ii) Borrower’s breach or violation of any representation, warranty, covenant or undertaking contained in this Agreement or the other Loan Documents, (iii) Borrower’s failure to comply with any or all Laws, statutes, ordinances, governmental rules, regulations or standards, whether federal, state or local, or court or administrative orders or decrees, (including without limitation Environmental Laws, etc.), and (iv) any claim by any other creditor of Borrower against an Indemnitee arising out of any transaction whether hereunder or in any way related to the Loan Documents and all costs, expenses, fines, penalties or other damages resulting there from, unless resulting solely from acts or conduct of an Indemnitee constituting willful misconduct or gross negligence. (c) Promptly after receipt by an Indemnitee under subsection (a) above of notice of the commencement of any action by a third party, such Indemnitee shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof. The omission to so notify the indemnifying party shall relieve the indemnifying party from any liability which it may have to any Indemnitee under such subsection only if the indemnifying party is unable to defend such 85 actions as a result of such failure to so notify. In case any such action shall be brought against any Indemnitee and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such Indemnitee (who shall not, except with the consent of the Indemnitee , be counsel to the Indemnitee ), and, after notice from the indemnifying party to such Indemnitee of its election so to assume the defense thereof, the indemnifying party shall not be liable to such Indemnitee under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such Indemnitee , in connection with the defense thereof other than reasonable costs of investigation. (d) To the extent that Borrower fails to pay any amount required to be paid by it to Administrative Agent or the Swingline Lender under paragraph (a) of this Section or Section 10.612.6, each Lender severally agrees to pay to Administrative Agent or the Swingline Lender, as the case may be, such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount (it being understood that Borrower’s failure to pay any such amount shall not relieve Borrower of any default in the payment thereof); provided that the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against Administrative Agent or the Swingline Lender in its capacity as such. 12.5 10.5 Time. Whenever Borrower shall be required to make any payment, or perform any act, on a day which is not a Business Day, such payment may be made, or such act may be performed, on the next succeeding Business Day. Time is of the essence in Borrower’s performance under all provisions of this Agreement and all related agreements and documents. 12.6 10.6 Expenses of Administrative Agent and any Lender. At the Closing and from time to time thereafter, Borrower will pay within five (5) Business Days of receipt of written demand of Administrative Agent and any Lender all amounts owed by Borrower pursuant to Section 10.412.4(a) (collectively, the “Expenses”). 12.7 10.7 Brokerage. This transaction was brought about and entered into by Administrative Agent, the Lenders and Borrower acting as principals and without any brokers, agents or finders being the effective procuring cause hereof. Borrower represents that it has not committed Administrative Agent or any Lender to the payment of any brokerage fee, commission or charge in connection with this transaction. If any such claim is made on Administrative Agent or any Lender by any broker, finder or agent or other person alleging that it is based on actions of Borrower, a Guarantor or any affiliate, officer director or employee of either of them, Borrower hereby indemnifies, defends and saves such party harmless against such claim and further will defend, with counsel satisfactory to Administrative Agent or such Lender, any action or actions to recover on such claim, at Borrower’s own cost and expense, including such party’s reasonable counsel fees. Borrower further agree that until any such claim or demand is adjudicated in such party’s favor, the amount demanded shall be deemed a Secured Obligation of Borrower under this Agreement. 12.8 10.8 Notices. 86

(a) Any notices or consents required or permitted by this Agreement shall be in writing and shall be deemed given if delivered in person to the person listed below or by nationally recognized overnight courier, as follows, unless such address is changed by written notice hereunder: If to Administrative Agent to: Capital One, National Association 4445 Willard Ave, 6th Floor Chevy Chase 2 Bethesda Metro Center Bethesda, Maryland 20815 20814 Attention: FIG - Portfolio Manager With a copy to Administrative Agent Counsel: Troutman Sanders LLP 875 Third Avenue New York, New York 10022 Attention: Michael A. Karpen, Esq. If to the Swingline Lender to: Capital One, National Association 4445 Willard Ave, 6th Floor Chevy Chase 2 Bethesda Metro Center Bethesda, Maryland 20815 20814 Attention: FIG - Portfolio Manager If to any other Lender to: its address set forth in its Administrative Questionnaire If to Borrower to: Newtek Small Business Finance, LLC 1981 Marcus Avenue, Suite 130 Lake Success, New York 11042 Attention: Peter Downs, President With a copy to Borrower Counsel: Legal Department Newtek Business Services Corp. 1981 Marcus Avenue, Suite 130 Lake Success, New York 11042 (b) Any notice sent by Administrative Agent, any Lender, or Borrower by any of the above methods shall be deemed to be given when so received. Failure to send a copy to counsel shall not invalidate any notice otherwise properly given. (c) All parties shall be fully entitled to rely upon any telecopy transmission or other writing purported to be sent by any Authorized Officer (whether requesting an Advance or otherwise) as being genuine and authorized. 87

12.9 10.9 The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF BORROWER OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM ANY MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF BORROWER. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH ANY MATERIALS OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER OR THE PLATFORM. In no event shall Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of Borrower’s or Administrative Agent’s transmission of any materials or information provided by or on behalf of Borrower through the internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to Borrower, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages). 12.10 10.10 Headings. The headings of any paragraph or Section of this Agreement are for convenience only and shall not be used to interpret any provision of this Agreement. 12.11 10.11 Survival. All warranties, representations, and covenants made by Borrower herein, or in any agreement referred to herein or on any certificate, document or other instrument delivered by it or on its behalf under this Agreement, shall be considered to have been relied upon by Administrative Agent and each Lender, and shall survive the delivery to Administrative Agent and the Lenders of the Notes, regardless of any investigation made by Administrative Agent or any Lender or on their behalf. All statements in any such certificate or other instrument prepared and/or delivered for the benefit of Administrative Agent or any Lender shall constitute warranties and representations by Borrower hereunder. Except as otherwise expressly provided herein, all covenants made by Borrower hereunder or under any other agreement or instrument shall be deemed continuing until all Secured Obligations (other than Treasury Services Obligations) are satisfied in full. All indemnification obligations under this Agreement, including, without limitation, under Sections 2.3(b), 10.412.4 and 10.712.7, shall survive the termination of this Agreement for a period of two (2) years after all Secured Obligations (other than Treasury Services Obligations) have been satisfied in full. 12.12 10.12 Successors and Assigns. (a) Subject to the Multi-Party Agreement, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties. Borrower may not transfer, assign or delegate any of its duties or obligations hereunder. Borrower acknowledges and agrees that, subject to the prior written approval of SBA, Lenders may at any time, and from 88 time to time, (a) sell participating interests in the Loan, and Lenders’ rights hereunder to other financial institutions, and (b) sell, transfer, or assign the Loan and Lenders’ rights hereunder, to any one or more additional banks or financial institutions, subject (as to Lenders’rights under this clause (b)) to Borrower’s written consent, which consent of Borrower shall not be unreasonably withheld; provided that, no Borrower’s consent under this clause (b) shall be required if an Event of Default exists at the time of such sale, transfer or assignment. (b) Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto. 12.13 10.13 Counterparts. Two or more duplicate originals of this Agreement may be signed by the parties, each of which shall be an original but all of which together shall constitute one and the same instrument. 12.14 10.14 Modification. No modification hereof or any agreement referred to herein shall be binding or enforceable unless in writing and signed by Borrower, Administrative Agent and the Lenders. 12.15 10.15 Signatories. Each individual signatory hereto represents and warrants that he is duly authorized to execute this Agreement on behalf of his principal and that he executes the Agreement in such capacity and not as a party. 12.16 10.16 Third Parties. No rights are intended to be created hereunder, or under any related agreements or documents for the benefit of any third party donee, creditor or incidental beneficiary of Borrower. Nothing contained in this Agreement shall be construed as a delegation to Administrative Agent or any Lender of Borrower’s duty of performance, including, without limitation, Borrower’s duties under any account or contract with any other Person. 12.17 10.17 Discharge of Taxes, Borrower’s Secured Obligations, Etc. Administrative Agent, in its sole discretion, shall have the right at any time, and from time to time, with at least ten (10) days prior notice to Borrower if Borrower fail to do so, to: (a) pay for the performance of any of Borrower’s obligations hereunder, and (b) discharge taxes or Liens, at any time levied or placed on Borrower’s Property in violation of this Agreement unless Borrower is in good faith with due diligence by appropriate proceedings contesting such taxes or Liens and maintaining proper reserves therefor in accordance with GAAP. Expenses and advances shall be added to the Loan, and bear interest at the rate applicable to the Loan, until reimbursed to Administrative Agent. Such payments and advances made by Administrative Agent shall not be construed as a waiver by Administrative Agent of a Default or Event of Default under this Agreement. 12.18 10.18 Withholding and Other Tax Liabilities. In the event that any Lien, assessment or tax liability against Borrower shall arise in favor of any taxing authority, whether or not notice thereof shall be filed or recorded as may be required by Law, Administrative Agent 89 shall have the right (but shall not be obligated, nor shall Administrative Agent hereby assume the duty) to pay any such Lien, assessment or tax liability by virtue of which such charge shall have arisen; provided, however, that Administrative Agent shall not pay any such tax, assessment or Lien if the amount, applicability or validity thereof is being contested in good faith and by appropriate proceedings by Borrower. In order to pay any such Lien, assessment or tax liability, Administrative Agent shall not be obliged to wait until such lien, assessment or tax liability is filed before taking such action as hereinabove set forth. Any sum or sums which Administrative Agent shall have paid for the discharge of any such Lien shall be added to the Loan and shall be paid by Borrower to Administrative Agent with interest thereon at the rate applicable to the Loan, upon demand, and Administrative Agent shall be subrogated to all rights of such taxing authority against Borrower. 12.19 10.19 Consent to Jurisdiction. Borrower, Administrative Agent and the Lenders each hereby irrevocably consent to the non-exclusive jurisdiction of the federal and state courts located in the City of New York, Borough of Manhattan in any and all actions and proceedings whether arising hereunder or under any other agreement or undertaking. Borrower waives any objection which Borrower may have based upon lack of personal jurisdiction, improper venue or forum non conveniens. Borrower irrevocably agrees to service of process by certified mail, return receipt requested to the address of the appropriate party set forth herein. 12.20 10.20 Additional Documentation. Borrower shall execute and/or re-execute, and cause any Guarantor or other Person party to any Loan Document, to execute and/or re-execute and to deliver to Administrative Agent or Administrative Agent’s counsel, as may be deemed appropriate, any document or instrument signed in connection with this Agreement which reflects manifest error in its drafting or incorrectly drafted and/or signed, as well as any document or instrument which should have been signed at or prior to the Closing, but which was not so signed and delivered. Borrower agrees to comply with any written request by Administrative Agent within ten (10) days after receipt by Borrower of such request. 12.21 10.21 Advertisement. (a) Administrative Agent and each Lender, in their sole discretion, shall have the right to announce and publicize the financing established hereunder, as it deems appropriate, by means and media selected by Administrative Agent or such Lender. Such publication shall include all pertinent information relating to such financing, including without limitation, the term, purpose, pricing, loan amount, and name of Borrower. (b) The form and content of the published information shall be in the sole discretion of Administrative Agent or such Lender and shall be considered the sole and exclusive property of Administrative Agent or such Lender. All expenses related to publicizing the financing shall be the sole responsibility of Administrative Agent or such Lender. 12.22 10.22 Waiver of Jury Trial. BORROWER, ADMINISTRATIVE AGENT AND EACH LENDER EACH HEREBY WAIVE ANY AND ALL RIGHTS IT MAY HAVE TO A JURY TRIAL IN CONNECTION WITH ANY LITIGATION, PROCEEDING OR COUNTERCLAIM ARISING WITH RESPECT TO RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO OR UNDER THE LOAN DOCUMENTS 90

OR WITH RESPECT TO ANY CLAIMS ARISING OUT OF ANY DISCUSSIONS, NEGOTIATIONS OR COMMUNICATIONS INVOLVING OR RELATED TO ANY PROPOSED RENEWAL, EXTENSION, AMENDMENT, MODIFICATION, RESTRUCTURE, FORBEARANCE, WORKOUT, OR ENFORCEMENT OF THE TRANSACTIONS CONTEMPLATED BY THE LOAN DOCUMENTS. 12.23 10.23 Consequential Damages. Neither Administrative Agent, Lenders nor their agents or attorneys, shall be liable for any consequential damages arising from any breach of contract, tort or other wrong relating to the establishment, administration or collection of the Secured Obligations. 12.24 10.24 Inconsistency. If any provision of the Multi-Party Agreement is inconsistent with any provision in any other agreement, including but not limited to this Agreement, the provision of the Multi-Party Agreement controls. This Agreement and any agreements entered into in connection with this Agreement are amended to the extent necessary to give effect to the prior sentence. 12.25 10.25 USA Patriot Act; Beneficial Ownership Regulation. Administrative Agent and each Lender hereby notifies Borrower that pursuant to the requirements of the Patriot Act, it is required to obtain, verify and record information that identifies Borrower, which information includes the name and address of Borrower, a Beneficial Ownership Certification, and other information that will allow Administrative Agent or such Lender to identify Borrower in accordance with the Act and the Beneficial Ownership Regulation. 12.26 10.26 Joinder of Guarantors. With respect to any new Subsidiary of Borrower or any other Credit Party (other than Parent) created or acquired after the Closing Date whose business activities are, in the opinion of Administrative Agent, the same or are substantially similar to, which are in a similar, supplemental or ancillary business as, Borrower or any such Credit Party (other than Parent), as the case may be, shall (i) execute and deliver to Administrative Agent such documents and agreements as Administrative Agent reasonably deems necessary or advisable to grant to Administrative Agent for the benefit of the Secured Parties perfected security interest in the Capital Stock of such new Subsidiary, (ii) deliver to Administrative Agent the certificates representing such Capital Stock, together with undated stock powers, in blank, executed and delivered by a duly authorized officer of such Credit Party, (iii) cause such new Subsidiary to become a Guarantor by executing and delivering a Guaranty Agreement and a Guarantor Security Agreement in form and substance satisfactory to Administrative Agent, (iv) execute and deliver, and cause such Subsidiary to execute and deliver, such security agreements, pledge agreements, amendments thereto and such other documents and instruments and to take such actions as Administrative Agent shall deem necessary or advisable for the to grant to Administrative Agent for the benefit of the Secured Parties a perfected security interest (subject to Liens expressly permitted by such security agreements, pledge agreements, amendments thereto and such other documents and instruments) in the all of its properties and assets of such Subsidiary, including, without limitation, the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required or requested by Administrative Agent, and (iv) if requested by Administrative Agent, deliver to Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, 91 and from counsel, reasonably satisfactory to Administrative Agent, and such other certificates, documents, instruments and agreements as Administrative Agent shall reasonably request. 12.27 10.27 Anti-Money Laundering/International Trade Law Compliance. Borrower represents and warrants to Administrative Agent and each Lender, as of the date of this Agreement, as of the date of the making of each Loan hereunder, and as of the date of any renewal, extension or modification of this Agreement, that: (A) none of Parent, Borrower, any Guarantor or any Subsidiary of any of them (i) is listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person or entity, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejections of transactions) under any order or directive of any Compliance Authority (as hereinafter defined); (ii) has any of its assets in a Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority or in the possession, custody or control of a Sanctioned Person; or (iii) does business in or with, or derives any of its operating income from investments in or transactions with, any Sanctioned Person or Sanctioned Country in violation of any law or regulation enforced by any Compliance Authority; (B) the proceeds of this Agreement will not be used to fund any operations in, finance any investments or activities in, or make any payments to, a Sanctioned Person or, in violation of any law or regulation enforced by any Compliance Authority, a Sanctioned Country; and (C) each of Parent, Borrower, any Guarantor and each Subsidiary of any of them is in compliance with, and none of Parent, Borrower, any Guarantor or any Subsidiary of any of them engages in any dealings or transactions prohibited by, any laws of the United States including the USA Patriot Act, the Trading with the Enemy Act, or the U.S. Foreign Corrupt Practices Act of 1977, all as amended, supplemented or replaced from time to time. As used herein: “Compliance Authority” means each and all of the (a) U.S. Department of the Treasury’s Office of Foreign Asset Control; (b) U.S. Treasury Department/Financial Crimes Enforcement Network; (c) U.S. State Department/Directorate of Defense Trade Controls; (d) U.S. Commerce Department/Bureau of Industry and Security; (e) U.S. Internal Revenue Service; (f) U.S. Justice Department; and (g) U.S. Securities and Exchange Commission; “Sanctioned Country” means a country subject to a sanctions program maintained by any Compliance Authority; and “Sanctioned Person” means any individual person, a group, regime, entity or thing subject to, or specially designated under, any sanctions program maintained by any Compliance Authority. 12.28 10.28 Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of Administrative Agent and the Secured Parties, in assets which, in accordance with Article 9 of the UCC or any other applicable law can be perfected only by possession. Should any Lender (other than Administrative Agent) obtain possession of any such Collateral, such Lender shall notify Administrative Agent thereof, and, promptly upon Administrative Agent’s request therefor shall deliver such Collateral to Administrative Agent or otherwise deal with such Collateral in accordance with Administrative Agent’s instructions. 12.29 Acknowledgment and Consent to Bail-In of EEA Financial Institution. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the Write-Down and Conversion Powers 92 of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by: (a) the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender that is an EEA Financial Institution; and (b) the effects of any Bail-in Action on any such liability, including, if applicable; (i) a reduction in full or in part or cancellation of any such liability; (ii) a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or (iii) the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of any EEA Resolution Authority. 12.30 Acknowledgement Regarding Any Supported QFCs. To the extent that the Loan Documents provide support, through a guaranty, mortgage, or otherwise, for any Hedging Agreement or any other agreement or instrument that is a QFC (such support, “QFC Credit Support”, and each such QFC, a “Supported QFC”), the parties acknowledge and agree as follows with respect to the resolution power of the Federal Deposit Insurance Corporation under the Federal Deposit Insurance Act and Title II of the Dodd-Frank Wall Street Reform and Consumer Protection Act (together with the regulations promulgated thereunder, the “U.S. Special Resolution Regimes”) in respect of such Supported QFC and QFC Credit Support (with the provisions below applicable notwithstanding that the Loan Documents and any Supported QFC may in fact be stated to be governed by the laws of the State of New York and/or of the United States or any other state of the United States): In the event a Covered Entity that is party to a Supported QFC (each, a “Covered Party”) becomes subject to a proceeding under a U.S. Special Resolution Regime, the transfer of such Supported QFC and the benefit of such QFC Credit Support (and any interest and obligation in or under such Supported QFC and such QFC Credit Support, and any rights in property securing such Supported QFC or such QFC Credit Support) from such Covered Party will be effective to the same extent as the transfer would be effective under the U.S. Special Resolution Regime if the Supported QFC and such QFC Credit Support (and any such interest, obligation and rights in property) were governed by the laws of the United States or a state of the United States. In the event a Covered Party or a BHC Act Affiliate of a Covered Party becomes subject to a proceeding under a U.S. Special Resolution Regime, Default Rights under the Loan Documents that might otherwise apply to such Supported QFC or any QFC Credit Support that may be exercised against such Covered Party are permitted to be exercised to no greater extent than such Default Rights could be exercised under the U.S. Special Resolution Regime if the Supported QFC and the Loan Documents were governed by the laws of the United States or a state of the United States. Without limitation of the foregoing, it is understood and agreed that rights and remedies of the parties with respect to a Defaulting Lender shall in no event affect the rights of any Covered Party with respect to a Supported QFC or any QFC Credit Support. 12.31 Lender ERISA Representation and Warranty. Each Lender represents and warrants as of the date hereof to Administrative Agent and Lead Arranger and their respective 93

Affiliates, and not, for the avoidance of doubt, for the benefit of Borrower or any Guarantor, that (a) such Lender is not and will not be (i) an “employee benefit plan,”as defined in Section 3(3) of ERISA or (ii) a “plan” within the meaning of Section 4975(e) of the Code; (b) the assets of such Lender do not and will not constitute “plan assets” within the meaning of the United States Department of La bor Regulations set forth in 29 C.F.R. §2510.3-101, as modified by Section 3(42) of ERISA; (c) such Le nder is not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA; and (d) transactions by or with such Lender are not and will not be subject to federal, state or local statutes applicable to such Lender regulating investments of fiduciaries with respect to governmental plans. 12.32 10.29 Amendment and Restatement. This Agreement shall become effective on the Closing Date and shall supersede all provisions of the Original Loan Agreement as of such date. From and after the Closing Date all references made to the Original Loan Agreement in any Loan Document or in any other instrument or document shall, without more, be deemed to refer to this Agreement. This Agreement amends and restates the Original Loan Agreement and is not intended to be or operate as a novation or an accord and satisfaction of the Original Loan Agreement or the indebtedness, obligations and liabilities of any Borrower evidenced or provided for thereunder. Borrower hereby acknowledges it heretofore executed and delivered certain Loan Documents and agree that the Liens created and provided for by the Loan Documents continue to secure, among other things, the Obligations arising under this Agreement; and the Loan Documents and the rights and remedies of the Administrative Agent thereunder, the obligations of Borrower thereunder, and the Liens created and provided for thereunder remain in full force and effect and shall not be affected, impaired or discharged hereby. Nothing herein contained shall in any manner affect or impair the priority of the Liens created and provided for by the Loan Documents as to the indebtedness which would be secured thereby prior to giving effect to this Agreement. Without limiting the foregoing, the parties to this Agreement hereby acknowledge and agree that the “Loan Agreement”and any other Loan Document referred to in any of the Loan Documents shall from and after the date hereof be deemed a reference to this Agreement and the Loan Documents referred to herein. [Remainder of Page Intentionally Left Blank] 94

95

IN WITNESS WHEREOF, the undersigned parties have executed this Agreement the day and year first above written. NEWTEK SMALL BUSINESS FINANCE, LLC, as Borrower By: Name: Peter Downs Title: President [Signature Page – Fourth Amended and Restated Loan and Security Agreement]

CAPITAL ONE, NATIONAL ASSOCIATION, as Administrative Agent, Lender, Sole Lead Arranger and Sole Bookrunner By: Name: Brian Talty Title: Senior Vice President [Signature Page – Fourth Amended and Restated Loan and Security Agreement]

UBS BANK USA, as Lender By: Name: Peter M. Carter Title: Executive Director By: Name: Brad Weisberg Title: Managing Director [Signature Page – Fourth Amended and Restated Loan and Security Agreement]

SCHEDULE A DEFINITION OF INELIGIBLE FINANCED SBA LOANS The term “Ineligible Financed SBA Loans” means the portion of each SBA 7(a) Loan as to which any of the exclusionary criteria set forth below applies; provided, however, that Lender reserves the right, at any time and from time to time after the Closing Date, to adjust any of the criteria set forth below and to establish new criteria with respect to Eligible SBA 7(a) Loans, in its reasonable credit judgment; provided, further, however, that Administrative Agent shall provide twenty-five (25) days prior written notice to Borrower with respect to any adjustment of existing criteria or establishment of new criteria that would have the effect of reducing the availability of Advances to Borrower. Ineligible Financed SBA Loans are SBA 7(a) Loans: (i) as to which all conditions precedent to the effectiveness of the SBA guaranty with respect to the applicable SBA 7(a) Loan have not been met; (ii) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which Borrower has not perfected its security interests and Liens in all underlying collateral for the applicable SBA 7(a) Loan; provided, that at the discretion of Administrative Agent, the perfection requirements of this clause may be deemed satisfied if escrow arrangements reasonably acceptable to Administrative Agent are in place to insure that all steps necessary for such perfection will be accomplished promptly, and in any event within seven (7) Business Days following the disbursement by Borrower of the proceeds of such SBA 7(a) Loan; (iii) with respect to which the applicable SBA 7(a) Loan does not conform to all requirements of the SBA applicable to the initial approval and guaranty by the SBA thereof; (iv) with respect to which the applicable SBA 7(a) Loan, SBA 7(a) Loan Notes or SBA 7(a) Note Receivable Documents do not comply in all material respects with applicable Laws; (v) with respect to which an event or condition has occurred that would release the SBA from its obligations to Borrower with respect to the applicable SBA 7(a) Loan, or the SBA has rejected the applicable SBA 7(a) Loan or the applicable SBA 7(a) Note Receivable Documents in any respect, or an event pursuant to which the SBA has reduced the amount of its guarantee of any of the foregoing (but in such event only to the extent of such reduction); (vi) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which the insurance coverage required by the applicable SBA Note Receivable Documents has been cancelled or lapsed or Borrower has not been named as loss payee or additional insured, as applicable, with respect thereto;

(vii) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which an event or condition has occurred that would release the SBA from its obligations to Borrower with respect to the applicable SBA 7(a) Loan, or the SBA has rejected the applicable SBA 7(a) Loan or the applicable SBA 7(a) Note Receivable Documents in any respect; (viii) that were originated by a Person other than Borrower and not underwritten by Borrower in accordance with its then current underwriting standards used in connection with the origination of SBA 7(a) Loans in the ordinary course of business; (ix) with respect to which the applicable SBA 7(a) Loan does not conform in all material respects to Borrower’s written credit and underwriting guidelines, as in effect on the date the applicable SBA 7(a) Loan was underwritten, copies of which have been previously delivered to Administrative Agent; (x) to the extent that the outstanding principal amount of any SBA 7(a) Guaranteed Note Receivable exceeded the maximum amount permitted by the SBA Act at the time the applicable SBA 7(a) Loan was underwritten; (xi) to the extent that the aggregate outstanding principal amount of both the SBA 7(a) Guaranteed Note Receivable portion and the SBA 7(a) Non-Guaranteed Note Receivable portion of the same SBA 7(a) Loan exceeded the maximum amount permitted by the SBA Act at the time the applicable SBA 7(a) Loan was underwritten, to the extent of such excess; (xii) with respect to which the applicable SBA 7(a) Loan Obligor is the subject of an insolvency proceeding or a case commenced under the Bankruptcy Code; (xiii) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which the applicable SBA 7(a) Loan is not a valid, legally enforceable obligation of the SBA 7(a) Loan Obligor or is subject to any offset or other defense on the part of such SBA 7(a) Loan Obligor or to any claim on the part of the SBA 7(a) Loan Obligor denying liability; (xiv) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which the subject SBA 7(a) Note Receivable is subject to any Lien, except for the Lien of Administrative Agent for the benefit of the Secured Parties and the interest of the SBA pursuant to the applicable Loan Guaranty Agreement; (xv) to the extent that any payment of interest, principal or any other amount due under the applicable SBA 7(a) Loan is more than 61 days past due; (xvi) to the extent that the subject SBA 7(a) Note Receivable has been sold pursuant to a Note Participation; (xvii) with respect to which the applicable SBA 7(a) Loan does not conform in all material respects to forms provided by the SBA; 2

(xviii) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which the applicable SBA 7(a) Loan is not evidenced by legal documentation in form and substance satisfactory to Administrative Agent; provided, that legal documentation that conforms in all material respects to forms provided by the SBA, standard forms of mortgages or deeds of trust provided by Borrower’s local counsel for use in specific jurisdictions, or other forms of documents previously approved by Administrative Agent shall be presumed to be satisfactory to Administrative Agent; (xix) with respect to which the applicable SBA 7(a) Loan is made to an employee, officer, agent, director, stockholder, or Affiliate of Borrower or any Affiliate of any thereof; (xx) with respect to which the applicable SBA 7(a) Loan has been turned over to the SBA or any other Person for servicing or collection; (xxi) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which the applicable SBA 7(a) Loan and the respective rights of the parties thereto are not subject to the terms of the Multi-Party Agreement or such other agreement with SBA and Borrower that Administrative Agent, in its sole discretion, deems acceptable; (xxii) as to which any of the representations or warranties in the Loan Documents with respect to the SBA 7(a) Loan are untrue; (xxiii) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, to the extent that any SBA 7(a) Note Receivable together with all other SBA 7(a) Note Receivables in any one industry, as determined by the applicable NAICS four digit code (except for the Retail Trade industry which shall be measured for this purpose as independent industries under NAICS codes 44 and 45), exceeds ten percent (10%) as of the end of each Fiscal Quarter (or, collectively, with respect to the Full-Service Restaurant and Limited-Service Eating Places industries (NAICS codes 7221 and 7222), as of the end of each Fiscal Quarter, fifteen percent (15%); with respect to the Traveler Accommodation industry (NAICS code 7211), as of the end of each Fiscal Quarter thirty percent (30%); and, with respect to the Auto Repair and Maintenance (including car wash) industry (NAICS code 8111), as of the end of each Fiscal Quarter, ten percent (10%)) of all Eligible SBA 7(a) Note Receivables; (xxiv) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, as to which Administrative Agent’s Lien and any security in support thereof is not a first priority perfected Lien in favor of Administrative Agent for the benefit of the Secured Parties; (xxv) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which the SBA 7(a) Loan Note has been released from the possession of the FTA in excess of 10 calendar days or has been released from the possession of the FTA pursuant to the SBA’s prior written consent or instruction as contemplated by the Multi-Party Agreement; 3

(xxvi) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, as to which any amounts payable have been deferred within the last ninety (90) days or as to which any amounts payable have been deferred more than twice within the last twelve (12) months; (xxvii) with respect to Financed Guaranteed Loans and Advances- Guaranteed Loans, with respect to any SBA Reduced Guaranty Receivable, to the extent of the SBA Reduced Guaranty Ineligible Amount; (xxviii) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which any SBA 7(a) Loan that is not secured by any SBA 7(a) Note Receivable Collateral other than a first priority Lien on commercial real property, if and to the extent that the outstanding principal balance of such SBA 7(a) Loan exceeds seventy percent (70%) of the fair market value of such commercial real property; (xxix) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, with respect to which any SBA 7(a) Loan which is secured exclusively commercial real property to the extent Borrower’s Lien is not a first priority mortgage Lien; (xxx) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, in the reasonable credit judgment of Administrative Agent, to the extent that any SBA 7(a) Note Receivable is secured by real property as to which there are potential industry-wide liabilities and Environmental Liabilities; (xxxi) with respect to Financed Non-Guaranteed Loans and Advances-Non-Guaranteed Loans, where any Credit Party currently has established a reserve on its own books and records with respect to the applicable SBA 7(a) Loan; or (xxxii) with respect to which the applicable SBA 7(a) Loan and the respective rights of the SBA, Administrative Agent, each Lender, Borrower, and FTA with respect thereto are not subject to the terms of the Multi-Party Agreement or such other agreement with SBA and Borrower that Administrative Agent, in its sole discretion, deems acceptable; (xxxiii) with respect to which the applicable SBA 7(a) Loan was not originated, underwritten, closed and documented or acquired in all material respects in accordance with the Credit and Collection Policies; (xxxiv) with respect to which the applicable SBA 7(a) Loan is not administered in accordance with and has not been at all times in compliance with the Credit and Collection Policies, Applicable Laws, and the SBA Rules and Regulations; or (xxxv) (xxxiii) that is otherwise unacceptable to Administrative Agent in its reasonable credit judgment. 4

Schedule B Contact Information for Lenders 1. Capital One 2. UBS Bank USA 299 South Main Street, Suite 2275 Salt Lake City, Utah 84111 Contact person for reporting/drawdowns/paydowns/communications from Capital One: Tailored Lending Middle Office ATTN: Salvatore Internicola 1200 Harbor Blvd, 5th Floor Weehawken, NJ 07086 (201) 352-5865– Phone (201) 352-6958 - Fax Email: Salvatore.Internicola@UBS.comSalvatore.Internicola@UBS.com

Schedule 2.01 Lenders Lender Commitment (USD) $75,000,000 Capital One, National Association UBS Bank USA $75,000,000 Aggregate Maximum Commitment $150,000,000